_______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 30, 2000


                CWABS, INC. (as depositor under the Pooling and
                Servicing Agreement, dated as of May 25, 2000,
           providing for the issuance of the Countrywide Home Equity
          Loan Trust 2000-B, Revolving Home Equity Loan Asset Backed
                         Certificates, Series 2000-B).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     333-84365               95-4596514
----------------------------         ------------         ------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)


4500 Park Granada
Calabasas, California                                           91302
----------------------                                         --------
(Address of Principal                                         (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240

_______________________________________________________________________________

Item 5.  Other Events.
----     ------------

Description of the Certificates and the Mortgage Pool*
-----------------------------------------------------

     On May 30, 2000, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 25, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, The First National Bank of Chicago, as trustee (the "Trustee") and Fannie Mae, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     In addition to the Pooling and Servicing Agreement, the Company and CHL entered into a Purchase Agreement, dated as of May 25, 2000 (the "Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Pooling and Servicing Agreement. The Purchase Agreement is annexed hereto as Exhibit 99.2.









----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 18, 2000 and the Prospectus Supplement dated May 22, 2000, of CWABS, Inc., relating to its Asset- Backed Certificates, Series 2000-B.

         Mortgage Loan Statistics

     The following tables describe characteristics of the mortgage loans included in the trust fund as of the cut-off date (as defined in the Prospectus). All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the cut-off date. The sum of the columns may not equal the respective totals due to rounding.


                                       LOAN GROUP 1



                      Description


DESCRIPTION                  AGGREGATE       NUMBER OF   PERCENTAGE OF
                              UNPAID         MORTGAGE    LOAN GROUP 1 AGGREGATE
                             PRINCIPAL         LOANS     PRINCIPAL BALANCE
                              BALANCE

   10 Yr Draw, 10 Yr Repay     $4,052,989        202           1.25
   10 Yr Draw, 15 Yr Repay   $309,389,623     12,944          95.59
   15 Yr Draw, 0 Yr Repay      $2,412,949         58           0.75
   15 Yr Draw, 10 Yr Repay     $1,379,058         38           0.43
   3 Yr Draw, 10 Yr Repay      $4,343,668        118           1.34
   5 Yr Draw, 10 Yr Repay      $1,839,497         44           0.57
   5 Yr Draw, 5 Yr Repay         $235,388         19           0.07
TOTAL                        $323,653,173     13,423         100.00



                  Principal Balances



RANGE OF PRINCIPAL         AGGREGATE         NUMBER OF   PERCENTAGE OF
BALANCES                     UNPAID          MORTGAGE    LOAN GROUP 1 AGGREGATE
                           PRINCIPAL          LOANS      PRINCIPAL BALANCE
                            BALANCE


   $      0.00  to  $ 10,000   $23,468,609     3,695          7.25
   $ 10,000.01  to  $ 20,000   $61,109,712     3,912          18.88
   $ 20,000.01  to  $ 30,000   $65,485,193     2,573          20.23
   $ 30,000.01  to  $ 40,000   $44,720,682     1,257          13.82
   $ 40,000.01  to  $ 50,000   $33,678,219       732          10.41
   $ 50,000.01  to  $ 60,000   $22,210,650       398           6.86
   $ 60,000.01  to  $ 70,000   $14,589,216       223           4.51
   $ 70,000.01  to  $ 80,000   $15,054,482       199           4.65
   $ 80,000.01  to  $ 90,000   $10,264,796       120           3.17
   $ 90,000.01  to  $100,000   $21,991,358       224           6.79
   $100,000.01  to  $125,000    $7,854,798        69           2.43
   $125,000.01  to  $150,000    $2,273,600        16           0.70
   $150,000.01  to  $175,000      $167,658         1           0.05
   $175,000.01  to  $200,000      $575,000         3           0.18
   $200,000.01  to  $225,000      $209,200         1           0.06
           TOTAL              $323,653,173    13,423         100.00

                Geographic Distribution


STATE                   AGGREGATE       NUMBER OF         PERCENTAGE OF
                         UNPAID         MORTGAGE          LOAN GROUP 1 AGGREGATE
                        PRINCIPAL         LOANS           PRINCIPAL BALANCE
                         BALANCE

      AK                $1,183,991          47                0.37
      AL                $4,047,412         197                1.25
      AZ               $10,443,903         445                3.23
      CA               $88,426,882       2,776               27.32
      CO               $21,298,979         787                6.58
      CT                $1,993,606          91                0.62
      DC                  $392,018          14                0.12
      DE                  $547,790          27                0.17
      FL               $11,808,792         562                3.65
      GA                $7,631,034         344                2.36
      HI                $2,666,236          77                0.82
      IA                  $648,567          36                0.20
      ID                $2,798,483         153                0.86
      IL               $13,722,656         601                4.24
      IN                $3,897,584         219                1.20
      KS                $3,755,410         192                1.16
      KY                $2,074,773         110                0.64
      LA                $2,711,505         135                0.84
      MA                $9,755,584         410                3.01
      MD                $4,311,037         200                1.33
      ME                  $756,935          38                0.23
      MI               $24,231,095       1,097                7.49
      MN                $3,058,660         161                0.95
      MO                $5,090,096         242                1.57
      MS                  $847,531          45                0.26
      MT                $1,887,369         102                0.58
      NC                $5,206,916         302                1.61
      ND                  $139,189           7                0.04
      NE                $1,009,197          66                0.31
      NH                $1,882,424          96                0.58
      NJ               $11,078,756         444                3.42
      NM                $2,365,683         107                0.73
      NV                $4,046,989         167                1.25
      NY                $7,573,949         306                2.34
      OH                $8,859,932         455                2.74
      OK                $3,512,316         177                1.09
      OR                $6,058,817         265                1.87
      PA                $7,266,412         367                2.25
      RI                  $513,868          28                0.16
      SC                $1,937,577         103                0.60
      SD                   $99,416           8                0.03
      TN                $4,052,989         202                1.25
      UT              $4,815,881           222                1.49
      VA              $4,964,067           237                1.53
      VT                $187,914            10                0.06
      WA             $13,049,658           500                4.03
      WI              $3,384,936           167                1.05
      WV                $235,388            19                0.07
      WY              $1,422,969            60                0.44
TOTAL               $323,653,173        13,423              100.00

             Combined Loan-to-Value Ratio


RANGE OF COMBINED          AGGREGATE       NUMBER OF      PERCENTAGE OF
LOAN-TO-VALUE               UNPAID         MORTGAGE       LOAN GROUP 1 AGGREGATE
RATIOS                     PRINCIPAL         LOANS        PRINCIPAL BALANCE
                            BALANCE

      <=10.00                $343,489          17            0.11
      10.01-20.00          $1,838,468          72            0.57
      20.01-30.00          $2,710,813         105            0.84
      30.01-40.00          $4,987,175         188            1.54
      40.01-50.00          $8,719,069         349            2.69
      50.01-60.00         $15,573,835         630            4.81
      60.01-70.00         $39,287,036       1,770           12.14
      70.01-80.00         $63,948,976       2,710           19.76
      80.01-90.00        $105,578,566       4,461           32.62
      90.01-100.00        $80,665,745       3,121           24.92
TOTAL                    $323,653,173      13,423          100.00




                      Loan Rates


RANGE OF                   AGGREGATE       NUMBER OF      PERCENTAGE OF
LOAN RATES                  UNPAID         MORTGAGE       LOAN GROUP 1 AGGREGATE
                           PRINCIPAL         LOANS        PRINCIPAL BALANCE
                            BALANCE

       5.501 - 6.000       $7,114,600         197            2.20
       6.501 - 7.000       $2,628,001          60            0.81
       7.001 - 7.500      $33,647,615       1,503           10.40
       7.501 - 8.000     $258,317,700      10,968           79.81
       8.001 - 8.500         $523,142          15            0.16
       8.501 - 9.000          $10,000           3            0.00
       9.001 - 9.500         $850,364          30            0.26
       9.501 - 10.000      $3,527,680          92            1.09
      10.001 - 10.500      $3,744,150         118            1.16
      10.501 - 11.000      $3,321,479         102            1.03
      11.001 - 11.500      $2,972,532          92            0.92
      11.501 - 12.000      $2,947,003         101            0.91
      12.001 - 12.500      $2,817,163          96            0.87
      12.501 - 13.000        $999,625          34            0.31
      13.001 - 13.500        $216,192          11            0.07
      13.501 - 14.000         $15,928           1            0.00
TOTAL                    $323,653,173      13,423          100.00




                     Property Type

PROPERTY                   AGGREGATE       NUMBER OF     PERCENTAGE OF
TYPE                        UNPAID         MORTGAGE      LOAN GROUP 1 AGGREGATE
                           PRINCIPAL         LOANS       PRINCIPAL BALANCE
                            BALANCE

      SINGLE FAMILY      $255,551,381      10,812             78.96
      PUD                 $47,949,209       1,781             14.81
      CONDO               $17,634,002         737              5.45
      2-4 UNITS            $2,518,580          93              0.78
TOTAL                    $323,653,173      13,423            100.00



                     Lien Priority


LIEN                     AGGREGATE       NUMBER OF        PERCENTAGE OF
PRIORITY                  UNPAID         MORTGAGE         LOAN GROUP 1 AGGREGATE
                         PRINCIPAL         LOANS          PRINCIPAL BALANCE
                          BALANCE

      1st Liens         $10,982,316         245              3.39
      2nd Liens        $312,670,857      13,178             96.61
TOTAL                  $323,653,173      13,423            100.00



                        Margins


RANGE OF                 AGGREGATE       NUMBER OF       PERCENTAGE OF
MARGINS                   UNPAID         MORTGAGE        LOAN GROUP 1 AGGREGATE
                         PRINCIPAL         LOANS         PRINCIPAL BALANCE
                          BALANCE

    0.000               $14,903,726         567             4.60
    0.001 - 0.250        $4,034,005         134             1.25
    0.251 - 0.500       $21,896,506         663             6.77
    0.501 - 0.750       $27,314,758       1,394             8.44
    0.751 - 1.000       $16,915,396         628             5.23
    1.001 - 1.250       $39,455,594       1,820            12.19
    1.251 - 1.500        $4,417,313         188             1.36
    1.501 - 1.750        $6,090,111         191             1.88
    1.751 - 2.000       $37,749,492       1,701            11.66
    2.001 - 2.250        $9,801,731         407             3.03
    2.251 - 2.500       $20,672,511         648             6.39
    2.501 - 2.750       $18,316,349         852             5.66
    2.751 - 3.000       $24,966,155         987             7.71
    3.001 - 3.250       $19,952,407         881             6.16
    3.251 - 3.500       $21,495,351         763             6.64
    3.501 - 3.750       $16,185,107         725             5.00
    3.751 - 4.000        $2,046,825         126             0.63
    4.001 - 4.250       $13,211,905         553             4.08
    4.251 - 4.500        $3,765,303         181             1.16
    4.501 - 4.750          $120,462           4             0.04
    4.751 - 5.000          $197,974           5             0.06
    5.251 - 5.500           $35,000           1             0.01
    5.751 - 6.000           $39,200           3             0.01
    6.751 - 7.000           $69,990           1             0.02
    TOTAL              $323,653,173      13,423           100.00

            Credit Limit Utilization Rates


RANGE OF CREDIT            AGGREGATE       NUMBER OF     PERCENTAGE OF
LIMIT UTILIZATION RATES     UNPAID         MORTGAGE      LOAN GROUP 1 AGGREGATE
                           PRINCIPAL         LOANS       PRINCIPAL BALANCE
                            BALANCE

     0.00%                        $0         712           0.00
     0.01% - 10.00%          $774,566         202           0.24
     10.01% - 20.00%       $3,569,486         395           1.10
     20.01% - 30.00%       $6,199,963         592           1.92
     30.01% - 40.00%       $8,424,429         682           2.60
     40.01% - 50.00%      $13,879,631       1,065           4.29
     50.01% - 60.00%      $13,432,735         775           4.15
     60.01% - 70.00%      $19,843,817         964           6.13
     70.01% - 80.00%      $22,184,425         918           6.85
     80.01% - 90.00%      $20,974,791         709           6.48
     90.01% - 100.00%    $214,369,329       6,409          66.23
     TOTAL               $323,653,173      13,423         100.00




                     Maximum Rates


MAXIMUM RATES            AGGREGATE       NUMBER OF        PERCENTAGE OF
                          UNPAID         MORTGAGE         LOAN GROUP 1 AGGREGATE
                         PRINCIPAL         LOANS          PRINCIPAL BALANCE
                          BALANCE

    11.750                 $2,387           1                0.00
    12.500                $69,873           4                0.02
    12.750             $1,650,886          89                0.51
    13.000             $2,227,629         104                0.69
    13.500                $13,500           1                0.00
    15.000             $1,679,380          94                0.52
    16.000             $5,322,816         304                1.64
    17.000            $13,023,791         589                4.02
    18.000           $299,409,509      12,232               92.51
    24.000               $163,150           2                0.05
    25.000                $43,600           1                0.01
    25.500                $36,650           1                0.01
    26.000                $10,000           1                0.00
    TOTAL            $323,653,173      13,423              100.00



Months Remaining to Scheduled Maturity


RANGE OF MONTHS           AGGREGATE       NUMBER OF      PERCENTAGE OF
REMAINING TO               UNPAID         MORTGAGE       LOAN GROUP 1 AGGREGATE
SCHEDULED MATURITY        PRINCIPAL         LOANS        PRINCIPAL BALANCE
                           BALANCE

      109 - 120             $235,388          19            0.07
      145 - 156           $4,343,668         118            1.34
      169 - 180           $4,252,446         102            1.31
      229 - 240           $4,052,989         202            1.25
      289 - 300         $303,133,792      12,613           93.66
      301 - 312           $7,634,889         369            2.36
TOTAL                   $323,653,173      13,423          100.00

                   Origination Year


ORIGINATION YEAR         AGGREGATE       NUMBER OF       PERCENTAGE OF
                          UNPAID         MORTGAGE        LOAN GROUP 1 AGGREGATE
                         PRINCIPAL         LOANS         PRINCIPAL BALANCE
                          BALANCE

    1999                    $59,043           3             0.02
    2000               $323,594,130      13,420            99.98
TOTAL                  $323,653,173      13,423           100.00



                  Delinquency Status


NUMBER OF DAYS           AGGREGATE       NUMBER OF       PERCENTAGE OF
DELINQUENT                UNPAID         MORTGAGE        LOAN GROUP 1 AGGREGATE
                         PRINCIPAL         LOANS         PRINCIPAL BALANCE
                          BALANCE

    CURRENT            $309,157,700      12,906               95.52
    30-59 Days          $14,495,473         517                4.48
TOTAL                  $323,653,173      13,423              100.00



                     Credit Limits


RANGE OF CREDIT                AGGREGATE     NUMBER OF    PERCENTAGE OF
LIMITS                          UNPAID       MORTGAGE     LOAN GROUP 1 AGGREGATE
                               PRINCIPAL       LOANS      PRINCIPAL BALANCE
                                BALANCE

   $      0.00  to  $ 10,000    $2,511,787      354             0.78
   $ 10,000.01  to  $ 20,000   $51,185,428    4,293            15.81
   $ 20,000.01  to  $ 30,000   $66,822,332    3,572            20.65
   $ 30,000.01  to  $ 40,000   $47,328,400    1,769            14.62
   $ 40,000.01  to  $ 50,000   $38,725,957    1,246            11.97
   $ 50,000.01  to  $ 60,000   $25,375,296      612             7.84
   $ 60,000.01  to  $ 70,000   $16,843,402      371             5.20
   $ 70,000.01  to  $ 80,000   $15,849,710      315             4.90
   $ 80,000.01  to  $ 90,000   $11,484,578      198             3.55
   $ 90,000.01  to  $100,000   $33,390,876      534            10.32
   $100,000.01  to  $125,000    $9,212,563      110             2.85
   $125,000.01  to  $150,000    $3,560,610       36             1.10
   $150,000.01  to  $175,000      $243,224        5             0.08
   $175,000.01  to  $200,000      $842,658        5             0.26
   $200,000.01  to  $225,000      $254,353        2             0.08
   $275,000.01  to  $300,000       $22,000        1             0.01
               TOTAL          $323,653,173    13,423          100.00

                                       LOAN GROUP 2



                      Description


DESCRIPTION                    AGGREGATE     NUMBER OF    PERCENTAGE OF
                                 UNPAID       MORTGAGE    LOAN GROUP 2 AGGREGATE
                               PRINCIPAL       LOANS      PRINCIPAL BALANCE
                                BALANCE

   10 Yr Draw, 10 Yr Repay       $487,108         10          0.30
   10 Yr Draw, 15 Yr Repay   $159,355,383      3,647         98.15
   15 Yr Draw, 0 Yr Repay        $662,017         10          0.41
   15 Yr Draw, 10 Yr Repay       $818,733          8          0.50
   3 Yr Draw, 10 Yr Repay        $862,191         13          0.53
   5 Yr Draw, 10 Yr Repay        $144,600          3          0.09
   5 Yr Draw, 5 Yr Repay          $35,000          1          0.02
TOTAL                        $162,365,031      3,692        100.00



                  Principal Balances


RANGE OF PRINCIPAL               AGGREGATE    NUMBER OF  PERCENTAGE OF
BALANCES                           UNPAID     MORTGAGE   LOAN GROUP 2 AGGREGATE
                                  PRINCIPAL    LOANS     PRINCIPAL BALANCE
                                   BALANCE

   $      0.00  to  $ 10,000      $4,494,417      679          2.77
   $ 10,000.01  to  $ 20,000     $13,968,908      909          8.60
   $ 20,000.01  to  $ 30,000     $16,202,194      631          9.98
   $ 30,000.01  to  $ 40,000     $12,672,466      357          7.80
   $ 40,000.01  to  $ 50,000     $11,711,174      255          7.21
   $ 50,000.01  to  $ 60,000      $8,988,051      162          5.54
   $ 60,000.01  to  $ 70,000      $6,680,851      102          4.11
   $ 70,000.01  to  $ 80,000      $5,463,227       72          3.36
   $ 80,000.01  to  $ 90,000      $5,688,831       66          3.50
   $ 90,000.01  to  $100,000     $11,052,891      113          6.81
   $100,000.01  to  $125,000      $6,500,426       58          4.00
   $125,000.01  to  $150,000     $19,115,579      134         11.77
   $150,000.01  to  $175,000      $4,304,573       26          2.65
   $175,000.01  to  $200,000      $7,930,946       41          4.88
   $200,000.01  to  $225,000      $3,474,202       16          2.14
   $225,000.01  to  $250,000      $5,590,336       23          3.44
   $250,000.01  to  $275,000      $2,132,350        8          1.31
   $275,000.01  to  $300,000      $4,394,745       15          2.71
   $300,000.01  to  $325,000        $645,000        2          0.40
   $325,000.01  to  $350,000      $1,359,235        4          0.84
   $350,000.01  to  $375,000        $722,500        2          0.44
   $375,000.01  to  $400,000      $1,186,014        3          0.73
   $400,000.01  to  $425,000        $812,000        2          0.50
   $450,000.01  to  $475,000        $942,205        2          0.58
   $475,000.01  to  $500,000      $2,480,000        5          1.53
   $575,000.01  to  $600,000        $600,000        1          0.37
   $675,000.01  to  $700,000        $700,000        1          0.43
   $725,000.01  to  $750,000        $750,000        1          0.46
   $800,000.01  to  $825,000        $801,911        1          0.49
   $825,000.01  to  $1,000,000    $1,000,000        1          0.62
           TOTAL                $162,365,031    3,692        100.00

                Geographic Distribution


STATE               AGGREGATE       NUMBER OF          PERCENTAGE OF
                     UNPAID         MORTGAGE           LOAN GROUP 2 AGGREGATE
                    PRINCIPAL         LOANS            PRINCIPAL BALANCE
                     BALANCE

      AK              $216,900           6                0.13
      AL            $1,188,104          56                0.73
      AZ            $5,280,079         129                3.25
      CA           $70,009,628         981               43.12
      CO           $10,804,346         207                6.65
      CT            $1,209,386          23                0.74
      DC               $67,500           3                0.04
      DE              $231,063           5                0.14
      FL            $5,035,676         199                3.10
      GA            $3,625,330         108                2.23
      HI              $616,789          17                0.38
      IA              $310,550           9                0.19
      ID            $1,262,762          36                0.78
      IL            $5,277,120         144                3.25
      IN            $1,223,127          57                0.75
      KS            $1,533,133          53                0.94
      KY              $831,164          36                0.51
      LA              $848,434          29                0.52
      MA            $4,513,977          99                2.78
      MD            $1,272,602          42                0.78
      ME              $228,205          10                0.14
      MI            $6,718,109         219                4.14
      MN              $786,111          26                0.48
      MO            $1,884,876          70                1.16
      MS              $334,132          12                0.21
      MT              $261,426          14                0.16
      NC            $2,172,452          81                1.34
      NE              $292,357          17                0.18
      NH              $611,890          17                0.38
      NJ            $4,983,310         115                3.07
      NM              $694,719          29                0.43
      NV              $993,999          40                0.61
      NY            $2,976,523          83                1.83
      OH            $3,298,201         126                2.03
      OK            $1,163,271          61                0.72
      OR            $1,959,594          53                1.21
      PA            $2,239,725          86                1.38
      RI              $173,211           7                0.11
      SC              $815,995          22                0.50
      SD                $8,000           1                0.00
      TN              $487,108          10                0.30
      TX              $747,595          25                0.46
      UT            $2,080,440          61                1.28
      VA            $1,768,762          72                1.09
      VT               $62,209           5                0.04
      WA            $8,070,524         151                4.97
      WI              $585,938          26                0.36
      WV               $49,898           2                0.03
      WY              $558,781          12                0.34
TOTAL             $162,365,031       3,692              100.00

             Combined Loan-to-Value Ratio


RANGE OF COMBINED        AGGREGATE       NUMBER OF       PERCENTAGE OF
LOAN-TO-VALUE RATIOS      UNPAID         MORTGAGE        LOAN GROUP 2 AGGREGATE
                         PRINCIPAL         LOANS         PRINCIPAL BALANCE
                          BALANCE

      <=10.00                $7,500           2             0.00
      10.01-20.00        $1,101,718          10             0.68
      20.01-30.00        $1,431,786          16             0.88
      30.01-40.00        $2,546,505          28             1.57
      40.01-50.00        $6,577,732          45             4.05
      50.01-60.00        $6,222,908          84             3.83
      60.01-70.00       $18,087,439         339            11.14
      70.01-80.00       $36,776,418         503            22.65
      80.01-90.00       $46,465,566       1,214            28.62
      90.01-100.00      $43,147,458       1,451            26.57
TOTAL                  $162,365,031       3,692           100.00




                      Loan Rates


RANGE OF LOAN              AGGREGATE       NUMBER OF      PERCENTAGE OF
RATES                       UNPAID         MORTGAGE       LOAN GROUP 2 AGGREGATE
                           PRINCIPAL         LOANS        PRINCIPAL BALANCE
                            BALANCE

       5.501 - 6.000       $3,373,900          38             2.08
       6.501 - 7.000       $1,062,691          15             0.65
       7.001 - 7.500      $13,793,457         387             8.50
       7.501 - 8.000     $131,014,661       2,945            80.69
       8.001 - 8.500         $105,635           4             0.07
       8.501 - 9.000         $192,000           1             0.12
       9.001 - 9.500       $1,875,700          12             1.16
       9.501 - 10.000      $1,986,333          18             1.22
      10.001 - 10.500        $884,651          22             0.54
      10.501 - 11.000      $1,603,669          35             0.99
      11.001 - 11.500      $1,921,313          63             1.18
      11.501 - 12.000      $2,241,168          73             1.38
      12.001 - 12.500      $1,558,369          45             0.96
      12.501 - 13.000        $358,042          19             0.22
      13.001 - 13.500        $148,527           8             0.09
      13.501 - 14.000         $53,700           2             0.03
      14.001 - 14.500        $191,216           5             0.12
TOTAL                    $162,365,031       3,692           100.00



                     Property Type


PROPERTY TYPE            AGGREGATE       NUMBER OF       PERCENTAGE OF
                          UNPAID         MORTGAGE        LOAN GROUP 2 AGGREGATE
                         PRINCIPAL         LOANS         PRINCIPAL BALANCE
                          BALANCE

    SINGLE FAMILY      $127,325,499       2,918            78.42
    PUD                 $27,832,730         563            17.14
    CONDO                $5,400,954         166             3.33
    2-4 UNITS            $1,805,848          45             1.11
                         $162,365,031     3,692           100.00





                     Lien Priority


LIEN PRIOROTY            AGGREGATE       NUMBER OF       PERCENTAGE OF
                          UNPAID         MORTGAGE        LOAN GROUP 2 AGGREGATE
                         PRINCIPAL         LOANS         PRINCIPAL BALANCE
                          BALANCE

    1st Liens            $5,800,876          48             3.57
    2nd Liens          $156,564,155       3,644            96.43
TOTAL                  $162,365,031       3,692           100.00




                        Margins


RANGE OF MARGINS           AGGREGATE       NUMBER OF      PERCENTAGE OF
                            UNPAID         MORTGAGE       LOAN GROUP 2 AGGREGATE
                           PRINCIPAL         LOANS        PRINCIPAL BALANCE
                            BALANCE

      -2.000 - -1.000         $90,000           1             0.06
      0.000               $18,118,733         144            11.16
      0.001 - 0.250        $2,915,107          28             1.80
      0.251 - 0.500       $21,344,696         183            13.15
      0.501 - 0.750        $6,855,386         120             4.22
      0.751 - 1.000        $6,353,088          84             3.91
      1.001 - 1.250       $12,681,552         170             7.81
      1.251 - 1.500          $597,100          17             0.37
      1.501 - 1.750        $1,757,341          49             1.08
      1.751 - 2.000       $13,678,941         305             8.42
      2.001 - 2.250        $8,173,687         232             5.03
      2.251 - 2.500       $13,750,063         364             8.47
      2.501 - 2.750       $10,416,479         402             6.42
      2.751 - 3.000       $11,294,172         335             6.96
      3.001 - 3.250        $2,520,604          59             1.55
      3.251 - 3.500        $3,776,082         101             2.33
      3.501 - 3.750        $3,983,864         116             2.45
      3.751 - 4.000          $306,657          15             0.19
      4.001 - 4.250        $2,495,799          86             1.54
      4.251 - 4.500       $10,696,401         352             6.59
      4.501 - 4.750          $367,129          16             0.23
      4.751 - 5.000        $1,004,897          81             0.62
      5.001 - 5.250        $6,783,412         297             4.18
      5.251 - 5.500        $1,169,561          43             0.72
      5.751 - 6.000          $547,320          52             0.34
      6.001 - 6.250          $171,529          16             0.11
      6.751 - 7.000           $18,450           2             0.01
      7.001 - 7.250           $95,922           2             0.06
      7.501 - 7.750          $179,755          10             0.11
      7.751 - 8.000          $153,807           7             0.09
      8.251 - 8.500           $10,000           1             0.01
      8.501 - 8.750           $57,500           2             0.04
      TOTAL              $162,365,031       3,692           100.00

            Credit Limit Utilization Rates


RANGE OF CREDIT LIMIT      AGGREGATE       NUMBER OF      PERCENTAGE OF
UTILIZATION RATES           UNPAID         MORTGAGE       LOAN GROUP 2 AGGREGATE
                           PRINCIPAL         LOANS        PRINCIPAL BALANCE
                            BALANCE

     0.00%                       $0         113            0.00
     0.01% - 10.00%        $362,637          58            0.22
     10.01% - 20.00%     $1,406,546          83            0.87
     20.01% - 30.00%     $1,817,860         107            1.12
     30.01% - 40.00%     $3,147,435         145            1.94
     40.01% - 50.00%     $4,826,920         196            2.97
     50.01% - 60.00%     $4,416,047         161            2.72
     60.01% - 70.00%     $6,666,826         217            4.11
     70.01% - 80.00%     $7,525,419         218            4.63
     80.01% - 90.00%     $9,337,108         183            5.75
     90.01% - 100.00%  $122,858,232       2,211           75.67
     TOTAL             $162,365,031       3,692          100.00



                     Maximum Rates


MAXIMUM RATES            AGGREGATE       NUMBER OF      PERCENTAGE OF
                          UNPAID         MORTGAGE       LOAN GROUP 2 AGGREGATE
                         PRINCIPAL         LOANS        PRINCIPAL BALANCE
                          BALANCE

    12.750                 $215,058           5            0.13
    13.000                 $214,250           4            0.13
    13.500                  $57,800           1            0.04
    15.000                 $261,426          14            0.16
    16.000               $2,211,152          83            1.36
    17.000               $6,482,096         231            3.99
    18.000             $152,923,249       3,354           94.18
    TOTAL              $162,365,031       3,692          100.00



        Months Remaining to Scheduled Maturity


RANGE OF MONTHS            AGGREGATE       NUMBER OF      PERCENTAGE OF
REMAINING TO                UNPAID         MORTGAGE       LOAN GROUP 2 AGGREGATE
SCHEDULED MATURITY         PRINCIPAL         LOANS        PRINCIPAL BALANCE
                            BALANCE

      109 - 120               $35,000           1            0.02
      145 - 156              $862,191          13            0.53
      169 - 180              $806,617          13            0.50
      229 - 240              $487,108          10            0.30
      289 - 300          $157,205,382       3,576           96.82
      301 - 312            $2,968,733          79            1.83
TOTAL                    $162,365,031       3,692          100.00

                   Origination Year


ORIGINATION YEAR         AGGREGATE       NUMBER OF      PERCENTAGE OF
                          UNPAID         MORTGAGE       LOAN GROUP 2 AGGREGATE
                         PRINCIPAL         LOANS        PRINCIPAL BALANCE
                          BALANCE

    2000               $162,365,031       3,692          100.00
TOTAL                  $162,365,031       3,692          100.00



                  Delinquency Status


NUMBER OF DAYS           AGGREGATE       NUMBER OF        PERCENTAGE OF
DELINQUENT                UNPAID         MORTGAGE         LOAN GROUP 2 AGGREGATE
                         PRINCIPAL         LOANS          PRINCIPAL BALANCE
                          BALANCE

    CURRENT            $155,620,005       3,536             95.85
     30 - 59 DAYS        $6,745,026         156              4.15
TOTAL                  $162,365,031       3,692            100.00




                     Credit Limits


RANGE OF CREDIT                   AGGREGATE   NUMBER OF   PERCENTAGE OF
LIMITS                              UNPAID    MORTGAGE    LOAN GROUP 2 AGGREGATE
                                  PRINCIPAL    LOANS      PRINCIPAL BALANCE
                                   BALANCE

   $      0.00  to  $ 10,000        $697,639       88          0.43
   $ 10,000.01  to  $ 20,000     $12,277,675      966          7.56
   $ 20,000.01  to  $ 30,000     $15,627,578      771          9.62
   $ 30,000.01  to  $ 40,000     $11,863,123      404          7.31
   $ 40,000.01  to  $ 50,000     $11,322,075      319          6.97
   $ 50,000.01  to  $ 60,000      $8,644,310      185          5.32
   $ 60,000.01  to  $ 70,000      $6,722,242      124          4.14
   $ 70,000.01  to  $ 80,000      $5,690,775      102          3.50
   $ 80,000.01  to  $ 90,000      $5,254,512       75          3.24
   $ 90,000.01  to  $100,000     $12,424,228      172          7.65
   $100,000.01  to  $125,000      $4,182,361       43          2.58
   $125,000.01  to  $150,000     $22,271,506      198         13.72
   $150,000.01  to  $175,000      $5,277,780       44          3.25
   $175,000.01  to  $200,000      $7,861,533       65          4.84
   $200,000.01  to  $225,000      $3,266,410       19          2.01
   $225,000.01  to  $250,000      $6,717,486       33          4.14
   $250,000.01  to  $275,000      $2,206,848       12          1.36
   $275,000.01  to  $300,000      $5,656,796       28          3.48
   $300,000.01  to  $325,000        $920,000        3          0.57
   $325,000.01  to  $350,000      $2,410,770       11          1.48
   $350,000.01  to  $375,000        $352,500        1          0.22
   $375,000.01  to  $400,000      $1,216,014        5          0.75
   $400,000.01  to  $425,000        $892,000        4          0.55
   $450,000.01  to  $475,000        $942,205        2          0.58
   $475,000.01  to  $500,000      $3,444,755       12          2.12
   $575,000.01  to  $600,000        $600,000        1          0.37
   $675,000.01  to  $700,000        $700,000        1          0.43
   $725,000.01  to  $750,000      $1,120,000        2          0.69
   $975,000.01  to  $1,000,000    $1,801,911        2          1.11
               TOTAL            $162,365,031    3,692        100.00

         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          99.1. The Pooling and Servicing Agreement, dated as of May 25, 2000, by and among the Company, CHL, the Trustee and Fannie Mae.

          99.2. The Purchase Agreement, dated as of May 25, 2000, between the Company and CHL.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.


                                        By:      /s/ Michael Muir
                                                 --------------------------
                                                 Michael Muir
                                                 Vice President

Dated:  June 14, 2000

                                 Exhibit Index

Exhibit

99.1. Pooling and Servicing Agreement, dated as of May 25, 2000, by and among, the Company, CHL, the Trustee and Fannie Mae.

99.2.   Purchase Agreement, dated as of May 25, 2000, between the Company and
        CHL.

EXHIBIT 99.1

==============================================================================


                                 CWABS, INC.,
                                 as Depositor,


                         COUNTRYWIDE HOME LOANS, INC.,


                        as Sponsor and Master Servicer,


                        BANK ONE, NATIONAL ASSOCIATION,
                                  as Trustee


                                      and


                                  FANNIE MAE


                            -----------------------

                        POOLING AND SERVICING AGREEMENT

                           Dated as of May 25, 2000
                            ----------------------

             Revolving Home Equity Loan Asset Backed Certificates

                                 Series 2000-B


==============================================================================

                               Table of Contents

                                                                           Page
                                                                           ----

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01. Definitions...................................................I-1
Section 1.02. Interest Calculations........................................I-24

                                  ARTICLE II
 CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES; TAX TREATMENT

Section 2.01. Conveyance of Mortgage Loans; Retention of Obligation
              to Fund Advances Under Credit Line Agreements................II-1
Section 2.02. Acceptance by Trustee........................................II-5
Section 2.03. Representations and Warranties Regarding the
              Master Servicer..............................................II-8
Section 2.04. Representations and Warranties of the Sponsor
              Regarding the Mortgage Loans; Retransfer of
              Certain Mortgage Loans......................................II-10
Section 2.05. Covenants of the Depositor..................................II-17
Section 2.06. Transfers of Mortgage Loans at Election of
              Transferor..................................................II-17
Section 2.07. Execution and Authentication of Certificates................II-19
Section 2.08. Tax Treatment...............................................II-19
Section 2.09. Representations and Warranties of the Depositor.............II-20

                                  ARTICLE III
                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. The Master Servicer.........................................III-1
Section 3.02. Collection of Certain Mortgage Loan Payments................III-3
Section 3.03. Withdrawals from the Collection Account and the
              Additional Loan Accounts....................................III-5
Section 3.04. Maintenance of Hazard Insurance; Property
              Protection Expenses.........................................III-8
Section 3.05. Assumption and Modification Agreements......................III-8
Section 3.06. Realization Upon Defaulted Mortgage Loans;
              Repurchase of Certain Mortgage Loans........................III-9
Section 3.07. Trustee to Cooperate.......................................III-10
Section 3.08. Servicing Compensation; Payment of Certain
              Expenses by Master Servicer................................III-11
Section 3.09. Annual Statement as to Compliance..........................III-11
Section 3.10. Annual Servicing Report....................................III-12
Section 3.11. Access to Certain Documentation and Information
              Regarding the Mortgage Loans...............................III-12
Section 3.12. Maintenance of Certain Servicing Insurance Policies........III-12
Section 3.13. Reports to the Securities and Exchange Commission..........III-13
Section 3.14. Tax Returns................................................III-13
Section 3.15. Information Required by the Internal Revenue
              Service Generally and Reports of Foreclosures
              and Abandonments of Mortgaged Property.....................III-13

                                  ARTICLE IV
                             SERVICING CERTIFICATE

Section 4.01. Servicing Certificate........................................IV-1
Section 4.02. Claims upon the Policy; Policy Payments Account..............IV-4
Section 4.03. Replacement Policy...........................................IV-6
Section 4.04. Effect of Payments by the Credit Enhancer;
              Subrogation..................................................IV-7
Section 4.05. Optional Advances of the Master Servicer.....................IV-7

                                   ARTICLE V
  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; RIGHTS OF CERTIFICATEHOLDERS

Section 5.01. Distributions.................................................V-1
Section 5.02. Calculation of the Investor Certificate Rate..................V-6
Section 5.03. Statements to Certificateholders..............................V-6
Section 5.04. Rights of Certificateholders..................................V-8
Section 5.05. Fannie Mae Guaranty...........................................V-8

                                  ARTICLE VI
                               THE CERTIFICATES

Section 6.01. The Certificates.............................................VI-1
Section 6.02. Registration of Transfer and Exchange of Investor
              Certificates; Appointment of Registrar.......................VI-1
Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates............VI-3
Section 6.04. Persons Deemed Owners........................................VI-4
Section 6.05. Restrictions on Transfer of Transferor Certificates..........VI-4
Section 6.06. Appointment of Paying Agent..................................VI-5
Section 6.07. Acceptance of Obligations....................................VI-6

                                  ARTICLE VII
              THE MASTER SERVICER, THE SPONSOR AND THE DEPOSITOR

Section 7.01. Liability of the Sponsor, the Master Servicer
              and the Depositor...........................................VII-1
Section 7.02. Merger or Consolidation of, or Assumption of the
              Obligations of, the Master Servicer or the
              Depositor...................................................VII-1
Section 7.03. Limitation on Liability of the Master Servicer
              and Others..................................................VII-1
Section 7.04. Master Servicer Not to Resign...............................VII-2
Section 7.05. Delegation of Duties........................................VII-2
Section 7.06. Indemnification of the Trust by the Master Servicer.........VII-3
Section 7.07. Indemnification of the Trust by the Transferor..............VII-3
Section 7.08. Limitation on Liability of the Transferor...................VII-3

                                 ARTICLE VIII
                             SERVICING TERMINATION

Section 8.01. Events of Servicing Termination............................VIII-1
Section 8.02. Trustee to Act; Appointment of Successor...................VIII-3
Section 8.03. Notification to Certificateholders.........................VIII-4

                                  ARTICLE IX
                                  THE TRUSTEE

Section 9.01. Duties of Trustee............................................IX-1
Section 9.02. Certain Matters Affecting the Trustee........................IX-2
Section 9.03. Trustee Not Liable for Certificates or Mortgage
              Loans........................................................IX-4
Section 9.04. Trustee May Own Certificates.................................IX-5
Section 9.05. Master Servicer to Pay Trustee's Fees and
              Expenses; Master Servicer to Indemnify.......................IX-5
Section 9.06. Eligibility Requirements for Trustee.........................IX-5
Section 9.07. Resignation or Removal of Trustee............................IX-5
Section 9.08. Successor Trustee............................................IX-6
Section 9.09. Merger or Consolidation of Trustee...........................IX-7
Section 9.10. Appointment of Co-Trustee or Separate Trustee................IX-7
Section 9.11. Limitation of Liability......................................IX-8
Section 9.12. Trustee May Enforce Claims Without Possession
              of Certificates..............................................IX-9
Section 9.13. Suits for Enforcement........................................IX-9

                                   ARTICLE X
                                  TERMINATION

Section 10.01. Termination..................................................X-1

                                  ARTICLE XI
                           RAPID AMORTIZATION EVENTS

Section 11.01. Rapid Amortization Events...................................XI-1

                                  ARTICLE XII
                           MISCELLANEOUS PROVISIONS

Section 12.01. Amendment..................................................XII-1
Section 12.02. Recordation of Agreement...................................XII-2
Section 12.03. Limitation on Rights of Certificateholders.................XII-3
Section 12.04. Governing Law..............................................XII-4
Section 12.05. Notices....................................................XII-4
Section 12.06. Severability of Provisions.................................XII-5
Section 12.07. Assignment.................................................XII-5
Section 12.08. Certificates Nonassessable and Fully Paid..................XII-5
Section 12.09. Third-Party Beneficiaries..................................XII-5
Section 12.10. Counterparts...............................................XII-5
Section 12.11. Effect of Headings and Table of Contents...................XII-5


EXHIBIT A - FORM OF INVESTOR CERTIFICATE....................................A-1
EXHIBIT B - FORM OF TRANSFEROR CERTIFICATE..................................B-1
EXHIBIT C - MORTGAGE LOAN SCHEDULE..........................................C-1
EXHIBIT D - FORM OF CREDIT LINE AGREEMENT...................................D-1
EXHIBIT E - LETTER OF REPRESENTATIONS.......................................E-1
EXHIBIT F - FORM OF INVESTMENT LETTER.......................................F-1
EXHIBIT G - FORM OF REQUEST FOR RELEASE.....................................G-1
EXHIBIT H-1 - FORM OF INITIAL CERTIFICATION...............................H-1-1
EXHIBIT H-2 - FORM OF DELAY DELIVERY CERTIFICATION........................H-2-1
EXHIBIT I - FORM OF FINAL CERTIFICATION.....................................I-1
EXHIBIT J - FORM OF TRANSFER DOCUMENT.......................................J-1

     This Pooling and Servicing Agreement, dated as of May 25, 2000, among CWABS, Inc., as Depositor (the "Depositor"), Countrywide Home Loans, Inc., as Sponsor and Master Servicer (in such capacities, the "Sponsor" and the "Master Servicer", respectively), Bank One, National Association, as Trustee (the "Trustee"), and Fannie Mae,

                               WITNESSETH THAT:
                               ---------------

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accelerated Principal Distribution Amount: With respect to any Distribution Date and Class, the amount, if any, required to reduce the related Investor Certificate Principal Balance (after giving effect to the distribution of all other amounts actually distributed on the Investor Certificates on such Distribution Date) so that the related Invested Amount (immediately following such Distribution Date) exceeds the related Investor Certificate Principal Balance (as so reduced) by the Required Transferor Subordinated Amount.

     Additional Balance: As to any Mortgage Loan and day, the aggregate amount of all Draws conveyed to the Trust pursuant to Section 2.01.

     Additional Home Equity Loans: The Mortgage Loans funded after the Cut-off Date acquired by the Trust on a Subsequent Closing Date pursuant to Section 2.01(b).

     Additional Loan Accounts: For Loan Group 1, an account into which is deposited on the Closing Date $41,350,000, and for Loan Group 2, an account into which is deposited on the Closing Date $22,640,000. Each of the accounts will be maintained separately, will be Eligible Accounts, and will be available only for purchases of Additional Home Equity Loans for its related Loan Group.

     Adjustment Date: With respect to any Interest Period, the second LIBOR Business Day preceding the first day of such Interest Period.

     Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     Alternative Principal Payment: As to any Distribution Date and Class of Investor Certificates, the amount (but not less than zero) equal to Principal Collections for the related Loan Group for such Distribution Date less the aggregate of Additional Balances for such Loan Group created during the related Collection Period.

     Appraised Value: As to any Mortgaged Property, the value established by any of the following: (i) with respect to Credit Line Agreements with Credit Limits greater than $100,000, by a full appraisal, (ii) with respect to Credit Line Agreements with Credit Limits equal to or less than $100,000, by either a drive by inspection or electronic appraisal of such Mortgaged Property made to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged Property, and (iii) with respect to any Mortgage Loan as to which the Servicer consents to a new senior lien pursuant to Section 3.01(a), in compliance with the underwriting criteria then in effect in connection with the application for the related senior mortgage loan.

     Asset Balance: As to any Mortgage Loan, other than a Liquidated Mortgage Loan, and day, the related Cut-off Date Asset Balance, plus (i) any Additional Balance in respect of such Mortgage Loan, minus (ii) all collections credited as principal against the Asset Balance of any such Mortgage Loan in accordance with the related Credit Line Agreement. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have an Asset Balance equal to the Asset Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and an Asset Balance of zero thereafter.

     Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

     Available Transferor Subordinated Amount: As to any Distribution Date and Loan Group, an amount equal to the lesser of (a) the related Transferor Principal Balance for such Distribution Date and (b) the related Required Transferor Subordinated Amount for such Distribution Date.

     Basis Risk Carryforward: For any Distribution Date and Interest Period for which the related Investor Certificate Rate for a Class has been determined pursuant to the related Maximum Rate, the excess of (a) the amount of interest that would have accrued on the related Class of Investor Certificates during the related Interest Period had such amount been determined pursuant to the applicable Interest Formula Rate over (b) the interest actually accrued at the related Investor Certificate Rate on the related Class of Investor Certificates during such Interest Period. Basis Risk Carryforward will not be included as interest payments on the related Class of Investor Certificates for such Distribution Date and such amount will accrue interest at the related Interest Formula Rate (as adjusted from time to time) and will be paid on future Distribution Dates only to the extent funds are available therefor as set forth in Section 5.01 of this Agreement.

     BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Billing Cycle: With respect to any Mortgage Loan and Collection Period, the billing period specified in the related Credit Line Agreement and with respect to which amounts billed are received during such Collection Period.

     Book-Entry Certificate: Any Investor Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, the Class A-2 Investor Certificates will be Book-Entry Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, California or Illinois are required or authorized by law to be closed.

     Certificate: An Investor Certificate or a Transferor Certificate.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement,
(x) any Investor Certificate registered in the name of the Transferor, or any Person known to a Responsible Officer to be an Affiliate of either the Depositor or the Transferor and (y) any Investor Certificate for which the Transferor, or any Person known to a Responsible Officer to be an Affiliate of either the Depositor or the Transferor is the Certificate Owner shall be deemed not to be outstanding (unless to the knowledge of a Responsible Officer
(i) the Transferor, or such Affiliate is acting as trustee or nominee for a Person who is not an Affiliate of the Transferor and who makes the voting decision with respect to such Investor Certificate or (ii) the Transferor, or such Affiliate is the Certificate Owner of all the Investor Certificates) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained.

     Certificate Owner: The Person who is the beneficial owner of a Book-Entry Certificate.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 6.02.

     Class: All Investor Certificates bearing the same class designation.

     Class A-1 Investor Certificate: Any certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit A hereto.

     Class A-2 Investor Certificate: Any certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit A hereto.

     Class A-1 Investor Certificate Rate: A per annum rate equal to, with respect to the first Interest Period, 6.69125%, and for any subsequent Interest Period, a per annum rate equal to the least of: (i) the sum of (a) LIBOR as of the second LIBOR Business Day prior to the first day of such Interest Period and (b) 0.08%, (ii) the Maximum Rate for the Class A-1 Investor Certificates for such Interest Period and (iii) 16.00%.

     Class A-2 Investor Certificate Rate: A per annum rate equal to, with respect to the first Interest Period, 6.84125%, and for any subsequent Interest Period, a per annum rate equal to the least of: (i) the sum of (a) LIBOR as of the second LIBOR Business Day prior to the first day of such Interest Period and (b) 0.23%, (ii) the Maximum Rate for the Class A-2 Investor Certificates for such Interest Period and (iii) 16.00%.

     Closing Date: May 30, 2000.

     Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

     Collection Account: The custodial account or accounts created and maintained for the benefit of the Investor Certificateholders, the Credit Enhancer and Fannie Mae pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

     Collection Period: With respect to any Distribution Date and any Mortgage Loan, the calendar month preceding the month of such Distribution Date (or, in the case of the first Collection Period, the period from the Cut-off Date through June 30, 2000).

     Combined Loan-to-Value Ratio: With respect to any Mortgage Loan as of any date, the percentage equivalent of the fraction, the numerator of which is the sum of (i) the Credit Limit and (ii) the outstanding principal balance as of the date of execution of the related original Credit Line Agreement (or any subsequent date as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such Mortgage Loan) of any mortgage loan or mortgage loans that are senior or equal in priority to the Mortgage Loan and which is secured by the same Mortgaged Property and the denominator of which is the Valuation of the related Mortgaged Property.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division.

     Credit Enhancement Draw Amount: As to any Distribution Date and Class, an amount equal to the sum of:

     (x) the amount by which (A) the amount to be distributed on such Class of Investor Certificates pursuant to Section 5.01(a)(iii) exceeds
          (B) the sum of the following amounts, but in each case only to the extent such amounts will be available to be applied to make payments on such Class pursuant to Section 5.01(a)(iii):

          (i) the amount of Investor Interest Collections related to such Class on deposit in the Collection Account as of the close of business on the third Business Day preceding such Distribution Date,

          (ii) the funds, if any, to be deposited into the Collection Account as a single deposit on the Business Day preceding such Distribution Date in accordance with Section 3.02(b), as such amount is reported by the Master Servicer to the Insurer in the Servicing Certificate delivered on the preceding Determination Date,

          (iii) the amount, if any, on deposit in the Collection Account in respect of the related Loan Group for such Distribution Date as of the close of business on the preceding Determination Date in respect of optional advances by the Master Servicer made pursuant to Section 4.05,

          (iv) the amount, if any, of the related Subordinated Transferor Collections in respect of the related Loan Group on deposit in the Collection Account on the third Business Day preceding such Distribution Date,

          (v) any Crossover Amounts for such Distribution Date and Class (payable from the other Loan Group) on deposit in the Collection Account on the third Business Day preceding such Distribution Date, and

          (vi) any withdrawals from the Reserve Fund for such Distribution Date, plus

     (y)  the related Guaranteed Principal Distribution Amount, plus

     (z) any Preference Amount (as defined in the Policy) related to such Class to be paid pursuant to the terms of the Policy on such Distribution Date.

     Credit Enhancer: Financial Guaranty Insurance Company, a New York stock insurance corporation, any successor thereto or any replacement credit enhancer substituted pursuant to Section 4.03.

     Credit Enhancer Condition: A Credit Enhancer Condition shall exist during the period immediately following a Credit Enhancer Default and ending with the assumption by a replacement credit enhancer of its duties in connection with a replacement credit enhancement pursuant to Section 4.03.

     Credit Enhancer Default: The failure by the Credit Enhancer to make a payment required under the Policy in accordance with the terms thereof.

     Credit Limit: As to any Mortgage Loan, the maximum Asset Balance permitted under the terms of the related Credit Line Agreement.

     Credit Limit Utilization Rate: As to any Mortgage Loan, the percentage equivalent of a fraction the numerator of which is the Cut-off Date Asset Balance for such Mortgage Loan and the denominator of which is the related Credit Limit.

     Credit Line Agreement: With respect to any Mortgage Loan, the related credit line account agreement executed by the related Mortgagor and any amendment or modification thereof.

     Crossover Amount: As to either Class of Investor Certificates and any Distribution Date, the portion, if any, of the Investor Interest Collections and Subordinated Transferor Collections for the other Loan Group to be applied to Investor Certificate Interest and Unpaid Investor Certificate Interest Shortfall on such Class of Investor Certificates pursuant to Sections 5.01(a)(ix) and 5.01(c)(ii).

     Cumulative Loss Test Violation: As defined in the Insurance Agreement, and that definition shall remain in effect notwithstanding the existence of a Credit Enhancer Condition.

     Cut-off Date: May 25, 2000.

     Cut-off Date Asset Balance: For any Initial Mortgage Loan, its unpaid principal balance as of the Cut-off Date, and for any Additional Home Equity Loan, its unpaid principal balance as of the relevant Subsequent Cut-off Date.

     Cut-off Date Loan Group 1 Balance: The Loan Group 1 Balance calculated as of the Cut-off Date.

     Cut-off Date Loan Group 2 Balance: The Loan Group 2 Balance calculated as of the Cut-off Date.

     Defective Mortgage Loan: A Mortgage Loan subject to retransfer pursuant to Section 2.02 or 2.04.

     Deficiency Notice: As defined in Section 4.02(a).

     Deficient Loan Group: As defined in Section 5.01(a).

     Definitive Certificates: As defined in Section 6.02(c).

     Depositor: CWABS, Inc., a Delaware corporation, or its successor in interest.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of $185,000,000 in initial aggregate principal amount of the Class A-2 Investor Certificates. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the UCC of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date, the fifth Business Day prior to such Distribution Date.

     Distribution Date: The fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, beginning in July 17, 2000.

     Draw: With respect to any Mortgage Loan, an additional borrowing by the Mortgagor subsequent to the Cut-off Date or Subsequent Cut-Off-Date, as applicable, in accordance with the related Mortgage Note.

     Due Date: As to any Mortgage Loan, the fifteenth day of the month.

     Electronic Ledger: The electronic master record of home equity credit line mortgage loans maintained by the Master Servicer or by the Sponsor, as appropriate.

     Eligible Account: (i) An account that is maintained with a depository institution whose debt obligations throughout the time of any deposit therein are rated in the highest short-term debt rating category by the Rating Agencies, (ii) one or more accounts with a depository institution having a minimum long-term unsecured debt rating of "BBB" by Standard & Poor's and "Baa3" by Moody's, which accounts are fully insured by either SAIF or BIF,
(iii) a segregated trust account maintained with the Trustee or an Affiliate of the Trustee in its fiduciary capacity, or (iv) an account otherwise acceptable to each Rating Agency and the Credit Enhancer (or if a Credit Enhancer Condition is then existing, to Fannie Mae in lieu of the Credit Enhancer), as evidenced at closing by delivery of a rating letter by each Rating Agency and thereafter by delivery of a letter from (a) each Rating Agency to the Trustee, within 30 days of receipt of notice of such deposit, to the effect that such deposit shall not cause such Rating Agency to reduce or withdraw its then-current rating of the Certificates without regard to the Policy or the Fannie Mae Guaranty and (b) from the Credit Enhancer (or if a Credit Enhancer Condition is then existing, from Fannie Mae in lieu of the Credit Enhancer) to the Trustee, within 30 days of receipt of notice of such deposit, to the effect that such account is acceptable to it.

     Eligible Investments: (i) obligations of the United States or any agency thereof, provided the timely payment of such obligations are backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty; (iii) commercial paper issued by Countrywide Home Loans, Inc. or any of its Affiliates; provided that such commercial paper is rated no lower than A-1 by Standard & Poor's and P-2 by Moody's, and the long-term debt of Countrywide Home Loans, Inc. is rated at least A3 by Moody's, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty;
(iv) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty; (v) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty;
(vi) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty; (viii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above; (ix) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty, as evidenced by a signed writing delivered by each Rating Agency; (x) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty; (xi) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty; and (xii) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, without regard to the Policy or the Fannie Mae Guaranty, as evidenced by a signed writing delivered by each Rating Agency; provided that no such instrument shall be an Eligible Investment if such instrument evidences either the right to receive
(a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

     Eligible Substitute Mortgage Loan: A Mortgage Loan substituted by the Sponsor for a Defective Mortgage Loan which must, on the date of such substitution, (i) in the case of a Mortgage Loan included in Loan Group 1, have an outstanding Asset Balance that complies with applicable Fannie Mae conforming loan balance requirements, (ii) have an outstanding Asset Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Asset Balance), not 10% more or 10% less than the Transfer Deficiency, if any, relating to such Defective Mortgage Loan; (iii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iv) have a Loan Rate based on the same Index with adjustments to such Loan Rate made on the same Interest Rate Adjustment Date as that of the Defective Mortgage Loan; (v) have a Gross Margin that is not less than the Gross Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Gross Margin for the Defective Mortgage Loan;
(vi) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (vii) have a remaining term to maturity not more than six months earlier and not more than 60 months later than the remaining term to maturity of the Defective Mortgage Loan; (viii) comply with each representation and warranty set forth in Section 2.04 (deemed to be made as of the date of substitution); and (ix) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Credit Enhancer (or if the Defective Mortgage Loan is in Loan Group 1 and a Credit Enhancer Condition is then existing, by Fannie Mae in lieu of the Credit Enhancer).

     ERISA: Employee Retirement Income Security Act of 1974, as amended.

     Event of Servicing Termination: As defined in Section 8.01.

     Fannie Mae Guaranty: The obligation of Fannie Mae specified in Section
5.05.

     Fannie Mae Guaranty Fee: For any Distribution Date, an amount equal to the product of (x) the Investor Certificate Principal Balance of the Class A-1 Investor Certificates (after giving effect to the distributions on the applicable Distribution Date) multiplied by (y) 1/12 of the Fannie Mae Guaranty Fee Rate.

     Fannie Mae Guaranty Fee Rate: The per annum rate specified in the Side Letter Agreement.

     Fannie Mae Guaranty Payment Amount: For any Distribution Date, the excess, if any, of (x) the portion of any Credit Enhancement Draw Amount distributable to Holders of the Class A-1 Investor Certificates on that date over (y) the amount available on deposit in the Policy Payments Account at 12:00 NOON on that date for distribution to Holders of the Class A-1 Investor Certificates as determined by the Trustee in accordance with Section 4.03.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Asset Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid to the end of the Collection Period during which such Mortgage Loan became a Liquidated Mortgage Loan) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

     Gross Margin: As to any Mortgage Loan, the percentage set forth as the "Gross Margin" for such Mortgage Loan on Exhibit C hereto.

     Guaranteed Distribution: With respect to any Distribution Date and Class, the sum of (i) the Guaranteed Principal Distribution Amount for such Class and
(ii) the amount to be distributed to the Holders of such Class of Investor Certificates pursuant to Section 5.01(a)(iii) for such Distribution Date.

     Guaranteed Principal Distribution Amount: For any Class of Investor Certificates shall mean with respect to (i) any Distribution Date on which the sum of the Available Transferor Subordinated Amounts for both Loan Groups and amounts on deposit in the Reserve Fund has been reduced to or equals zero, other than the Distribution Date in August 2026, the amount, if any, required to reduce the related Investor Certificate Principal Balance (after giving effect to the distributions of Interest Collections and Principal Collections that are allocable to principal on the related Certificates on such Distribution Date) to the related Invested Amount immediately following such Distribution Date and (ii) the Distribution Date in August 2026, the amount by which the outstanding Investor Certificate Principal Balance (after giving effect to Interest Collections allocable and distributable as principal on the Certificates on such Distribution Date) exceeds the sum of the amounts on deposit in the Collection Account available to be distributed to the Holders pursuant to Section 5.01(b) hereof.

     Increased Senior Lien Limitation: As defined in Section 3.01(a).

     Index: With respect to each Interest Rate Adjustment Date for a Mortgage Loan, the highest "prime rate" as published in the "Money Rates" table of The Wall Street Journal as of the first business day of the calendar month.

     Initial Mortgage File: For each of the Mortgage Loans the following documents:

     (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

     (ii) unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of Mortgage in blank in recordable form;

     (iii) the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Sponsor shall deliver or cause to be delivered to the Custodian, as agent for the Trustee, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the Depositor, which may be in the form of a blanket certificate covering more than one Mortgage, stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

     (iv) if applicable, the original Intervening Assignments, if any, with evidence of recording thereon, or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the Depositor, which may be in the form of a blanket certificate covering more than one Intervening Assignment, stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

     (v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000;

     (vi) the original of any guaranty executed in connection with the Mortgage Note;

     (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

     (viii)any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage;

provided, however, that as to any Mortgage Loan, if (a) as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Trustee and the Credit Enhancer (or if a Credit Enhancer Condition is then existing, to Fannie Mae in lieu of the Credit Enhancer), (x) an optical image or other representation of the related documents specified in clauses (iii) through (vii) above are enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer its interest in such Mortgage Loan, and (b) the retention of such documents in such format will not result in a reduction in the then current rating of the Investor Certificates, without regard to the Policy or the Fannie Mae Guaranty, such optical image or other representation of a document specified in clauses (iii) through (vii) above may be held by the Trustee or assignee in lieu of the physical documents specified above. A copy of any such Opinion of Counsel shall in each case be addressed and delivered to Fannie Mae and the Credit Enhancer.

     Initial Mortgage Loans: The Mortgage Loans acquired by the Trust on the Closing Date.

     Insurance Agreement: The insurance and indemnity agreement dated as of May 30, 2000 among the Depositor, the Sponsor, the Master Servicer, the Trustee and the Credit Enhancer, including any amendments and supplements thereto.

     Insurance Proceeds: Proceeds paid by any insurer (other than the Credit Enhancer under the Policy or Fannie Mae under the Fannie Mae Guaranty) pursuant to any insurance policy covering a Mortgage Loan, or amounts required to be paid by the Master Servicer pursuant to the last sentence of Section 3.04, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

     Interest Collections: As to any Distribution Date and Class, the sum of all payments by or on behalf of Mortgagors of Mortgage Loans in the related Loan Group and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds and Net Liquidation Proceeds as is allocable to interest on the applicable Mortgage Loan) collected by the Master Servicer under the Mortgage Loans in such Loan Group (excluding any fees (including annual fees) or late charges or similar administrative fees paid by such Mortgagors) during the related Collection Period plus any optional advance made by the Master Servicer pursuant to Section 4.05 herein minus (i) the Servicing Fee payable to the Master Servicer with respect to the related Collection Period and Loan Group and (ii) any such optional advance for which the Master Servicer has been reimbursed. The terms of the related Credit Line Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

     Interest Formula Rate: As to either Class of Investor Certificates, the lesser of the rates set forth in clauses (i) and (iii) of the definitions of Class A-1 Investor Certificate Rate and Class A-2 Investor Certificate Rate, respectively.

     Interest Period: With respect to any Distribution Date other than the first Distribution Date, the period beginning on the preceding Distribution Date and ending on the day preceding such Distribution Date, and in the case of the first Distribution Date, the period beginning on the Closing Date and ending on the day preceding the first Distribution Date.

     Interest Rate Adjustment Date: With respect to each Mortgage Loan, any date on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

     Intervening Assignments: For any Mortgage Loan, each of the intervening assignments needed for a complete chain of title for the Mortgage Loan from the Originator to the Depositor or, if the Mortgage Loan is registered on the MERS(R) System, to MERS and noting the presence of a MIN.

     Invested Amount: With respect to any Class and Distribution Date, an amount equal to the related Original Invested Amount minus (i) the amount of Principal Collections on the related Loan Group previously distributed to the related Class of Investor Certificates (including amounts treated as Investor Principal Collections pursuant to Section 3.03 (d)) and minus (ii) any related Investor Loss Amounts for prior Distribution Dates.

     Investor Certificate: Any Class A-1 or Class A-2 Certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit A hereto.

     Investor Certificate Distribution Amount: As to either Class of Investor Certificates and any Distribution Date, the sum of all amounts to be distributed to the Holders of such Class of Investor Certificates pursuant to
Article V hereof.

     Investor Certificate Rate: The Class A-1 Investor Certificate Rate or Class A-2 Investor Certificate Rate, as applicable.

     Investor Certificateholder: The Holder of an Investor Certificate.

     Investor Certificate Interest: With respect to any Class and Distribution Date, interest for the related Interest Period at the applicable Investor Certificate Rate on the related Investor Certificate Principal Balance as of the first day of such Interest Period (after giving effect to the distributions made on the first day of such Interest Period).

     Investor Certificate Principal Balance: With respect to any Distribution Date and Class of Investor Certificates, (a) the related Original Investor Certificate Principal Balance less (b) the aggregate of amounts actually distributed as principal on such Class of Investor Certificates before the Distribution Date.

     Investor Fixed Allocation Percentage: As to either Class of Investor Certificates on each date of calculation within a Collection Period (i) prior to the date on which the Transferor Interest first equals the related Required Transferor Subordinated Amount, the greater of (i) 98.5% and (ii) 100% minus the percentage obtained by dividing the amount of the Transferor Interest allocable to a Loan Group at the beginning of such Collection Period by the related Loan Group Balance at the beginning of such Collection Period, plus the amount of funds in the related Additional Loan Account and (ii) thereafter 98.5%.

     Investor Floating Allocation Percentage: With respect to any Distribution Date and Class, the percentage equivalent of a fraction, the numerator of which is the related Invested Amount at the close of business on the preceding Distribution Date (or at the Closing Date in the case of the first Distribution Date) and the denominator of which is the related Loan Group Balance, calculated as of the beginning of the related Collection Period, plus the amount of funds in the related Additional Loan Account.

     Investor Interest Collections: As to any Class and Distribution Date, the product of (i) the Interest Collections received with respect to the related Loan Group during the related Collection Period and (ii) the related Investor Floating Allocation Percentage for such Distribution Date.

     Investor Loss Amount: With respect to any Class and Distribution Date, the amount equal to the product of (i) the Investor Floating Allocation Percentage for such Class and Distribution Date and (ii) the aggregate of the Liquidation Loss Amounts on the Mortgage Loans in the related Loan Group for such Distribution Date.

     Investor Loss Reduction Amount: With respect to any Class and Distribution Date, the portion, if any, of the Investor Loss Amount for such Class and Distribution Date and all prior Distribution Dates that has not been distributed to the Holders of such Class of Investor Certificates on such Distribution Date pursuant to Section 5.01(a)(iv), 5.01(a)(v) or 5.01(a)(ix) or by way of a Credit Enhancement Draw Amount, whether paid by the Credit Enhancer or Fannie Mae.

     Investor Principal Collections: As to any Class and Distribution Date, the related Investor Fixed Allocation Percentage of Principal Collections on the Mortgage Loans in the related Loan Group in respect of such Distribution Date.

     LIBOR: As to any date, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London time. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Depositor after consultation with the Trustee), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.

     LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

     Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 7.02 hereof shall not be deemed to constitute a Lien.

     Lifetime Rate Cap: With respect to each Mortgage Loan with respect to which the related Mortgage Note provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such Mortgage Loan under the terms of the related Credit Line Agreement, as set forth on the Mortgage Loan Schedule.

     Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Collection Period, that all Liquidation Proceeds which it expects to recover with respect to the disposition of such Mortgage Loan or the related REO have been recovered.

     Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by the Master Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including, without limitation, legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures with respect to real estate property taxes, water or sewer taxes, condominium association dues, property restoration or preservation or insurance against casualty, loss or damage.

     Liquidation Loss Amount: With respect to any Distribution Date and any Mortgage Loan that becomes a Liquidated Mortgage Loan during the related Collection Period, the unrecovered Asset Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Asset Balance.

     Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Policy) received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

     Loan Group: Loan Group 1 or Loan Group 2, as applicable.

     Loan Group 1: All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

     Loan Group 2: All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

     Loan Group Balance: The Loan Group 1 Balance or the Loan Group 2 Balance, as applicable.

     Loan Group 1 Balance: With respect to any date, the aggregate of the Asset Balances of all Mortgage Loans in Loan Group 1 as of such date.

     Loan Group 2 Balance: With respect to any date, the aggregate of the Asset Balances of all Mortgage Loans in Loan Group 2 as of such date.

     Loan Group 1 Deficiency Amount: As defined in Section 5.01(e) hereof.

     Loan Group 2 Deficiency Amount: As defined in Section 5.01(e) hereof.

     Loan Group Factor: With respect to any Class and Distribution Date, the percentage, carried to seven places, obtained by dividing the Investor Certificate Principal Balance for such Class and Distribution Date by the Original Investor Certificate Principal Balance for such Class.

     Loan Rate: With respect to any Mortgage Loan and as of any day, the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for such day on the Asset Balance of such Mortgage Loan.

     Loan Rate Cap: With respect to each Mortgage Loan, the lesser of (i) the Lifetime Rate Cap, if any, or (ii) the applicable state usury ceiling, if any.

     Loan-to-Value Ratio: As of any date of determination with respect to any mortgage loan, the percentage equivalent of a fraction, the numerator of which is the outstanding principal balance of such mortgage loan as of such date of determination and the denominator of which is the Valuation of the related Mortgage Property.

     Managed Amortization Period: The period from the Closing Date to the Rapid Amortization Commencement Date.

     Master Servicer: Countrywide Home Loans, Inc., a New York corporation and any successor thereto and any successor hereunder.

     Maximum Principal Payment: With respect to any Class and Distribution Date, the Investor Fixed Allocation Percentage of the Principal Collections from the Mortgage Loans in the related Loan Group for such Distribution Date.

     Maximum Rate: As to any Class and Interest Period, the Weighted Average Net Loan Rate for the Mortgage Loans in the related Loan Group for the Collection Period during which such Interest Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Collection Period commencing in the month in which such Interest Period commences and a year assumed to consist of 360 days).

     MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to it.

     MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Minimum Monthly Payment: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in that month.

     Minimum Transferor Interest: With respect to any date within any Collection Period, an amount equal to the lesser of (a) 5% of the related Loan Group Balance at the end of immediately preceding Collection Period (or at the Closing Date, in the case of any such date within the initial Collection Period) and (b) 1.5% of the Cut-Off Date Loan Group Balance for the related Loan Group.

     MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of the Mortgage Loan and its successors and assigns.

     Moody's: Moody's Investors Service, Inc. or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

     Mortgage File: The Initial Mortgage File pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Loans: The mortgage loans, including Additional Balances with respect thereto, that are transferred and assigned to the Trustee pursuant to
Section 2.01(a) and (b), together with all related Mortgage Files, exclusive of Mortgage Loans that are retransferred to the Depositor, the Master Servicer or the Sponsor or purchased by the Master Servicer from time to time pursuant to Section 2.02, 2.04, 2.05, 2.06 or 3.06, as from time to time are held as a part of the Trust. The Mortgage Loans originally so held are identified in the Mortgage Loan Schedule delivered on the Closing Date. The Mortgage Loans shall also include any Eligible Substitute Mortgage Loan substituted by the Sponsor for a Defective Mortgage Loan pursuant to Sections 2.02 and 2.04.

     Mortgage Loan Schedule: With respect to any date, the schedule of Mortgage Loans included in the Trust on such date. The initial schedule of Mortgage Loans as of the Cut-off Date is the schedule set forth herein as Exhibit C, which schedule is set forth by Loan Group as to each Mortgage Loan
(i) the account number, (ii) the Credit Limit, (iii) the Gross Margin, (iv) the Lifetime Rate Cap, (v) the Cut-off Date Asset Balance, (vi) the current Loan Rate, (vii) the Combined Loan-to-Value Ratio, (viii) a code specifying the property type, (ix) a code specifying documentation type, (x) a code specifying lien position, and (xi) a code specifying whether the Mortgage Loan is a MOM Loan. The Depositor shall deliver to the Trustee an updated Mortgage Loan Schedule within 15 days after each Subsequent Closing Date that includes all of the Mortgage Loans then in the Trust Fund. The Mortgage Loan Schedule will be deemed to be amended from time to time to reflect Additional Balances. It is not the responsibility of the Trustee to prepare the Mortgage Loan Schedule.

     Mortgage Note: With respect to a Mortgage Loan, the Credit Line Agreement pursuant to which the related mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage.

     Mortgaged Property: The underlying property, including any real property and improvements thereon, securing a Mortgage Loan.

     Mortgagor: The obligor or obligors under a Credit Line Agreement.

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

     Net Loan Rate: With respect to any Mortgage Loan and as to any day, the Loan Rate less (i) the Servicing Fee Rate, (ii) the Premium Percentage, (iii) the Trustee Fee Rate, (iv) for any Loan Group 1 Mortgage Loans, the Fannie Mae Guaranty Fee Rate and (v) commencing with the Distribution Date in June 2001, 0.50% per annum.

     Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Sponsor, the Transferor or the Master Servicer, or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be in-house counsel for the Depositor, the Sponsor, the Master Servicer or the Transferor (except that any opinion pursuant to Sections 4.03 or 7.04 or relating to taxation must be an opinion of independent outside counsel) and who, in the case of opinions delivered to the Credit Enhancer or the Rating Agency, is reasonably acceptable to it.

     Original Invested Amount: With respect to the Class A-1 Investor Certificates, $365,000,000 and, with respect to the Class A-2 Investor Certificates, $185,000,000.

     Original Investor Certificate Principal Balance: With respect to the Class A-1 Investor Certificates, $365,000,000 and, with respect to the Class A-2 Investor Certificates, $185,000,000.

     Overcollateralization Step-Down Amount: With respect to any Class and Distribution Date, the lesser of (i) the sum of (a) the amount on deposit in the Reserve Fund and (b) the Scheduled Principal Collections Distribution Amount for such Class without giving effect to the proviso in the definition thereof and (ii) the excess of the related Available Transferor Subordinated Amount over the related Required Transferor Subordinated Amount for such Distribution Date.

     Paying Agent: Any paying agent appointed pursuant to Section 6.06.

     Percentage Interest: As to any Investor Certificate, the percentage obtained by dividing the principal denomination of such Investor Certificate by the Original Investor Certificate Principal Balance of the related Class of Investor Certificates.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy: The certificate guaranty insurance policy number 00010351, and all endorsements thereto, dated as of the Closing Date, issued by the Credit Enhancer to the Trustee for the benefit of the Investor Certificateholders.

     Policy Payments Account: As defined in Section 4.02(b).

     Pool Balance: With respect to any date, the sum of the Loan Group 1 Balance and the Loan Group 2 Balance as of such date.

     Preference Claim: As defined in Section 4.02(d).

     Premium: As defined in the Insurance Agreement.

     Premium Percentage: As defined in the Insurance Agreement.

     Principal Collections: As to the Mortgage Loans in any Loan Group and any Distribution Date, the sum of all payments by or on behalf of the related Mortgagors and any other amounts constituting principal (including but not limited to any portion of Insurance Proceeds or Net Liquidation Proceeds allocable to principal of the applicable Mortgage Loan, and Transfer Deposit Amounts, but excluding Foreclosure Profits) collected by the Master Servicer under the Mortgage Loans in such Loan Group during the related Collection Period. The terms of the related Credit Line Agreement shall determine the portion of each payment in respect of a Mortgage Loan that constitutes principal or interest.

     Purchase Agreement: The Purchase Agreement, dated as of the Cut-off Date, between Countrywide Home Loans, Inc., as seller, and the Depositor, as purchaser, with respect to the Mortgage Loans.

     Rapid Amortization Commencement Date: The earlier of (i) the Distribution Date in June 2005 and (ii) the Distribution Date next succeeding the Collection Period in which a Rapid Amortization Event is deemed to occur pursuant to Section 11.01.

     Rapid Amortization Event: As defined in Section 11.01.

     Rapid Amortization Period: The period beginning on the Rapid Amortization Commencement Date until the termination of the Trust pursuant to Section 10.01.

     Rating Agency: Any statistical credit rating agency, or its successor, that rated the Investor Certificates at the request of the Depositor (with respect to the Class A-2 Investor Certificates) or the Credit Enhancer (with respect to the Class A-1 Investor Certificates) at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor and the Credit Enhancer, notice of which designation shall be given to the Trustee. References herein to the highest short-term unsecured rating category of a Rating Agency shall mean A-1+ or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean the ratings such other Rating Agency deems equivalent to the foregoing ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, the rating such other Rating Agency deems equivalent to the foregoing ratings.

     Record Date: The last day preceding the related Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(c) the Record Date shall be the last day of the calendar month preceding the month in which the related Distribution Date occurs.

     Reference Bank Rate: As to any Interest Period as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Investor Certificate Principal Balance; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Depositor after consultation with the Trustee, as of 11:00 A.M., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding Investor Certificate Principal Balance. If no such quotations can be obtained, the Reference Bank Rate shall be LIBOR applicable to the preceding Interest Period.

     Reference Banks: Three major banks that are engaged in transactions in the London interbank market, selected by the Depositor after consultation with the Trustee.

     REO: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

     Required Amount: With respect to any Class and Distribution Date, the amount, if any, by which the sum of the amounts distributable pursuant to Sections 5.01(a)(i) through 5.01(a)(iv) on such Class on such Distribution Date exceed Investor Interest Collections for such Class for such Distribution Date.

     Required Transferor Subordinated Amount: As defined in the Insurance Agreement, and that definition shall remain in effect notwithstanding the existence of a Credit Enhancer Condition.

     Reserve Fund: The Eligible Account established and maintained for the benefit of the Holders of the Investor Certificates, the Credit Enhancer and Fannie Mae in accordance with Section 3.02(c) hereof.

     Reserve Fund Deposit: As to any Distribution Date after the date on which the Required Transferor Subordinated Amount has first been reached, the amount, if any, necessary to cause the amount on deposit in the Reserve Fund, after giving effect to any withdrawals therefrom on such Distribution Date, to equal the Specified Reserve Fund Requirement for such Distribution Date.

     Responsible Officer: When used with respect to the Trustee, any officer of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Revolving Period: With respect to each Mortgage Loan, the period specified for such Mortgage Loan in the related Credit Line Agreement, during which the Mortgagor is permitted to make Draws.

     Rolling Six Month Delinquency Rate: As defined in the Insurance
Agreement.

     SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Scheduled Principal Collections Distribution Amount: With respect to any Distribution Date during the Managed Amortization Period and a Class of Investor Certificates, an amount equal to the lesser of (i) the related Maximum Principal Payment and (ii) the related Alternative Principal Payment; provided, however, that on any Distribution Date, such amount shall be reduced by the related Overcollateralization Step-Down Amount for such Distribution Date. With respect to any Distribution Date in respect of the Rapid Amortization Period, the related Maximum Principal Payment; provided, however, that on any Distribution Date, such amount shall be reduced by the related Overcollateralization Step-Down Amount for such Class and Distribution Date.

     Servicing Certificate: A certificate completed and executed by a Servicing Officer in accordance with Section 4.01.

     Servicing Fee: With respect to any Loan Group and Distribution Date, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the Loan Balance of such Loan Group as of the first day of the Collection Period preceding such Distribution Date (or as of the close of business on the Cut-off Date with respect to the first Distribution Date).

     Servicing Fee Rate: 0.50% per annum.

     Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee (with a copy to the Credit Enhancer) by the Master Servicer on the Closing Date, as such list may be amended from time to time.

     Side Letter Agreement: The agreement dated May 30, 2000 among Fannie Mae, the Sponsor, and the Depositor.

     Specified Reserve Fund Requirement: As to any Distribution Date, an amount equal to the excess of (i) the sum of the Required Transferor Subordinated Amounts for both Loan Groups over (ii) the sum of the Available Transferor Subordinated Amounts for both Loan Groups after giving effect to distributions to be made on such Distribution Date.

     Sponsor: Countrywide Home Loans, Inc., a New York corporation and any successor thereto.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

     Subordinated Transferor Collections: With respect to any Loan Group and Distribution Date, the related Transferor Collections up to the related Available Transferor Subordinated Amount for such Loan Group and Distribution Date.

     Subsequent Closing Date: Any date designated by the Depositor on which the Trust acquires Additional Home Equity Loans pursuant to Section 2.01(b).

     Subsequent Cut-off Date: The cut-off date designated by the Depositor in a Transfer Document in connection with the acquisition of Additional Home Equity Loans by the Trust pursuant to Section 2.01(b).

     Telerate Screen Page 3750: The display designated as page 3750 on the Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London inter-bank offered rates of major banks).

     Transfer Date: As defined in Section 2.06.

     Transfer Deficiency: As defined in Section 2.02(b).

     Transfer Deposit Amount: As defined in Section 2.02(b).

     Transfer Document: A document substantially in the form of Exhibit J.

     Transfer Notice Date: As defined in Section 2.06.

     Transferor or Transferor Certificateholders: The Holders of the Transferor Certificates.

     Transferor Certificates: The certificates executed and authenticated by the Trustee substantially in the form set forth in Exhibit B hereto.

     Transferor Collections: As to any Loan Group and any period, the sum of the related Transferor Interest Collections and the related Transferor Principal Collections for such period.

     Transferor Interest: With respect to any Loan Group and Distribution Date, the portion of the undivided interest in the related Loan Group that is applicable to the Transferor. The initial Transferor Interest for each Loan Group shall be $0.

     Transferor Interest Collections: For any Loan Group, Interest Collections that are not Investor Interest Collections for such Loan Group.

     Transferor Principal Balance: For any Class as of any date of determination, the amount equal to (i) the Loan Group Balance for the related Loan Group as of the close of business on the day next preceding such date of determination less (ii) the related Invested Amount as of the close of business on the preceding Distribution Date.

     Transferor Principal Collections: On any Distribution Date, Principal Collections received on a Loan Group during the related Collection Period minus the amount of such Principal Collections required to be distributed to Holders of the related Class of Investor Certificates pursuant to Section 5.01(b).

     Trust: The trust created by this Agreement, the corpus of which consists of the Mortgage Loans, related Credit Line Agreements such other assets as shall from time to time be identified as deposited in the Collection Account in accordance with this Agreement, property that secured a Mortgage Loan and that has become REO, the interest of the Depositor in certain hazard insurance policies maintained by the Mortgagors or the Master Servicer in respect of the Mortgage Loans, the Policy, an assignment of the Depositor's rights under the Purchase Agreement and all proceeds of each of the foregoing (exclusive of payments of accrued interest on the Mortgage Loans which are due on or prior to the Cut-off Date).

     Trustee: Bank One, National Association or any successor Trustee appointed in accordance with this Agreement that has accepted such appointment in accordance with this Agreement.

     Trustee Fee: A fee which is separately agreed to between the Master Servicer and the Trustee.

     Trustee Fee Rate: The per annum rate at which the Trustee Fee is calculated.

     UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

     Unpaid Investor Certificate Interest Shortfall: With respect to any Class and Distribution Date, the aggregate amount, if any, of Investor Certificate Interest on such Class that was accrued in respect of a prior Distribution Date and has not been distributed to Holders of such Class of Investor Certificates.

     Valuation: With respect to any Mortgaged Property, the lesser of (i) the Appraised Value of the Mortgaged Property and (ii) in the case of a Mortgaged Property purchased within one year of the origination of the related Mortgage Loan, the purchase price of the Mortgaged Property.

     Weighted Average Net Loan Rate: As to any Loan Group and Collection Period, the average of the daily Net Loan Rate for each Mortgage Loan in such Loan Group (assuming that each Mortgage Loan is fully indexed) for each day during the related Billing Cycle, weighted on the basis of the daily average of the related Asset Balances outstanding for each day in such Billing Cycle for each Mortgage Loan in such Loan Group as determined by the Master Servicer in accordance with the Master Servicer's normal servicing procedures.

     Section 1.02. Interest Calculations. All calculations of interest hereunder that are made in respect of the Asset Balance of a Mortgage Loan shall be made on a daily basis using a 365-day year. All calculations of interest on the Investor Certificates shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest cent with one-half of one cent being rounded down.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES;
                                 TAX TREATMENT

     Section 2.01. Conveyance of Mortgage Loans; Retention of Obligation to Fund Advances Under Credit Line Agreements.

     (a) Initial Transfer. The Depositor, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set over and otherwise convey to the Trust without recourse (subject to Sections 2.02 and 2.04) all of its right, title and interest in and to (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances) and all collections in respect thereof received after the Cut-off Date (excluding payments due on or before the Cut-off Date); (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;
(iii) the Depositor's rights under the Purchase Agreement; (iv) the Depositor's rights under the hazard insurance policies; (v) all other assets included or to be included in the Trust for the benefit of Certificateholders, the Credit Enhancer and Fannie Mae; and (vi) all proceeds of the foregoing. The foregoing transfer, assignment, set-over and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance shall be construed accordingly. In addition, on or prior to the Closing Date, the Depositor shall cause the Credit Enhancer to deliver the Policy to the Trustee for the benefit of the Investor Certificateholders.

     (b) Additional Transfers. The Depositor may sell to the Trust Additional Home Equity Loans for the related Loan Group on any Subsequent Closing Date designated by the Depositor on or before June 8, 2000. The Depositor shall notify the Trustee, the Credit Enhancer, Fannie Mae, and each Rating Agency of its designation of a Subsequent Closing Date at least one Business Day in advance. On each Subsequent Closing Date the Depositor shall deliver a Transfer Document and the Officer's Certificate referred to in Section 2.01(c)(ix) to the Trustee, and the Trustee shall pay to the order of the Depositor from the relevant Additional Loan Account and set aside in an account under its control for the benefit of the Depositor for later delivery to the Depositor the purchase price in an amount equal to the Cut-off Date Asset Balance specified in the Transfer Document, up to the amount of funds remaining in the relevant Additional Loan Account. Upon delivery of the Transfer Document and payment of the purchase price, the Depositor hereby transfers, assigns, sets over and otherwise conveys to the Trust without recourse (subject to Sections 2.02 and 2.04) all of its right, title and interest in and to each Additional Home Equity Loan identified in the Transfer Document, including its Asset Balance (including all Additional Balances) and all collections in respect thereof received after the relevant Subsequent Cut-off Date (excluding payments due on or before the Subsequent Cut-off Date) and all proceeds of the foregoing. The foregoing transfer, assignment, set-over and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance shall be construed accordingly.

     The Depositor shall also deliver to the Trustee, the Credit Enhancer and Fannie Mae by June 22, 2000 an opinion of counsel relating to each Subsequent Closing Date to the effect that a court in a bankruptcy context addressing the transfer of the Additional Home Equity Loans would characterize the transfer as a sale rather than as a secured lending. On the day the revised Mortgage Loan Schedule and that opinion of counsel are delivered, the Trustee shall deliver to the order of the Depositor the funds for the purchase price for the related Additional Home Equity Loans set aside on the relevant Subsequent Closing Date, and any earnings on those funds since the relevant Subsequent Closing Date.

     (c) Conditions Precedent to Subsequent Additions. The obligation of the Trustee on behalf of the Trust to pay the purchase price from the relevant Additional Loan Account for the benefit of the Depositor and accept transfer of the Additional Home Equity Loans and the other property and rights relating to them on the related Subsequent Closing Date is subject to the satisfaction of each of the following conditions by the Subsequent Closing Date:

          (i) the Depositor shall have delivered to the Trustee a properly completed and executed Transfer Document;

          (ii) as of the related Subsequent Closing Date, neither the Sponsor nor the Depositor is insolvent nor shall either of them be made insolvent by the transfer of the Additional Home Equity Loans nor is either of them aware of any pending insolvency;

          (iii) the addition shall not result in a material adverse federal tax consequence to the Trust or the Certificateholders;

          (iv) the Subsequent Closing Date is not after June 8, 2000;

          (v) neither the Depositor nor the Trust shall have been advised in writing by any Rating Agency that the transfer of the Additional Home Equity Loans would result in a reduction or withdrawal of the Rating Agency's then current rating of the Certificates (without regard to the Policy and, in the case of the Class A-1 Investor Certificates, the Fannie Mae Guaranty);

          (vi) on the Subsequent Closing Date each of the representations and warranties in Section 2.04(a) (excluding clauses (xvi), (xxv), (xxvii), (xxviii), and (xxix)) are true with respect to the Subsequent Mortgage Loans;

          (vii) the addition of the Additional Home Equity Loans will not result in a significant variance as of the Subsequent Closing Date from the Mortgage Loan pool characteristics covered by the representations and warranties in Section 2.04(a) (xvi), (xxv), (xxvii), (xxviii), and (xxix) after taking into account the addition of the Additional Home Equity Loans;

          (viii)as of the relevant Subsequent Closing Date, the Sponsor is not aware of any mechanics' or similar liens or claims that have been filed for work, labor, or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related Mortgage, except liens that are fully insured against by the title insurance policy referred to in Section 2.04(xiv); and

          (ix) the Depositor shall have delivered or caused the Sponsor to deliver to the Trustee an Officer's Certificate confirming the satisfaction of each of these conditions precedent.

The Trustee shall not be required to investigate or otherwise verify compliance with these conditions, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

     (d) Additional Balances; Future Fundings. Additional Balances shall be part of the related Asset Balance and are hereby transferred to the Trust on the Closing Date for the Initial Mortgage Loans and on the relevant Subsequent Closing Date for the Additional Home Equity Loans pursuant to this Section 2.01, and therefore are part of the Trust property. Neither the Trustee nor the Trust assumes the obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, and neither the Trust nor the Trustee shall be obligated or permitted to fund any such future advances.

     (e) Delayed Delivery. In connection with the transfer and assignment under Section 2.01(a) by the Depositor, the Depositor shall deliver or cause the Sponsor to deliver to the Trustee the Mortgage Loan Schedule by the Closing Date and (a) no later than the Closing Date, with respect to no less than 50% of the Initial Mortgage Loans, and (b) within thirty days following the Closing Date, with respect to the remaining Initial Mortgage Loans, the Initial Mortgage Files. In connection with the transfers and assignments by the Depositor under Section 2.01(b), the Depositor shall deliver or cause the Sponsor to deliver to the Trustee a revised Mortgage Loan Schedule reflecting the addition of the Additional Home Equity Loans within 15 days following the relevant Subsequent Closing Date and the relevant Initial Mortgage Files within thirty days following the relevant Subsequent Closing Date.

     (f) Substitution and Repurchase. In the event that neither the Depositor nor the Sponsor delivers the Mortgage File for any Mortgage Loan to the Trustee as and when required pursuant to Section 2.01(e) of this Section 2.01, such Mortgage Loan shall be deemed to be retransferred, reassigned and otherwise reconveyed to the Sponsor, subject to the conditions set forth in
Section 2.02(b) (as if such Mortgage Loan were otherwise subject to the provisions thereof). In the event of a Transfer Deficiency, the Sponsor, within five (5) Business Days of notification thereof by the Trustee, shall substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan or, if unable to effect such substitution, deposit into the Collection Account the Transfer Deposit Amount in immediately available funds equal to the Transfer Deficiency (or a combination of substitution and deposit). Any such substitution or deposit shall be accomplished in the manner specified in, and have the effect set forth in, Section 2.02(b) (as if the related Mortgage Loan were otherwise subject to the provisions thereof).

     (g) Mark Records. The Sponsor hereby confirms to the Trustee that it has caused the portions of the Electronic Ledgers relating to the Initial Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that the Initial Mortgage Loans have been transferred to the Trust at the direction of the Depositor. The Master Servicer hereby confirms to the Trustee that it has clearly and unambiguously made appropriate entries in its general accounting records indicating that such Mortgage Loans constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with the terms hereof.

     By the relevant Subsequent Closing Date, the Sponsor shall cause the portions of the Electronic Ledgers relating to the Additional Home Equity Loans to be clearly and unambiguously marked, and shall make appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trust at the direction of the Depositor. By the relevant Subsequent Closing Date, the Master Servicer shall clearly and unambiguously make appropriate entries in its general accounting records indicating that such Mortgage Loans constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with the terms hereof.

     (h) UCC Filings. The Depositor agrees (subject to paragraph (i) below) to take or cause to be taken such actions and execute such documents, including without limitation, the filing of all necessary continuation statements for the UCC-1 financing statements filed in the State of California (which shall have been filed by the Closing Date) describing the Cut-off Date Asset Balances and Additional Balances and naming the Depositor as debtor and the Trustee as secured party and any amendments to UCC-1 financing statements required to reflect a change in the name or corporate structure of the Depositor or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Depositor (within 30 days of any event necessitating such filing), as are necessary to perfect and protect the Certificateholders', the Credit Enhancer's and Fannie Mae's interests in each Cut-off Date Asset Balance and Additional Balances and the proceeds thereof.

     (i) Sponsor Rating Downgrade. Should the long term senior unsecured corporate debt rating of Countrywide Home Loans, Inc. fall below "BBB" by Standard & Poor's or "Baa2" by Moody's, as promptly as practicable but in no event more than 90 days following the occurrence of such event, the Master Servicer shall, at its expense, (i) either (x) request that the Trustee deliver to it the original Assignment of Mortgage previously delivered to the Trustee pursuant to Section 2.01(e) and thereupon record such Assignment of Mortgage in favor of the Trustee (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records, (y) deliver to the Trustee an Opinion of Counsel addressed to the Trustee, the Credit Enhancer and Fannie Mae to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies (as evidenced in writing), the Credit Enhancer (or if a Credit Enhancer Condition is then existing, to Fannie Mae in lieu of the Credit Enhancer), or
(z) cause the MERS(R) System to indicate (and provide evidence to the Trustee that it has done so) that the Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders, the Credit Enhancer, and, for Mortgages related to Loan Group 1, Fannie Mae by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in the MERS computer files (a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with the Mortgage Loans.

     (j) Sale Treatment. Notwithstanding the characterization of the Investor Certificates as debt for Federal, state and local income and franchise tax purposes, the parties hereto intend to treat the transfer of the Mortgage Loans as provided herein as a sale for accounting and other purposes, by the Depositor to the Trust of all the Depositor's right, title and interest in and to the Mortgage Loans and other property described above. In the event such transfer is deemed not to be a sale as contemplated in the immediately preceding sentence, the Depositor hereby grants to the Trust a security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans whether now existing or hereafter created, all monies due or to become due on the Mortgage Loans and all proceeds of any thereof; and this Agreement shall constitute a security agreement under applicable law.

     Section 2.02. Acceptance by Trustee. (a) The Trustee hereby acknowledges its receipt of the Policy and declares that the Trustee holds and will hold such Policy, and will hold all other documents delivered to it pursuant to
Section 2.01, and all amounts received by it thereunder and hereunder, in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders, the Credit Enhancer and, to the extent applicable to the Class A-1 Investor Certificates, Fannie Mae.

     On the Closing Date, the Trustee shall execute and deliver to the Depositor, the Master Servicer and the Sponsor (with a copy to the Credit Enhancer) an Initial Certification in the form annexed hereto as Exhibit H-1. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee shall acknowledge that such documents appear regular on their face and relate to each Mortgage Loan. No later than thirty-two (32) days after the Closing Date, if Mortgage Loans have been delivered after the Closing Date pursuant to Section 2.01(e), the Trustee shall execute and deliver to the Depositor, the Master Servicer and the Sponsor (with a copy to the Credit Enhancer) a Delay Delivery Certification in the form annexed hereto as Exhibit H-2. Based on its review and examination, and only as to the documents identified in such Delay Delivery Certification, the Trustee shall acknowledge that such documents appear regular on their face and relate to each Mortgage Loan.

     Not later than 180 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Sponsor (with a copy to the Credit Enhancer and Fannie Mae) a Final Certification in the form annexed hereto as Exhibit I, with any applicable exceptions noted thereon.

     If, in the course of its review in connection with the Final Certification, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the Final Certification. The Sponsor shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect.

     The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     In reviewing any Mortgage File pursuant to this Section, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

     (b) If (i) the time to correct or cure any defect in respect of any Mortgage Loan of which the Trustee has notified the Sponsor and the Depositor following the review pursuant to subsection (a) above has expired or if at any time any loss is suffered by the Trustee on behalf of the Certificateholders, the Credit Enhancer or Fannie Mae, in respect of any Mortgage Loan as a result of a defect in any document constituting a part of its Mortgage File, or (ii) when the Mortgage Loan is not registered on the MERS(R) System and an Assignment of Mortgage to the Trustee has not been recorded if, as and when required by Section 2.01(i), then on the next succeeding Business Day upon the deposit to the Collection Account of the Transfer Deposit Amount, if any, and upon satisfaction of the applicable conditions described herein, all right, title and interest of the Trust in and to such Mortgage Loan shall be deemed to be retransferred, reassigned and otherwise reconveyed, without recourse, representation or warranty, to the Sponsor on such Business Day and the Asset Balance of such Mortgage Loan shall be deducted from the Loan Group Balance of the related Loan Group; provided, however, that interest accrued on the Asset Balance of such Mortgage Loan to the end of the related Collection Period shall be the property of the Trust. The Trustee shall determine if the reduction of such Asset Balance from the related Loan Group Balance in accordance with the preceding sentence would cause the related Transferor Principal Balance to be less than the related Minimum Transferor Interest ("Transfer Deficiency"), in which event the Trustee shall deliver written notice of such deficiency to the Sponsor, and within five Business Days after the Business Day of such retransfer the Sponsor shall either (x) substitute an Eligible Substitute Mortgage Loan or (y) deposit into the Collection Account an amount (the "Transfer Deposit Amount") in immediately available funds equal to the Transfer Deficiency or a combination of both (x) and (y) above. Such reduction or substitution and the actual payment of any Transfer Deposit Amount, if any, shall be deemed to be payment in full for such Mortgage Loan. Upon receipt of any Eligible Substitute Mortgage Loan or of written notification signed by a Servicing Officer to the effect that the Transfer Deposit Amount in respect of a Defective Mortgage Loan has been deposited into the Collection Account or, if the related Transferor Principal Balance is not reduced below the related Minimum Transferor Interest as a result of the deemed retransfer of a Defective Mortgage Loan, then as promptly as practicable following such deemed transfer, the Trustee shall execute such documents and instruments of transfer presented by the Sponsor, in each case without recourse, representation or warranty, and take such other actions as shall reasonably be requested by the Sponsor to effect such transfer by the Trust of such Defective Mortgage Loan pursuant to this Section. It is understood and agreed that the obligation of the Sponsor to accept a transfer of a Defective Mortgage Loan and to either convey an Eligible Substitute Mortgage Loan or to make a deposit of any related Transfer Deposit Amount into the Collection Account shall constitute the sole remedy respecting such defect available to Certificateholders, the Trustee, the Credit Enhancer and Fannie Mae against the Sponsor.

     The Master Servicer, promptly following the transfer of any Defective Mortgage Loan or Eligible Substitute Mortgage Loan from or to the Trust pursuant to this Section, shall amend the Mortgage Loan Schedule, deliver such amended Mortgage Loan Schedule to the Trustee, and make appropriate entries in its general account records to reflect such transfer. The Master Servicer shall, following such retransfer, appropriately mark its records to indicate that it is no longer servicing such Mortgage Loan on behalf of the Trust. The Sponsor, promptly following such transfer, shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect such transfer.

     Notwithstanding any other provision of this Section, a retransfer of a Defective Mortgage Loan to the Sponsor pursuant to this Section that would cause the related Transferor Principal Balance to be less than the related Minimum Transferor Interest shall not occur if either the Sponsor fails to convey an Eligible Substitute Mortgage Loan or to deposit into the Collection Account any related Transfer Deposit Amount required by this Section with respect to the transfer of such Defective Mortgage Loan.

     (c) As to any Eligible Substitute Mortgage Loan or Loans, the Sponsor shall deliver to the Trustee with respect to such Eligible Substitute Mortgage Loan or Loans such documents and agreements as are required to be held by the Trustee in accordance with Section 2.01. For any Collection Period during which the Sponsor substitutes one or more Eligible Substitute Mortgage Loans, the Master Servicer shall determine the Transfer Deposit Amount which amount shall be deposited by the Sponsor in the Collection Account at the time of substitution. All amounts received in respect of the Eligible Substitute Mortgage Loan or Loans during the Collection Period in which the circumstances giving rise to such substitution occur shall not be a part of the Trust and shall not be deposited by the Master Servicer in the Collection Account. All amounts received by the Master Servicer during the Collection Period in which the circumstances giving rise to such substitution occur in respect of any Defective Mortgage Loan so removed by the Trust shall be deposited by the Master Servicer in the Collection Account. Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 2.04. The procedures applied by the Sponsor in selecting each Eligible Substitute Mortgage Loan shall not be materially adverse to the interests of the Trustee, the Certificateholders, the Credit Enhancer or Fannie Mae.

     (d) The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

     Section 2.03. Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Trustee, the Credit Enhancer and Fannie Mae that as of the Closing Date:

          (i) The Master Servicer is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer;

          (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (iii) The Master Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

          (iv) The execution, delivery and performance of this Agreement by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the Certificate of Incorporation or Bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound;

          (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement; and

          (vi) If any Mortgage Loan has been registered on the MERS(R) System, the Master Servicer is a member of MERS in good standing.

The representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Certificateholders, the Credit Enhancer or Fannie Mae, the person discovering such breach shall give prompt written notice to the other parties and to the Credit Enhancer and Fannie Mae. Within 90 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Master Servicer shall cure such breach in all material respects.

     Section 2.04. Representations and Warranties of the Sponsor Regarding the Mortgage Loans; Retransfer of Certain Mortgage Loans. (a) The Sponsor hereby represents and warrants to the Trustee, the Credit Enhancer and, with respect to the Mortgage Loans in Loan Group 1 only, Fannie Mae that as of the Cut-off Date, unless otherwise specifically set forth herein:

          (i) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, this Agreement constitutes a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (ii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either (A) the Purchase Agreement constitutes a valid transfer and assignment to the Depositor of all right, title and interest of the Sponsor in and to the applicable Mortgage Loans, all monies due or to become due with respect thereto (excluding payments in respect of accrued interest due on or prior to the Cut-off Date or Subsequent Cut-off Date, as applicable), and all proceeds of the applicable Mortgage Loans and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in Section 2.01(a) or (b), as applicable, and this Agreement constitutes a valid transfer and assignment to the Trustee of the foregoing property such that, upon execution of this Agreement, it is owned by the Trustee free of all liens and other encumbrances, and is part of the corpus of the Trust conveyed to the Trust by the Sponsor, and upon payment for the Additional Balances, the Purchase Agreement and this Agreement will constitute a valid transfer and assignment to the Trustee of all right, title and interest of the Sponsor in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the first paragraph of Section 2.01(a) relating to the Additional Balances free of all liens and other encumbrances or (B) the Purchase Agreement or this Agreement, as appropriate, constitutes a grant of a security interest (as defined in the UCC as in effect in California) in such property to the Trustee on behalf of the Trust. If this Agreement constitutes the grant of a security interest to the Trust in such property, the Trust shall have a first priority perfected security interest in such property, subject to the effect of Section 9-306 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b);

          (iii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan and as of the date any Additional Balance is created, the information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects;

          (iv) The applicable Mortgage Loan has not been assigned or pledged, and the Sponsor is its sole owner and holder free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell, assign or transfer the same pursuant to the Purchase Agreement;

          (v) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the Mortgage with respect to each Mortgage Loan have not been assigned or pledged, and immediately prior to the sale of the Mortgage Loans to the Depositor, the Sponsor was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell and assign the same pursuant to the Purchase Agreement;

          (vi) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage is a valid and subsisting first or second lien, as set forth on the Mortgage Loan Schedule with respect to each related Mortgage Loan, on the property therein described, and as of the Cut-off Date, relevant Subsequent Cut-off Date, or date of substitution, as applicable, the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) any first mortgage loan secured by such Mortgaged Property and specified on the Mortgage Loan Schedule;
     (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

          (vii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage;

          (viii) To the best knowledge of the Sponsor, as of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

          (ix) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no proceeding pending or, to the best knowledge of the Sponsor, threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage;

          (x) To the best knowledge of the Sponsor, as of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xiv);

          (xi) No Minimum Monthly Payment on an Initial Mortgage Loan is more than 59 days delinquent (measured on a contractual basis) and no Minimum Monthly Payment on any other Mortgage Loan being transferred on the relevant date is more than 30 days delinquent (measured on a contractual basis) and no more than 2.98% of the Initial Mortgage Loans in Loan Group 1 being transferred on the relevant date and no more than 1.39% of the Initial Mortgage Loans in Loan Group 2 being transferred on the relevant date (by Cut-off Date Loan Group Balance) were 30-59 days delinquent (measured on a contractual basis);

          (xii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, for each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

          (xiii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the related Mortgage at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan, and the servicing practices used by the Master Servicer with respect to each Mortgage Loan have been consistent with the practices and the degree of skill and care the Master Servicer exercises in servicing for itself loans that it owns that are comparable to the Mortgage Loans;

          (xiv) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either a lender's title insurance policy or binder was issued on the date of origination of the Mortgage Loan being transferred on the relevant date and each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loan as to which no title insurance policy or binder was issued;

          (xv) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located;

          (xvi) As of the Cut-off Date for the Initial Mortgage Loans in Loan Group 1 and for the Initial Mortgage Loans in Loan Group 2 no more than 0.30% and 0.31%, respectively, of such Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code;

          (xvii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%;

          (xviii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no selection procedure reasonably believed by the Sponsor to be adverse to the interests of the Certificateholders, the Credit Enhancer or Fannie Mae was utilized in selecting the Mortgage Loans;

          (xix) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Sponsor has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

          (xx) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;

          (xxi) By the Closing Date with respect to the Initial Mortgage Loans and, to the extent not already included in such filing with respect to the Mortgage Loans, within 30 days of the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and within 30 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Sponsor will file UCC-1 financing statements with respect to the relevant Mortgage Loans;

          (xxii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally;

          (xxiii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Sponsor has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer;

          (xxiv)As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from the definition in the form of Credit Line Agreement in Exhibit D;

          (xxv) The weighted average remaining term to maturity of the Initial Mortgage Loans in Loan Group 1 and the Initial Mortgage Loans in Loan Group 2 on a contractual basis as of the Cut-off Date for the Initial Mortgage Loans is approximately 294.53 months and 297.31 months, respectively. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Initial Mortgage Loans were made in compliance with the related Mortgage and Mortgage Note and applicable law. Over the term of each Initial Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap, if any. The Loan Rate Caps for the Initial Mortgage Loans in Loan Group 1 range between 11.750% and 26.000% and the weighted average Loan Rate Cap for Loan Group 1 is approximately 17.854%. The Loan Rate Caps for the Initial Mortgage Loans in Loan Group 2 range between 12.750% and 18.000% and the weighted average Loan Rate Cap for Loan Group 2 is approximately 17.913%. The Gross Margins for the Initial Mortgage Loans in Loan Group 1 range between 0.000% and 7.000% and the weighted average Gross Margin is approximately 2.039% as of the Cut-off Date for the Initial Mortgage Loans in Loan Group 1. The Gross Margins for the Initial Mortgage Loans in Loan Group 2 range between -1.750% and 8.650% and the weighted average Gross Margin is approximately 2.046% as of the Cut-off Date for the Initial Mortgage Loans in Loan Group 2. The Loan Rates on the Initial Mortgage Loans in Loan Group 1 range between 5.875% and 14.000% and the weighted average Loan Rate on the Initial Mortgage Loans in Loan Group 1 is approximately 8.002%. The Loan Rates on the Initial Mortgage Loans in Loan Group 2 range between 5.990% and 14.500% and the weighted average Loan Rate on the Initial Mortgage Loans in Loan Group 2 is approximately 8.058%.

          (xxvi) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

          (xxvii) No more than 21.04% (by Cut-off Date Loan Group Balance) of the Initial Mortgage Loans in Loan Group 1 and no more than 21.58% (by Cut-off Date Loan Group Balance) of the Initial Mortgage Loans in Loan Group 2 are secured by real property improved by individual condominium units, units in planned unit developments, townhouses or two-to-four family residences erected thereon, and at least 78.96% (by Cut-off Date Loan Group Balance) of the Initial Mortgage Loans in Loan Group 1 and 78.42% (by Cut-off Date Loan Group Balance) of the Initial Mortgage Loans in Loan Group 2 are secured by real property with a detached one-family residence erected thereon;

          (xxviii) The Credit Limits on the Initial Mortgage Loans in Loan Group 1 range between approximately $6,100.00 and $219,160.00 with an average of approximately $34,216.34. The Credit Limits on the Initial Mortgage Loans in Loan Group 2 range between approximately $7,000.00 and $1,000,000.00 with an average of approximately $57,318.88. As of the Cut-off Date for the Initial Mortgage Loans, no Initial Mortgage Loan in Loan Group 1 had a principal balance in excess of approximately $209,200.00 and no Initial Mortgage Loan in Loan Group 2 had a principal balance in excess of approximately $1,000,000.00 and the average principal balance of the Initial Mortgage Loans in Loan Group 1 and Loan Group 2 is equal to approximately $24,111.84 and $43,977.53, respectively;

          (xxix) Approximately 3.39% and 96.61% of the Initial Mortgage Loans in Loan Group 1, by aggregate principal balance as of the Cut-off Date for the Initial Mortgage Loans, are first and second liens, respectively. Approximately 3.57% and 96.43% of the Initial Mortgage Loans in Loan Group 2, by aggregate principal balance as of the Cut-off Date for the Initial Mortgage Loans, are first and second liens, respectively;

          (xxx) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, all of the Mortgage Loans in Loan Group 1 have principal balances that conform to Fannie Mae guidelines; and

          (xxxi) As of the Closing Date, no more than 5.50% of the Mortgage Loans, by aggregate principal balance, were appraised electronically.

     With respect to the representations and warranties set forth in this
Section 2.04 that are made to the best of the Sponsor's knowledge or as to which the Sponsor has no knowledge, if it is discovered by the Sponsor, the Depositor, the Master Servicer, the Credit Enhancer, Fannie Mae or a Responsible Officer of the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Trust and the Investor Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee pursuant to Section 2.01 and the termination of the rights and obligations of the Master Servicer pursuant to Section 7.04 or
8.02. Upon discovery by the Sponsor, the Depositor, the Master Servicer, the Credit Enhancer, Fannie Mae or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties (other than the representation and warranty set forth in Section 2.04(a)(iv) above), without regard to any limitation set forth therein concerning the knowledge of the Sponsor as to the facts stated therein, which materially and adversely affects the interests of the Trust or the related Class of Investor Certificateholders or the Credit Enhancer or Fannie Mae in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties, the Credit Enhancer and Fannie Mae. Within 90 days of its discovery or its receipt of notice of such breach, the Sponsor shall use all reasonable efforts to cure such breach in all material respects or shall, not later than the Business Day next preceding the Distribution Date in the month following the Collection Period in which any such cure period expired (or such later date that is acceptable to the Trustee and the Credit Enhancer (or if a Credit Enhancer Condition is then existing, to Fannie Mae in lieu of the Credit Enhancer) as evidenced by their written consents), either (1) accept a transfer of such Mortgage Loan from the Trust or (2) substitute an Eligible Substitute Mortgage Loan in the same manner and subject to the same conditions as set forth in Section 2.02; provided, however, that the cure for any breach of a representation and warranty relating to the characteristics of the Mortgage Loans in the related Loan Group in the aggregate shall be a repurchase of or substitution for only the Mortgage Loans necessary to cause such characteristics to be in compliance with the related representation and warranty. Upon accepting such transfer and making any required deposit into the Collection Account or substitution of an Eligible Substitute Mortgage Loan, as the case may be, the Sponsor shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.02 with respect to the transfer of Mortgage Loans under that Section.

     It is understood and agreed that the obligation of the Sponsor to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan, as the case may be, shall constitute the sole remedy against the Sponsor respecting such breach available to Investor Certificateholders, the Trustee on behalf of Investor Certificateholders, the Credit Enhancer and Fannie Mae; provided, however, that the Sponsor shall defend and indemnify the Trustee, the Credit Enhancer, Fannie Mae and the Investor Certificateholders against all reasonable costs and expenses, and all losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and the amount of any settlement entered into with the consent of the Sponsor (such consent not to be unreasonably withheld), which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty. Notwithstanding the foregoing, with regard to any breach of the representation and warranty set forth in Section 2.04(a)(iv), the sale and assignment of the affected Mortgage Loans to the Trust shall be deemed void and the Sponsor shall pay to the Trust the sum of
(i) the amount of the related Asset Balances, plus unpaid accrued interest on each such Asset Balance at the applicable Loan Rate to the date of payment and
(ii) the amount of any loss suffered by Certificateholders, the Credit Enhancer or Fannie Mae with respect to the affected Mortgage Loans.

     Section 2.05. Covenants of the Depositor. The Depositor hereby covenants that:

     (a) Security Interests. Except for the transfer hereunder, the Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Depositor will notify the Trustee of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Depositor will defend the right, title and interest of the Trust in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Depositor; provided, however, that nothing in this Section 2.05(a) shall prevent or be deemed to prohibit the Depositor from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

     (b) Negative Pledge. The Depositor hereby agrees not to transfer, assign, exchange, pledge, finance, hypothecate, grant a security interest in or otherwise convey the Transferor Certificates except in accordance with Sections 6.05 and 7.02.

     (c) Additional Indebtedness. So long as the Investor Certificates are outstanding the Depositor will not incur any debt other than debt that (i) is non-recourse to the assets of the Depositor other than the mortgage loans specifically pledged as security for such debt, or (ii) is subordinated in right of payment to the rights of the Investor Certificateholders or (iii) is assigned a rating by each of the Rating Agencies that is the same as the then current rating of the Investor Certificates.

     (d) Downgrading. The Depositor will not engage in any activity which would result in a downgrading of the Investor Certificates without regard to the Policy or the Fannie Mae Guaranty.

     (e) Amendment to Certificate of Incorporation. The Depositor will not amend its Certificate of Incorporation without prior written notice to the Rating Agencies, the Credit Enhancer and Fannie Mae.

     (f) Principal Place of Business. The Depositor's principal place of business is in California and it will not change its principal place of business without prior written notice to the Rating Agencies, the Credit Enhancer and Fannie Mae.

     Section 2.06. Transfers of Mortgage Loans at Election of Transferor. Subject to the conditions set forth below, the Transferor may, but shall not be obligated to, require the transfer of Mortgage Loans from the Trust to the Transferor as of the close of business on a Distribution Date (the "Transfer Date"). In connection with any transfer, the Transferor Interest shall be reduced by the aggregate Asset Balances as of their Transfer Date of the Mortgage Loans transferred. On the fifth Business Day (the "Transfer Notice Date") prior to the Transfer Date designated in such notice, the Transferor shall give the Trustee, the Master Servicer, the Credit Enhancer and, if the affected Mortgage Loans are in Loan Group 1, Fannie Mae a notice of the proposed transfer that contains a list of the Mortgage Loans to be transferred. Such transfers of Mortgage Loans shall be permitted upon satisfaction of the following conditions:

          (i) No Rapid Amortization Event has occurred;

          (ii) On the Transfer Date the Transferor Principal Balance with respect to the related Loan Group (after giving effect to the removal from such Loan Group of the Mortgage Loans proposed to be transferred) exceeds the Minimum Transferor Interest;

          (iii) The transfer of any Mortgage Loans on any Transfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Transferor, cause a Rapid Amortization Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

          (iv) On or before the Transfer Date, the Transferor shall have delivered to the Trustee a revised Mortgage Loan Schedule, reflecting the proposed transfer and the Transfer Date, and the Master Servicer shall have marked the Electronic Ledger to show that the Mortgages Loans transferred to the Transferor are no longer owned by the Trust;

          (v) The Transferor shall represent and warrant that no selection procedures reasonably believed by the Transferor to be adverse to the interests of the Investor Certificateholders, the Credit Enhancer or Fannie Mae were utilized in selecting the Mortgage Loans to be removed from the Trust;

          (vi) In connection with each transfer of Mortgage Loans pursuant to this Section, each Rating Agency, the Credit Enhancer and, if the affected Mortgage Loans are in Loan Group 1, Fannie Mae shall have received on or prior to the related Transfer Notice Date notice of such proposed transfer of Mortgage Loans and, prior to the Transfer Date, each Rating Agency shall have notified the Trustee, the Credit Enhancer and, if applicable, Fannie Mae in writing that such transfer of Mortgage Loans would not result in a reduction or withdrawal of its then current rating of the Investor Certificates without regard to the Policy or the Fannie Mae Guaranty;

          (vii) The Transferor shall have delivered to the Trustee, the Credit Enhancer and, if the affected Mortgage Loans are in Loan Group 1, Fannie Mae an Officer's Certificate certifying that the items set forth in subparagraphs (i) through (vi), inclusive, have been performed or are true and correct, as the case may be. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

          (viii) The Transferor shall have satisfied all requirements with respect to such retransfer which may be imposed by the U.S. Department of Labor after the Closing Date and prior to the date of such retransfer in order to ensure that any administrative exemption from the prohibited transaction rules of ERISA and the related excise tax provisions of
     Section 4975 of the Code granted by such Department to any underwriter of the Certificates shall continue to apply to the purchase, holding and resale of Certificates by Plans and to the servicing, management or operation of the Trust; provided, however, that the Transferor shall not be required to satisfy such requirements if it obtains an Opinion of Counsel to the effect that such retransfer would not result in a non-exempt prohibited transaction.

Upon receiving the requisite information from the Transferor, the Master Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Transfer Date the Trustee shall deliver, or cause to be delivered, to the Transferor the Mortgage File for each Mortgage Loan being so transferred, and the Trustee shall execute and deliver to the Transferor such other documents prepared by the Transferor as shall be reasonably necessary to transfer such Mortgage Loans to the Transferor. Any such transfer of the Trust's right, title and interest in and to Mortgage Loans shall be without recourse, representation or warranty by or of the Trustee or the Trust to the Transferor.

     Section 2.07. Execution and Authentication of Certificates. The Trustee, on behalf of the Trust, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust, concurrently with the sale, assignment and conveyance to the Trustee of the Trust, Investor Certificates in authorized denominations and the Transferor Certificates, together evidencing the ownership of the entire Trust.

     Section 2.08. Tax Treatment. It is the intention of the Depositor, the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness of the Transferor for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Depositor, the Trustee and each Investor Certificateholder (or Certificate Owner) by acceptance of its Investor Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) agrees to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor secured by the assets of the Trust and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment. Each Investor Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in an Investor Certificate through it to comply with this Agreement as to treatment of the Investor Certificates as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Trustee will prepare and file all tax reports required hereunder.

     Section 2.09. Representations and Warranties of the Depositor. The Depositor represents and warrants to the Trustee on behalf of the Certificateholders, the Credit Enhancer and Fannie Mae as follows:

          (i) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

          (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee of each Mortgage Loan, the Depositor was the sole beneficial owner of each Mortgage Loan (insofar as such title was conveyed to it by the Sponsor) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

          (iii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Initial Mortgage Loans to the Trustee, as of each Subsequent Closing Date, the Depositor has transferred all right, title and interest in the related Additional Home Equity Loans to the Trustee and, as of each applicable date of substitution, the Depositor has transferred all right, title and interest in the related Eligible Substitute Mortgage to the Trustee; and

          (iv) The Depositor has not transferred the Mortgage Loans to the Trustee with any intent to hinder, delay or defraud any of its creditors.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

     Section 3.01. The Master Servicer. (a) The Master Servicer shall service and administer the Mortgage Loans in a manner consistent with the terms of this Agreement and with general industry practice and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Master Servicer shall at all times remain responsible to the Trustee, the Certificateholders, the Credit Enhancer and Fannie Mae for the performance of its duties and obligations hereunder in accordance with the terms hereof. Any amounts received by any subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Master Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall, upon the written request of a Servicing Officer, furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. The Master Servicer in such capacity may also consent to the placing of a lien senior to that of any Mortgage on the related Mortgaged Property, provided that (i) the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and (ii) the Loan-to-Value Ratio of the new mortgage loan (without taking into account any closing costs that may be financed by such new mortgage loan) is equal to or less than the Loan-to-Value Ratio of the first mortgage loan to be replaced measured either (A) as of the Cut-off Date or the relevant Subsequent Cut-off Date, as applicable, or (B) as of the date of the refinancing referenced in clause (i); provided, however, that the aggregate Asset Balance of such Mortgage Loans with respect to which the senior lien may be modified in accordance with clause (ii)(A) shall not exceed 10% of the related Original Invested Amount and clause (ii)(B) shall not exceed 40% of the related Original Invested Amount; and provided, further, that the aggregate Asset Balance of all such Mortgage Loans with respect to which the senior lien may be so modified shall not exceed 50% of the related Original Invested Amount (such 50% herein referred to as the "Increased Senior Lien Limitation").

     The Master Servicer may also, without prior approval from the Rating Agencies, the Credit Enhancer or Fannie Mae, increase the Credit Limits on Mortgage Loans provided that (i) new appraisals are obtained and the weighted average Combined Loan-to-Value Ratios of the Mortgage Loans after giving effect to such increase are less than or equal to the weighted average Combined Loan-to-Value Ratios of the Mortgage Loans as of the Cut-off Date and
(ii) such increases are consistent with the Master Servicer's underwriting policies. In addition, the Master Servicer may increase the Credit Limits on the Mortgage Loans having aggregate Asset Balances of up to an additional 2.5% of the Original Invested Amount, provided that (x) the increase in the Credit Limit of a Mortgage Loan does not cause the Combined Loan-to-Value Ratio of such Mortgage Loan to exceed 100%, (y) the increase in the Credit Limit of a Mortgage Loan does not cause the Combined Loan-to-Value Ratio of such Mortgage Loan to increase by more than 25% (for example, a Combined Loan-to-Value Ratio of 50% can be increased to 75%, a Combined Loan-to-Value Ratio of 60% can be increased to 85%, and so forth) and (z) the increase is consistent with the Master Servicer's underwriting policies.

     Furthermore, the Master Servicer, without prior approval from the Rating Agencies, the Credit Enhancer or Fannie Mae, may solicit Mortgagors for a reduction in Loan Rates; provided that the Master Servicer can only reduce such Loan Rates on up to 10% of the Mortgage Loans by Original Invested Amount. Any such solicitations shall not result in a reduction in the weighted average Gross Margin of the Mortgage Loans by more than 25 basis points taking into account any such prior reductions.

     In addition, the Master Servicer may agree to changes in the terms of a Mortgage Loan at the request of the Mortgagor provided that such changes (i) do not materially and adversely affect the interests of related Certificateholders, the Credit Enhancer or Fannie Mae and (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Trustee, the Credit Enhancer and Fannie Mae.

     In addition to the foregoing, the Master Servicer may solicit Mortgagors to change any other terms of the related Mortgage Loans, provided that such changes (i) do not materially and adversely affect the interests of the related Certificateholders, the Credit Enhancer or Fannie Mae and (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Trustee, the Credit Enhancer and Fannie Mae. Nothing herein shall limit the right of the Master Servicer to solicit Mortgagors with respect to new loans (including mortgage loans) that are not Mortgage Loans.

     The Master Servicer may also register any Mortgage Loan on the MERS(R) System, or cause the removal from registration of any Mortgage Loan on the MERS(R) System, and execute and deliver, on behalf of the Trustee and the Certificateholders, any instruments of assignment and other comparable instruments with respect to the assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

     For so long as any Mortgage Loan is registered on the MERS(R) System, the Master Servicer shall maintain in good standing its membership in MERS and shall comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS. If any Mortgage Loans are registered on the MERS(R) System, the Master Servicer may cause MERS to execute and deliver an assignment of mortgage in recordable form to transfer any of the Mortgage Loans registered on the MERS(R) System from MERS to the Trustee. The Master Servicer shall promptly notify MERS of any transfer of beneficial ownership or release of any security interest in any MOM Loan.

     The relationship of the Master Servicer (and of any successor to the Master Servicer as Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (b) In the event that the rights, duties and obligations of the Master Servicer are terminated hereunder, any successor to the Master Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing subservicer arrangements with any subservicer or assume the terminated Master Servicer's rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

     Section 3.02. Collection of Certain Mortgage Loan Payments. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the Master Servicer's policies with respect to the mortgage loans it owns or services; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate and monthly statement to Certificateholders pursuant to Section 5.03.

     (b) The Master Servicer shall establish and maintain a trust account (the "Collection Account") titled "Bank One, National Association, as Trustee, Collection Account in trust for the registered holders of Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B, Financial Guaranty Insurance Company and Fannie Mae." The Collection Account shall be an Eligible Account. The Master Servicer shall (i) on the Business Day immediately preceding each of the first three Distribution Dates, deposit in the Collection Account any shortfall in the amount required to pay the Investor Certificate Interest on such Distribution Dates resulting solely from the failure of certain Mortgage Loans to be fully indexed and (ii) on the Business Day immediately preceding the first Distribution Date, deposit in the Collection Account (A) an amount equal to the excess of the aggregate amount payable pursuant to Section 5.01(a)(i), (ii), and (iii) on the first Distribution Date over what the aggregate Investor Interest Collections would be if the Minimum Monthly Payments due during the first Collection Period were made on each Mortgage Loan and (B) any amounts representing payments on, and any collections in respect of, the Mortgage Loans received after the Cut-off Date and prior to the Closing Date (exclusive of payments in respect of accrued interest due on or prior to the Cut-off Date), and thereafter the Master Servicer, or the Sponsor, as the case may be, shall deposit within two Business Days following receipt thereof the following payments and collections received or made by it (without duplication):

          (i) all collections on and in respect of the Mortgage Loans;

          (ii) the amounts, if any, deposited to the Collection Account pursuant to Section 4.05;

          (iii) Net Liquidation Proceeds net of any related Foreclosure
     Profit;

          (iv) Insurance Proceeds (including, for this purpose, any amount required to be credited by the Master Servicer pursuant to the last sentence of Section 3.04 and excluding the portion thereof, if any, that has been applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the normal servicing procedures of the Master Servicer); and

          (v) any amounts required to be deposited therein pursuant to Section 10.01;

provided, however, that with respect to each Collection Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period and the amount of any unreimbursed optional advance made by the Master Servicer pursuant to Section 4.05; and provided, further, that, notwithstanding the foregoing, so long as Countrywide is the Master Servicer and (x) the Master Servicer's long-term senior unsecured debt obligations are rated at least "Baa2" by Moody's and "BBB" by Standard & Poor's and (y) the Credit Enhancer's claims-paying ability is rated "Aaa" by Moody's and "AAA" by Standard & Poor's, the Master Servicer need not make daily deposits in the Collection Account for any Collection Period, but instead may make a single deposit in the Collection Account of amounts to be remitted by it for such Collection Period in immediately available funds on the Business Day prior to the related Distribution Date. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by Mortgagors, or amounts received by the Master Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments, excess pay off amounts and similar items. The Master Servicer shall remit all Foreclosure Profits to the Sponsor.

     The Trustee shall hold amounts deposited in the Collection Account as trustee for the Certificateholders, the Credit Enhancer and Fannie Mae. In addition, the Master Servicer shall notify the Trustee and the Credit Enhancer in writing on each Determination Date of the amount of payments and collections in the Collection Account allocable to Interest Collections and Principal Collections for the Mortgage Loans in each Loan Group for the related Distribution Date. Following such notification, the Master Servicer shall be entitled to withdraw from the Collection Account and retain any amounts that constitute income and gain realized from the investment of such payments and collections.

     Amounts on deposit in the Collection Account will, at the direction of the Master Servicer, be invested in Eligible Investments maturing no later than the day before the next Distribution Date. All income and gain realized from any investment in Eligible Investments of funds in the Collection Account shall be for the benefit of the Master Servicer and shall be subject to its withdrawal from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Master Servicer out of its own funds immediately as realized.

     (c) The Master Servicer shall establish and maintain a trust account (the "Reserve Fund") titled "Bank One, National Association, as Trustee, Reserve Fund in trust for the registered holders of Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B, Financial Guaranty Insurance Company and Fannie Mae." The Reserve Fund shall be an Eligible Account. The Reserve Fund shall be maintained in accordance with Section 5.01(e) hereof.

     (d) The Trustee shall establish and maintain two trust accounts (the "Additional Loan Accounts") titled "Bank One, National Association, as Trustee, Group 1 Additional Loan Account in trust for the registered holders of Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B, Financial Guaranty Insurance Company and Fannie Mae" and "Bank One, National Association, as Trustee, Group 2 Additional Loan Account in trust for the registered holders of Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B, Financial Guaranty Insurance Company and Fannie Mae." The Additional Loan Accounts shall be Eligible Accounts. The Additional Loan Accounts shall be maintained in accordance with Section 3.03(b).

     Section 3.03. Withdrawals from the Collection Account and the Additional Loan Accounts. (a) From time to time, withdrawals may be made from the Collection Account by the Master Servicer for the following purposes:

          (i) To the Master Servicer as payment for its Servicing Fee pursuant to Section 3.08 to the extent that it has not been retained pursuant to
     Section 3.02(b);

          (ii) To pay to the Master Servicer amounts on deposit in the Collection Account that are not to be included in the distributions and payments pursuant to Section 5.01 to the extent provided by the second to the last and the last paragraph of Section 3.02(b);

          (iii) To pay from Principal Collections for the relevant Loan Group the amounts provided for the purchase of Draws pursuant to Section 2.01(a); and

          (iv) To make or to permit the Paying Agent to make distributions and payments pursuant to Section 5.01;

provided, however, that, if the Master Servicer makes monthly deposits in the Collection Account pursuant to the second proviso of Section 3.02(b), in lieu of making the foregoing withdrawals (except in the case of clauses (iii) and (iv)), the Master Servicer may make a net deposit in the Collection Account pursuant to Section 3.02(b).

     If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment it may at any time withdraw such amount from the Collection Account, and any such amounts shall not be included in the amounts to be deposited in the Collection Account pursuant to Section 3.02(b), any provision herein to the contrary notwithstanding.

     (b) Upon satisfaction of the conditions precedent to subsequent additions in Section 2.01(c) on a Subsequent Closing Date designated by the Depositor, the Trustee shall withdraw from the appropriate Additional Loan Account and set aside for the benefit of the Depositor for later delivery pursuant to
Section 3.03(c) an amount equal to the Cut-off Date Asset Balance in the Transfer Document to purchase the Additional Home Equity Loans covered by the Transfer Document. A separate Transfer Document shall be used for Loan Group 1 Mortgage Loans and Loan Group 2 Mortgage Loans.

     The Additional Home Equity Loans transferred by a Transfer Document on any Subsequent Closing Date shall be determined as follows. If Transfer Documents for both Loan Group 1 and Loan Group 2 Mortgage Loans are both delivered on one Subsequent Closing Date, then the Additional Home Equity Loans transferred by the Loan Group 1 Transfer Document shall be determined first. The Sponsor shall list all funded Mortgage Loans then owned by it for securitization that qualify for inclusion in Loan Group 1 by the date on which they were funded, and for each date, the mortgagors shall be listed alphabetically. Beginning with the earliest date, sequentially by date and within a date alphabetically, the listed loans shall become Loan Group 1 Additional Home Equity Loans until either their aggregate Cut-off Date Asset Balance is as close as possible to equal to the Cut-off Date Asset Balance indicated on the Loan Group 1 Transfer Document without exceeding it or all of the loans through the Subsequent Cut-off Date have been transferred.

     Once the potential Additional Home Equity Loans are identified in this manner, the total potential Loan Group 1 loan pool shall be tested for compliance with the pool characteristics covered by the representations and warranties in Section 2.04(a)(xvi), (xxv), (xxvii), (xxviii), and (xxix) after taking into account the addition of the potential Additional Home Equity Loans. If any pool characteristic is outside any permitted parameter by more than 10% of the parameter, then beginning with the last Mortgage Loan initially added as a potential Additional Home Equity Loan and progressing in reverse order, any potential Additional Home Equity Loan having a characteristic that is outside of the permitted parameters of a parameter violated by the total potential Loan Group 1 loan pool shall be removed. Then additional Mortgage Loans shall be added as provided in the preceding paragraph except that no Mortgage Loan shall be added if it has a characteristic that is outside of the permitted parameters of a parameter violated by the total potential Loan Group 1 loan pool. This procedure shall be repeated until the pool characteristics covered by the representations and warranties in Section 2.04(a)(xvi), (xxv), (xxvii), (xxviii), and (xxix) are satisfied within 10% of each parameter specified in those representations and warranties after taking into account the addition of the potential Additional Home Equity Loans.

     After the Loan Group 1 Additional Home Equity Loans to be transferred on the Subsequent Closing Date have been determined, the Sponsor shall list all funded Mortgage Loans then owned by it for securitization that qualify for inclusion in Loan Group 2 by the date on which they were funded, and for each date, the mortgagors shall be listed alphabetically. Beginning with the earliest date, sequentially by date and within a date alphabetically, the listed loans shall become Loan Group 2 Additional Home Equity Loans until either their aggregate Cut-off Date Asset Balance is as close as possible to equal to the Cut-off Date Asset Balance indicated on the Loan Group 2 Transfer Document without exceeding it or all of the loans through the Subsequent Cut-off Date have been transferred. The testing procedures of the previous paragraph shall then be applied to the total potential Loan Group 2 loan pool. If only one Transfer Document is delivered for a Subsequent Closing Date, then the above procedure for either Loan Group 1 or Loan Group 2, as appropriate for the Transfer Document, shall be followed.

     (c) On the date on which the revised Mortgage Loan Schedule reflecting the addition of the Additional Home Equity Loans covered by a Transfer Document are delivered to the Trustee along with an opinion of counsel to the effect that a court in a bankruptcy context addressing the transfer of the Additional Home Equity Loans would characterize the transfer as a sale rather than as a secured lending, the Trustee shall deliver to the order of the Depositor an amount in cash equal to the actual Cut-off Date Asset Balance of the relevant Additional Home Equity Loans, and to the Master Servicer any earnings on those funds since the relevant Subsequent Closing Date. If after that payment any funds remain from the original set aside with respect to the Transfer Document pursuant to Section 2.01(b), then they shall be returned to the appropriate Additional Loan Account. If on July 8, 2000 any funds remain in the Trustee's possession from any set aside under Section 2.01(b), then they shall be returned to the appropriate Additional Loan Account.

     (d) All earnings on funds in the Additional Loan Accounts and on funds held in a set aside under Section 2.01(b) are for the account of the Master Servicer. The Additional Loan Accounts and the set asides shall be invested in Eligible Investments. If any funds remain in the Additional Loan Accounts on July 8, 2000, to the extent that they represent earnings on the amounts originally deposited into the Additional Loan Accounts, the Trustee shall distribute them to the order of the Master Servicer. The remaining funds shall be transferred to the Collection Account and treated as though they were Investor Principal Collections from the related Loan Group and they shall increase the Scheduled Principal Collections Distribution Amount (above the amount calculated without regard to this provision) for purposes of calculating amounts distributable on the following Distribution Date.

     (e) If at any time the Depositor becomes aware that the Cut-off Date Asset Balance of Additional Home Equity Loans reflected on any Transfer Document exceeds the actual Cut-off Date Asset Balance of the relevant Additional Home Equity Loans, the Depositor may so notify the Trustee and the Trustee shall redeposit into the relevant Additional Loan Account the excess reported to it by the Depositor.

     Section 3.04. Maintenance of Hazard Insurance; Property Protection Expenses. The Master Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Master Servicer or the related subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Master Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Master Servicer under any such policies shall be deposited in the Collection Account to the extent called for by
Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Master Servicer shall obtain and maintain a blanket policy consistent with prudent industry standards insuring against hazard losses on all of the Mortgage Loans in an aggregate amount prudent under industry standards, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

     Section 3.05. Assumption and Modification Agreements. In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer shall exercise its right to accelerate the maturity of such Mortgage Loan consistent with the then current practice of the Master Servicer and without regard to the inclusion of such Mortgage Loan in the Trust. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Master Servicer (so long as such action conforms with the underwriting standards generally acceptable in the industry at the time for new origination) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Credit Line Agreement and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. The Master Servicer shall notify the Trustee that any assumption and modification agreement has been completed by delivering to the Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section
3.05 and by forwarding the original copy of such assumption and modification agreement to the Trustee. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Credit Line Agreement may be made by the Master Servicer in connection with any such assumption to the extent that such change would not be permitted to be made in respect of the original Credit Line Agreement pursuant to the fourth paragraph of Section 3.01(a). Any fee collected by the Master Servicer for entering into any such agreement will be retained by the Master Servicer as additional servicing compensation.

     Section 3.06. Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans. The Master Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when, in the opinion of the Master Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02; provided that if the Master Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Master Servicer will not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of Certificateholders.

     The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust any Mortgage Loan which is 91 days or more delinquent at a price equal to the purchase price described below. The price for any Mortgage Loan purchased hereunder (which shall be an amount equal to 100% of the Asset Balance of such Mortgage Loan plus accrued interest thereon at the applicable Loan Rate from the date through which interest was last paid by the related Mortgagor to the first day of the month in which such amount is to be distributed to the related Certificateholders) shall be deposited in the Collection Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit G hereto, shall release or cause to be released to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the Master Servicer shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee, the Credit Enhancer, Fannie Mae or the Certificateholders with respect thereto.

     Section 3.07. Trustee to Cooperate. On or before each Distribution Date, the Master Servicer will notify the Trustee of the payment in full of the Asset Balance of any Mortgage Loan during the preceding Collection Period, which notification shall be by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.02 have been so deposited or credited) of a Servicing Officer. Upon any such payment in full, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto. If the Mortgage has been registered on the MERS(R) System, the Master Servicer shall cause the removal of the Mortgage from registration on the MERS(R) System and execute and deliver, on behalf of the Trustee and the Certificateholders, any instruments of satisfaction or cancellation or of partial or full release. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, or in connection with the payment in full of the Asset Balance of any Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release substantially in the form attached hereto as Exhibit G signed by a Servicing Officer, release the related Mortgage File to the Master Servicer and the Trustee shall execute such documents, in the forms provided by the Master Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions hereof, the Trustee shall, if so requested in writing by the Master Servicer, execute an appropriate assignment in the form provided to the Trustee by the Master Servicer to assign such Mortgage Loan for the purpose of collection to the Master Servicer or to the related subservicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, the Master Servicer will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the Master Servicer shall promptly reassign such Mortgage Loan to the Trustee and return the related Mortgage File to the place where it was being maintained.

     Section 3.08. Servicing Compensation; Payment of Certain Expenses by Master Servicer. The Master Servicer shall be entitled to receive the Servicing Fee pursuant to Section 3.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges or other receipts not required to be deposited in the Collection Account (other than Foreclosure Profits) shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein. Liquidation Expenses are reimbursable to the Master Servicer first, from related Liquidation Proceeds and second, from the Collection Account pursuant to Section 5.01(a)(xi) or 5.01(a)(xii), as applicable.

     Section 3.09. Annual Statement as to Compliance. (a) The Master Servicer will deliver to the Trustee, the Credit Enhancer, Fannie Mae and the Rating Agencies, on or before May 31st of each year, beginning May 31, 2001, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its material obligations under this Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Master Servicer shall deliver to the Trustee, the Credit Enhancer, Fannie Mae and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become an Event of Servicing Termination.

     Section 3.10. Annual Servicing Report. On or before May 31st of each year, beginning May 31, 2001, the Master Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer) to furnish a report to the Trustee, the Credit Enhancer, Fannie Mae and each Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans during the most recent fiscal year then ended under pooling and servicing agreements (substantially similar to this Agreement, including this Agreement) that such examination, was conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements) and that such examination has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

     Section 3.11. Access to Certain Documentation and Information Regarding the Mortgage Loans. (a) The Master Servicer shall provide to the Trustee, the Credit Enhancer, Fannie Mae (with respect to Mortgage Loans in Loan Group 1 only), any Investor Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, successor to the Federal Home Loan Bank Board, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section 3.11 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3.11 as a result of such obligation shall not constitute a breach of this Section 3.11.

     (b) The Master Servicer shall supply information in such form as the Trustee shall reasonably request to the Trustee and the Paying Agent, on or before the start of the Determination Date preceding the related Distribution Date, as is required in the Trustee's reasonable judgment to enable the Paying Agent or the Trustee, as the case may be, to make required distributions and to furnish the required reports to Certificateholders and to make any claim under the Policy or the Fannie Mae Guaranty.

     Section 3.12. Maintenance of Certain Servicing Insurance Policies. The Master Servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond together shall comply with the requirements from time to time of Fannie Mae for persons performing servicing for mortgage loans purchased by such Association.

     Section 3.13. Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Sponsor, the Master Servicer, the Depositor and the Transferor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

     Section 3.14. Tax Returns. In accordance with Section 2.08 hereof, the Trustee shall prepare and file any federal, state or local income and franchise tax return for the Trust as well as any other applicable return and apply for a taxpayer identification number on behalf of the Trust. The Transferor shall treat the Mortgage Loans as its property for all federal, state or local tax purposes and shall report all income earned thereon (including amounts payable as fees to the Master Servicer) as its income for income tax purposes. In the event the Trust shall be required pursuant to an audit or administrative proceeding or change in applicable regulations to file federal, state or local tax returns, the Trustee shall prepare and file or shall cause to be prepared and filed any tax returns required to be filed by the Trust; the Trustee shall promptly sign such returns and deliver such returns after signature to the Master Servicer and such returns shall be filed by the Master Servicer. The Trustee shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Investor Certificateholders. In no event shall the Trustee or the Master Servicer be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders, the Transferor Certificateholders or the Certificate Owners arising under any tax law, including without limitation federal, state or local income and franchise or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

     Section 3.15. Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property. The Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code for reports of foreclosures and abandonments of any mortgaged property, the Master Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) on behalf of the Trustee acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer shall be in form, substance, and timing sufficient to meet the reporting requirements imposed by Section 6050J.

                                  ARTICLE IV

                             SERVICING CERTIFICATE

     Section 4.01. Servicing Certificate. Not later than each Determination Date, the Master Servicer shall deliver (a) to the Trustee, the Statement to Certificateholders required to be prepared pursuant to Section 5.03 and (b) to the Trustee, the Sponsor, the Depositor, the Paying Agent, the Credit Enhancer, Fannie Mae and each Rating Agency a Servicing Certificate (in written form or the form of computer readable media or such other form as may be agreed to by the Trustee and the Master Servicer), together with an Officer's Certificate to the effect that such Servicing Certificate is true and correct in all material respects, stating the related Collection Period, Distribution Date, the series number of the Certificates, the date of this Agreement, and, on the basis of each Class of Investor Certificates:

          (i) the aggregate amount of collections received on the Mortgage Loans in the related Loan Group on or prior to the Determination Date in respect of such Collection Period;

          (ii) the aggregate amount of (a) Interest Collections and (b) Principal Collections for the related Loan Group for such Collection Period;

          (iii) the Investor Floating Allocation Percentage and the Investor Fixed Allocation Percentage for the related Loan Group for such Collection Period;

          (iv) the Investor Interest Collections and Investor Principal Collections for the related Loan Group for such Collection Period;

          (v) the Transferor Interest Collections and Transferor Principal Collections for the related Loan Group for such Collection Period;

          (vi) Investor Certificate Interest and the applicable Investor Certificate Rate for the related Class of Investor Certificates for the related Interest Period;

          (vii) the amount, if any, of such Investor Certificate Interest that is not payable to such Class of Investor Certificates on account of insufficient Investor Interest Collections;

          (viii) the portion of the Unpaid Investor Certificate Interest Shortfall allocated to such Class of Investor Certificates, if any, and the amount of interest on such shortfall at the applicable Investor Certificate Rate applicable from time to time (separately stated) to be distributed on such Distribution Date;

          (ix) the Unpaid Investor Certificate Interest Shortfall, if any, to remain with respect to such Class of Investor Certificates after the distribution on such Distribution Date;

          (x) the amount, if any, of any Basis Risk Carryforward with respect to such Class of Investor Certificates in such distribution;

          (xi) the amount, if any, of the remaining Basis Risk Carryforward with respect to such Class of Investor Certificates after giving effect to such distribution;

          (xii) the Accelerated Principal Distribution Amount with respect to such Class of Investor Certificates and the portion thereof that will be distributed pursuant to Section 5.01(a)(vii);

          (xiii) the Scheduled Principal Collections Distribution Amount with respect to such Class of Investor Certificates, separately stating the components thereof;

          (xiv) the amount of any Transfer Deposit Amount paid by the Sponsor or the Depositor with respect to such Class of Investor Certificates pursuant to Section 2.02 or 2.04;

          (xv) any accrued and unpaid Servicing Fees with respect to the Mortgage Loans in the related Loan Group for previous Collection Periods and the Servicing Fee for such Collection Period;

          (xvi) the Investor Loss Amount with respect to such Class of Investor Certificates for such Collection Period;

          (xvii) the aggregate amount, if any, of Investor Loss Reduction Amounts with respect to such Class of Investor Certificates for previous Distribution Dates that have not been previously reimbursed to the Holders of such Class of Investor Certificates pursuant to Section 5.01(a)(v);

          (xviii) the aggregate Asset Balance of the Mortgage Loans in the related Loan Group as of the end of the preceding Collection Period and as of the end of the second preceding Collection Period;

          (xix) the Invested Amount with respect to such Class of Investor Certificates as of the end of the preceding Collection Period;

          (xx) the Investor Certificate Principal Balance for such Class of Investor Certificates and Loan Group Factor after giving effect to the distribution on such Distribution Date and to any reduction on account of the related Investor Loss Amount, if any;

          (xxi) the related Transferor Principal Balance and the related Available Transferor Subordinated Amount after giving effect to the distribution on such Distribution Date;

          (xxii) the aggregate amount of Additional Balances created with respect to the Mortgage Loans in the related Loan Group during the previous Collection Period;

          (xxiii) the number and aggregate Asset Balances of Mortgage Loans in the related Loan Group (x) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively and (y) that have become REO, in each case as of the end of the preceding Collection Period;

          (xxiv) whether a Rapid Amortization Event has occurred since the prior Determination Date, specifying each such Rapid Amortization Event if one has occurred;

          (xxv) whether an Event of Servicing Termination has occurred since the prior Determination Date, specifying each such Event of Servicing Termination if one has occurred;

          (xxvi) the amount to be distributed to the Credit Enhancer with respect to such Class of Investor Certificates pursuant to Section 5.01(a)(vi) and Section 5.01(a)(viii), stated separately;

          (xxvii) the Guaranteed Principal Distribution Amount for such Class of Investor Certificates and Distribution Date;

          (xxviii) the Credit Enhancement Draw Amount for such Class of Investor Certificates, if any, for such Distribution Date;

          (xxix) the amount to be distributed to Fannie Mae pursuant to Section 5.01(a)(vi) and 5.01(a)(viii);

          (xxx) the Fannie Mae Guaranty Payment Amount, if any, for the Distribution Date;

          (xxxi) the amount to be distributed to the Transferor pursuant to
     Section 5.01(a)(xxv);

          (xxxii) the amount to be paid to the Master Servicer pursuant to
     Section 5.01(a)(xi);

          (xxxiii) the Maximum Rate for the related Collection Period and the Weighted Average Net Loan Rate, each for the Mortgage Loans in the related Loan Group;

          (xxxiv) the expected amount of any optional advances pursuant to
     Section 4.05 hereof by the Master Servicer included in the distribution on such Distribution Date and the aggregate expected amount of optional advances pursuant to Section 4.05 hereof by the Master Servicer outstanding as of the close of business on such Distribution Date;

          (xxxv) the related Available Subordinated Transferor Amount after giving effect to the distribution to be made on such Distribution Date;

          (xxxvi) the number and principal balances of any Mortgage Loans in the related Loan Group transferred to the Transferor pursuant to Section 2.06;

          (xxxvii) the aggregate of all Liquidation Loss Amounts on the Mortgage Loans in the related Loan Group since the Cut-off Date and whether a Cumulative Loss Test Violation has occurred since the prior Determination Date;

          (xxxviii) the Rolling Six Month Delinquency Rate for such Loan Group and Distribution Date;

          (xxxix) the amount on deposit in the Reserve Fund on the preceding Distribution Date after all distributions on that day, the amount to be transferred to the Reserve Fund pursuant to Section 5.01(e)(i) or transferred from the Reserve Fund pursuant to Section 5.01(e)(i)(a),
     Section 5.01(e)(i)(a)(b) or Section 5.01(e)(ii), and the amount on deposit in the Reserve Fund after all distributions on the current Distribution Date;

          (xl) in the Servicing Certificates for the first and second Distribution Dates, by Loan Group, the number and Cut-off- Date Asset Balance of Mortgage Loans for which the Mortgage Loan File was not delivered to the Trustee within 30 days of the Closing Date or Subsequent Closing Date, as applicable; and

          (xli) in the Servicing Certificate for the first Distribution Date, for each Loan Group the aggregate Cut-off Asset Balance of Additional Home Equity Loans acquired by the Trust.

     The Trustee shall conclusively rely upon the information contained in a Servicing Certificate for purposes of making distributions pursuant to Section 5.01, shall have no duty to inquire into such information and shall have no liability in so relying. The format and content of the Servicing Certificate may be modified by the mutual agreement of the Master Servicer, the Trustee and the Credit Enhancer (or if a Credit Enhancer Condition is then existing, of Fannie Mae in lieu of the Credit Enhancer). The Master Servicer shall give notice of any such change to the Rating Agencies.

     Section 4.02. Claims upon the Policy; Policy Payments Account.

     (a) If the Credit Enhancement Draw Amount for a Class and Distribution Date, determined as of the close of business on the third Business Day prior to such Distribution Date, is more than zero, then the Trustee shall give notice to the Credit Enhancer and, if the shortfall relates to the Class A-1 Investor Certificates, to Fannie Mae also by telephone or telecopy of the amount equal to the Credit Enhancement Draw Amount for such Class of Investor Certificates. Such notice of such sum shall be confirmed in writing in the form of Notice of Nonpayment and Demand for Payment of Insured Amounts set forth as Exhibit A to the Policy, to the Credit Enhancer (with a copy of it to be simultaneously delivered to Fannie Mae) at or before 10:00 A.M., New York City time, on the second Business Day prior to such Distribution Date. Following receipt by the Credit Enhancer of such notice in such form, the Credit Enhancer will pay any amount payable under the Policy with respect to such Class of Investor Certificates as set forth in such form on the later to occur of (i) 12:00 NOON, New York City time, on the second Business Day following such receipt and (ii) 12:00 NOON, New York City time, on the Distribution Date to which such deficiency relates. If the Credit Enhancer fails to pay the amount payable under the Policy with respect to any Class A-1 Investor Certificates when so due, then the Trustee shall immediately notify Fannie Mae (a "Deficiency Notice") by telephone and by telecopy (such notification in no event to occur later than 2:00 P.M. on that Distribution
Date) of the amount of the Credit Enhancement Draw Amount relating to the Class A-1 Investor Certificates that has not been received from the Credit Enhancer.

     (b) The Trustee shall establish a separate special purpose trust account, which account shall be an Eligible Account, for the benefit of Holders of the Investor Certificates, the Credit Enhancer and Fannie Mae referred to herein as the "Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Policy or, after a Credit Enhancer Default has occurred, the Fannie Mae Guaranty in the Policy Payments Account and distribute such amount only for purposes of payment to Holders of the Investor Certificates of the Guaranteed Distribution with respect to the related Class of Investor Certificates for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust. If the Trustee has received a payment on the Fannie Mae Guaranty and no Credit Enhancer Default occurs with respect to the Distribution Date to which the Fannie Mae Guaranty payment relates, then the Trustee shall return that payment to Fannie Mae. Amounts paid under the Policy or the Fannie Mae Guaranty shall be transferred to the Collection Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of the related Class of Investor Certificates in accordance with Section 5.01. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution to such Class with other funds available to make such payment. However, the amount of any payment of principal of or interest on the related Class of Investor Certificates to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Certificate Register and in the statement to be furnished to Holders of the Investor Certificates pursuant to Section 5.03. Funds held in the Policy Payments Account shall not be invested.

     On any Distribution Date (or the day on which a payment on the Policy or the Fannie Mae Guaranty is received, if later) with respect to which a claim has been made under the Policy or the Fannie Mae Guaranty, the amount of any funds received by the Trustee as a result of any claim under the Policy or the Fannie Mae Guaranty, to the extent required to make the Guaranteed Distribution on the related Class of Investor Certificates on such Distribution Date, shall be withdrawn from the Policy Payments Account and deposited in the Collection Account and applied by the Trustee, together with the other funds to be withdrawn from the Collection Account or the Reserve Fund pursuant to Section 5.01 directly to the payment in full of the Guaranteed Distribution due on such Class of Investor Certificates. Any funds received by the Trustee shall be used solely for payment to the Holders of Investor Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust. Unless a Credit Enhancer Default has occurred, any funds remaining in the Policy Payments Account on the first Business Day following the later of the Distribution Date and the Business Day after the day on which a payment on the Policy has been paid to the Holders of Class A-1 or Class A-2 Certificates shall be remitted to the Credit Enhancer, pursuant to the instructions of the Credit Enhancer, by the end of such Business Day. If a Credit Enhancer Default has occurred, then any funds remaining in the Policy Payments Account on the first Business Day following the later of the Distribution Date and the Business Day after the day on which a payment on the Fannie Mae Guaranty has been paid to Holders of Class A-1 Certificates shall be remitted to Fannie Mae by the end of that day but only up to any amount paid by Fannie Mae under the Fannie Mae Guaranty.

     (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Investor Certificate from moneys received under the Policy or the Fannie Mae Guaranty. The Credit Enhancer and Fannie Mae shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

     (d) The Trustee shall promptly notify the Credit Enhancer and Fannie Mae of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Investor Certificates (other than Basis Risk Carryforward). Each Investor Certificateholder by its purchase of Investor Certificates, the Master Servicer and the Trustee hereby agree that the Credit Enhancer (or if a Credit Enhancer Condition is then existing, that Fannie Mae in lieu of the Credit Enhancer as to the Class A-1 Investor Certificates) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and
(ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Credit Enhancer or Fannie Mae, as applicable, shall be subrogated to the rights of the Master Servicer, the Trustee and each Investor Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     Section 4.03. Replacement Policy. If a Credit Enhancer Default occurs or if the claims-paying ability rating of the Credit Enhancer is downgraded, the Depositor may, in accordance with and upon satisfaction of the conditions set forth in the Policy, including, without limitation, payment in full of all amounts owed to the Credit Enhancer, but shall not be required to, substitute a new surety bond or surety bonds for the existing Policy, provided, however, that in each case the Investor Certificates shall be rated no lower than the rating assigned by each Rating Agency to the Investor Certificates immediately prior to such Credit Enhancer Default or downgrade (without regard to the Fannie Mae Guaranty, in the case of the Class A-1 Investor Certificates) and that such new surety bond will qualify as a "similar commercially available credit enhancement contract" within the meaning of Treas. Reg. Section 1.1001-3(e)(4)(iv)(B). It shall be a condition to substitution of any new credit enhancement that there be delivered to the Trustee a legal opinion, acceptable in form and substance to the Trustee, from counsel to the provider of such new credit enhancement with respect to the enforceability thereof and such other matters as the Trustee may require. Upon receipt of the items referred to above and the taking of physical possession of the new credit enhancement, the Trustee shall, within five Business Days following receipt of such items and such taking of physical possession, deliver the replaced Policy to the Credit Enhancer. Any other form of credit enhancement may also be substituted for the Policy upon the occurrence of a Credit Enhancer Default or downgrade, provided, however, that the Trustee receives an Opinion of Counsel to the effect that such substitution will not be treated as a significant modification within the meaning of Treas. Reg. Section 1.1001-3.

     Section 4.04. Effect of Payments by the Credit Enhancer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on a Class of Investor Certificates which is made with moneys received pursuant to the terms of the Policy or the Fannie Mae Guaranty shall not be considered payment of such Class of Investor Certificates from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Class of Investor Certificates within the meaning of Section 5.01. The Depositor, the Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Investor Certificate agrees, that without the need for any further action on the part of the Credit Enhancer, Fannie Mae, the Depositor, the Master Servicer, the Trustee or the Certificate Registrar (a) to the extent the Credit Enhancer or Fannie Mae, as applicable, makes payments, directly or indirectly, on account of principal of or interest on any Investor Certificates to the Holders of such Investor Certificates, the Credit Enhancer or Fannie Mae, as applicable, will be fully subrogated to the rights of such Holders to receive such principal and interest from the Trust and (b) the Credit Enhancer or Fannie Mae, as applicable, shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

     The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Credit Enhancer or Fannie Mae for action to preserve or enforce the Credit Enhancer's or Fannie Mae's, as applicable, rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

     Section 4.05. Optional Advances of the Master Servicer. The Master Servicer, in its sole discretion, may advance the interest component of any delinquent Minimum Monthly Payment (or any portion thereof) by depositing such amount into the Collection Account on or prior to the related Determination Date.

                                   ARTICLE V

                          PAYMENTS AND STATEMENTS TO
               CERTIFICATEHOLDERS; RIGHTS OF CERTIFICATEHOLDERS

     Section 5.01. Distributions.

     (a) Distributions of Investor Interest Collections and Investment Proceeds. On each Distribution Date, the Trustee or the Paying Agent, as the case may be, shall distribute out of the Collection Account to the extent of Investor Interest Collections collected during the related Collection Period and the deposit in lieu of capitalized interest by the Master Servicer pursuant to Section 3.02(b)(ii)(A), the following amounts and in the following order of priority to the following Persons (based on the information set forth in the Servicing Certificate), with respect to each Loan Group:

          (i) the related Trustee Fee for such Distribution Date to the Trustee;

          (ii) (x) the related Premium pursuant to the Insurance Agreement to the Credit Enhancer and (y) from Investor Interest Collections relating to the Class A-1 Investor Certificates, the Fannie Mae Guaranty Fee to Fannie Mae;

          (iii) the Investor Certificate Interest for the related Class of Investor Certificates for such Distribution Date to the related Investor Certificateholders and the related Unpaid Investor Certificate Interest Shortfall (other than any related Basis Risk Carryforward), if any, for such Distribution Date to the related Investor Certificateholders plus, to the extent legally permissible, interest thereon at the related Investor Certificate Rate;

          (iv) the Investor Loss Amount for such Class of Investor Certificates for such Distribution Date to the related Investor Certificateholders as principal in reduction of the related Investor Certificate Principal Balance;

          (v) to the related Class of Investor Certificateholders as principal in reduction of the related Investor Certificate Principal Balance the aggregate amount of the related Investor Loss Reduction Amounts, if any, for previous Distribution Dates that have not been previously reimbursed to the related Investor Certificateholders pursuant to this clause (v);

          (vi) to reimburse (x) the Credit Enhancer for previously unreimbursed Credit Enhancement Draw Amounts together with interest thereon at the applicable rate set forth in the Insurance Agreement and
     (y) for Loan Group 1 only, Fannie Mae for previously unreimbursed Fannie Mae Guaranty Payment Amounts together with interest thereon at the applicable rate set forth in the Side Letter Agreement;

          (vii) the related Accelerated Principal Distribution Amount, if any, to the related Class of Investor Certificateholders;

          (viii) to (x) the Credit Enhancer for any amounts owed to the Credit Enhancer pursuant to the Insurance Agreement and (y) for Loan Group 1 only, Fannie Mae for any amounts owed to Fannie Mae pursuant to the Side Letter Agreement;

          (ix) to fund any amounts required to be distributed to the other Class on such Distribution Date, pursuant to clauses (iii)-(v) and (vii) and remaining unpaid after distributions of the Investor Interest Collections for the Loan Group related to such other Class.

          (x) to the Reserve Fund, the Reserve Fund Deposit, if any, for such Distribution Date;

          (xi) any amounts required to be paid to the Master Servicer with respect to such Class of Investor Certificates pursuant to Sections 3.08 and 7.03 which have not been previously paid to the Master Servicer;

          (xii) any amounts required to be paid to the Master Servicer with respect to the other Class pursuant to Sections 3.08 and 7.03 which have not previously been paid to the Master Servicer and which remain unpaid after distributions of the Investor Interest Collections for the Loan Group related to such other Class;

          (xiii) to the related Class of Investor Certificates any Basis Risk Carryforward;

          (xiv) to the other Class, any Basis Risk Carryforward remaining unpaid after distributions of the Investor Interest Collections for the Loan Group related to such other Class; and

          (xv) any remaining amount to the Transferor.

     (b) Distribution of Principal Collections. Except on the Distribution Date in August 2026, on each Distribution Date, the Trustee shall distribute out of the Collection Account to each Class of Investor Certificates the Principal Collections from the related Loan Group up to the related Scheduled Principal Collections Distribution Amount but not in excess of the related Investor Certificate Principal Balance. On the Distribution Date in August 2026, the Trustee shall distribute to each Class of Investor Certificates the Principal Collections from the related Loan Group up to the related Investor Certificate Principal Balance.

     (c) Application of Subordinated Transferor Collections. If, after applying Investor Interest Collections as provided in Section 5.01(a) above, any Required Amount remains unpaid with respect to a Class, the Trustee shall, based on information set forth in the Servicing Certificate for such Distribution Date, apply the following amounts, in the priority indicated, to make such payments:

          (i) Subordinated Transferor Collections for the related Loan Group;

          (ii) Subordinated Transferor Collections, if any, remaining for the other Loan Group after payments to the Class related to such other Loan Group pursuant to clause (i) above; and

          (iii) amounts on deposit in the Reserve Fund as provided in Section 5.02(e) below.

If, after making such payments the Required Amount for a Class remains unpaid, then the remaining Investor Loss Amount for such Class shall be allocated as follows:

          (a) to the extent of the related Available Transferor Subordinated Amount, to the related Transferor Principal Balance and not to such Class, and

          (b) to the extent of the Available Transferor Subordinated Amount for the other Loan Group remaining after allocations pursuant to clause
     (a) with respect to the other Class, to the Transferor Principal Balance for such other Loan Group and not to the Class referred to in clause (a);

provided, however, that no such allocation of Investor Loss Amounts with respect to either Class of Investor Certificates shall reduce either Transferor Principal Balance below zero.

     (d) Distribution of the Credit Enhancement Draw Amount and Release of Overcollateralization Step-Down Amounts. With respect to any Distribution Date, the Trustee will make payments to the related Class of Certificateholders from the Credit Enhancement Draw Amount (but not including any portion thereof consisting of a Preference Claim) drawn under the Policy for such Distribution Date and Class pursuant to Section 4.02 as follows:

          (i) first, as an addition to the amount distributed pursuant to
     Section 5.01(a)(iii); and

          (ii) second, the portion, if any, of the Credit Enhancement Draw Amount remaining after the application of the amounts referred to in first above, as an addition to the amounts distributed pursuant to
     Section 5.01(b).

     The aggregate amount of principal distributed to the Holders of either Class of Investor Certificates under this Agreement shall not exceed the Original Investor Certificate Principal Balance.

     The dollar amount of any Overcollateralization Step-Down Amount will first be released from the Reserve Fund to the extent of funds on deposit therein at the direction of the Transferor. If the amount on deposit in the Reserve Fund with respect to a Class is not sufficient to fund the full amount of such Overcollateralization Step-Down Amount with respect to a Class, then an amount equal to the remaining portion of such Overcollateralization Step-Down Amount will be deducted from the related Scheduled Principal Collections Distribution Amount and paid to the Transferor.

     (e) Reserve Fund.

          (i) On each Distribution Date the Trustee shall deposit to the Reserve Fund the amounts, if any, described in Section 5.01(a)(x) hereof.

               (A) If, on any Distribution Date, and after taking into account the application of the Investor Interest Collections with respect to Loan Group 1 plus any Crossover Amount payable from Loan Group 2 (but not the proceeds of any Credit Enhancement Draw Amount, whether paid by the Credit Enhancer or Fannie Mae) to the items listed in clauses (i) through (vii) of Section 5.01(a) hereof with respect to Loan Group 1 on such Distribution Date, the full amount of the Investor Certificate Interest with respect to the Class A-1 Investor Certificates has not been paid, and/or a Required Amount for the Class A-1 Investor Certificates would result (such deficiency the "Loan Group 1 Deficiency Amount"), the Trustee shall withdraw from the Reserve Fund and deposit in the Collection Account an amount with respect to the Class A-1 Investor Certificates equal to the lesser of (x) the product of (a) the amount then on deposit in the Reserve Fund and (b) a fraction, the numerator of which is the Loan Group 1 Deficiency Amount and the denominator of which is the sum of
          (i) the Loan Group 1 Deficiency Amount plus (ii) the Loan Group 2 Deficiency Amount and (y) the Loan Group 1 Deficiency Amount.

               (B) If, on any Distribution Date, and after taking into account the application of the Investor Interest Collections with respect to Loan Group 2 plus any Crossover Amount payable from Loan Group 1 (but not the proceeds of any Credit Enhancement Draw Amount paid by the Credit Enhancer) to the items listed in clauses (i) through
          (vii) of Section 5.01(a) hereof with respect to Loan Group 2 on such Distribution Date, the full amount of the Investor Certificate Interest with respect to the Class A-2 Investor Certificates has not been paid, and/or a Required Amount for the Class A-2 Investor Certificates would result (such deficiency the "Loan Group 2 Deficiency Amount"), the Trustee shall withdraw from the Reserve Fund and deposit in the Collection Account an amount with respect to the Class A-2 Investor Certificates equal to the lesser of (x) the product of (a) the amount then on deposit in the Reserve Fund and
          (b) a fraction, the numerator of which is the Loan Group 2 Deficiency Amount and the denominator of which is the sum of (i) the Loan Group 2 Deficiency Amount plus (ii) the Loan Group 1 Deficiency Amount and (y) the Loan Group 2 Deficiency Amount.

               (ii) If, on any Distribution Date, the amount on deposit in the Reserve Fund exceeds the Specified Reserve Fund Requirement, after giving effect to distributions on such Distribution Date, such excess shall be released from the Reserve Fund and distributed to the Transferor.

     (f) Method of Distribution. The Trustee shall make distributions in respect of a Class of Investor Certificates and a Distribution Date to each related Investor Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by check or money order mailed to such Investor Certificateholder at the address appearing in the Certificate Register, or upon written request by an Investor Certificateholder delivered to the Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Certificateholder is the Depository or such Certificateholder owns of record one or more Investor Certificates having principal denominations aggregating at least $1,000,000), or by such other means of payment as such Investor Certificateholder and the Trustee shall agree. Distributions among Holders of Investor Certificates shall be made in proportion to the related Percentage Interests evidenced by the Investor Certificates in the related Class of Investor Certificates held by such Investor Certificateholders.

     (g) Distributions on Book-Entry Certificates. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Investor Certificates. None of the Trustee, the Paying Agent, the Certificate Registrar, the Depositor, the Credit Enhancer, Fannie Mae or the Master Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

     (h) Distributions to Holders of Transferor Certificates. On each Distribution Date, the Trustee shall, based upon the information set forth in the Servicing Certificate for such Distribution Date and subject to Section 5.01(c), distribute to the Transferor, with respect to each Loan Group (i) the related Transferor Interest Collections for the related Collection Period and
(ii) the portion, if any, of Transferor Principal Collections for the related Collection Period and Loan Group in excess of Additional Balances created on the Mortgage Loans in such Loan Group during such Collection Period; provided that collections allocable to the Transferor Certificates will be distributed to the Transferor only to the extent that such distribution will not reduce the amount of the Transferor Principal Balance related to such Loan Group as of the related Distribution Date below the related Minimum Transferor Interest. Amounts not distributed to the Transferor because of such limitations will be retained in the Collection Account until the Transferor Principal Balance exceeds the Minimum Transferor Interest for each Loan Group, at which time such excess shall be released to the Transferor. If any such amounts are still retained in the Collection Account upon the commencement of the Rapid Amortization Period, such amounts will be paid to the Holders of the related Class of Investor Certificates as a reduction of the related Investor Certificate Principal Balance.

     Section 5.02. Calculation of the Investor Certificate Rate. On the second LIBOR Business Day immediately preceding each Distribution Date, the Trustee shall determine LIBOR for the Interest Period commencing on such Distribution Date and inform the Master Servicer (at the facsimile number given to the Trustee in writing) of such rates. On each Determination Date, the Trustee shall determine the applicable Investor Certificate Rate for each Class of Investor Certificates on the related Distribution Date.

     Section 5.03. Statements to Certificateholders. Concurrently with each distribution to Investor Certificateholders, the Trustee shall make available to each Investor Certificateholder, the Master Servicer, the Credit Enhancer, Fannie Mae and each Rating Agency on its Internet website a statement (the "Monthly Statement") prepared by the Master Servicer pursuant to Section 4.01 with respect to such distribution setting forth, by Loan Group:

          (i) the related Investor Floating Allocation Percentage for the preceding Collection Period;

          (ii) the related Investor Certificate Distribution Amount;

          (iii) the amount of Investor Certificate Interest for the related Class of Investor Certificates in such distribution and the related Investor Certificate Rate;

          (iv) the amount, if any, of any Unpaid Investor Certificate Interest Shortfall for the related Class of Investor Certificates in such distribution;

          (v) the amount, if any, of the remaining Unpaid Investor Certificate Interest Shortfall for the related Class of Investor Certificates after giving effect to such distribution;

          (vi) the amount, if any, of principal in such distribution for the related Class of Investor Certificates, separately stating the components thereof;

          (vii) the amount, if any, of the reimbursement of previous Investor Loss Amounts for the related Class of Investor Certificates in such distribution;

          (viii) the amount, if any, of the aggregate of unreimbursed Investor Loss Reduction Amounts for the related Class of Investor Certificates after giving effect to such distribution;

          (ix) the amount, if any, of any Basis Risk Carryforward for the related Class of Investor Certificates in such distribution;

          (x) the amount, if any, of the remaining Basis Risk Carryforward for the related Class of Investor Certificates after giving effect to such distribution;

          (xi) the Servicing Fee for the Mortgage Loans in the related Loan Group for such Distribution Date;

          (xii) the Invested Amount, the Investor Certificate Principal Balance and the Loan Group Factor, each for the related Class of Investor Certificates after giving effect to such distribution;

          (xiii) the Loan Group Balance as of the end of the preceding Collection Period and the aggregate of the Asset Balances of the Mortgage Loans in such Loan Group at the close of business on the last day of the related Collection Period;

          (xiv) the Credit Enhancement Draw Amount for the related Class of Investor Certificates, if any;

          (xv) the number and aggregate Asset Balances of Mortgage Loans in such Loan Group as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Collection Period;

          (xvi) the book value (within the meaning of 12 C.F.R. Section 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure with respect to such Loan Group;

          (xvii) the amount of any optional advances pursuant to Section 4.05 hereof by the Master Servicer with respect to such Loan Group included in the distribution on such Distribution Date and the aggregate amount of optional advances pursuant to Section 4.05 hereof by the Master Servicer outstanding as of the close of business on such Distribution Date;

          (xviii) the Investor Certificate Rate applicable to the related Class of Investor Certificates and such distribution;

          (xix) the number and principal balances of any Mortgage Loans in the related Loan Group retransferred to the Transferor pursuant to (a)
     Section 2.04 and (b) Section 2.06;

          (xx) the amount of Subordinated Transferor Collections with respect to the related Loan Group, if any, included in such distribution;

          (xxi) the amount of Overcollateralization Step-Down Amount for the related Class of Investor Certificates, if any, included in such distribution;

          (xxii) the Available Transferor Subordinated Amount with respect to the related Loan Group for such Distribution Date;

          (xxiii) for the first and second Distribution Dates, by Loan Group, the number and Cut-off- Date Asset Balance of Mortgage Loans for which the Mortgage Loan File was not delivered to the Trustee within 30 days of the Closing Date or Subsequent Closing Date, as applicable;

          (xxiv) the total amount of funds on deposit in the Reserve Fund, the amount to be transferred from the Reserve Fund to the Collection Account; and

          (xxv) the Crossover Amount with respect to each Loan Group.

     In the case of information furnished pursuant to clauses (ii), (iii) in respect of Investor Certificate Interest, (iv), (v), (vi), (vii) and (viii) above, the amounts shall be expressed as a dollar amount per $1,000 increment of Certificates.

     If the Monthly Statement is not accessible to any of the Investor Certificateholders, the Master Servicer, the Credit Enhancer, Fannie Mae, or either Rating Agency on the Trustee's internet website, the Trustee shall forward a hard copy of it to each Investor Certificateholder, the Master Servicer, the Credit Enhancer, Fannie Mae, and each Rating Agency immediately after the Trustee becomes aware that the Monthly Statement is not accessible to any of them via the Trustee's internet website. The address of the Trustee's internet website where the Monthly Statement will be accessible is https://www.abs.bankone.com. Assistance in using the Trustee's internet website may be obtained by calling the Trustee's customer service desk at
(800) 524-9472. The Trustee shall notify each Investor Certificateholder, the Master Servicer, the Credit Enhancer, Fannie Mae, and each Rating Agency in writing of any change in the address or means of access to the internet website where the Monthly Statement is accessible.

     Within 60 days after the end of each calendar year, the Master Servicer shall prepare or cause to be prepared and shall forward to the Trustee the information set forth in clauses (iii) and (vi) above aggregated for such calendar year. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or a Paying Agent pursuant to any requirements of the Code.

     The Trustee shall prepare or cause to be prepared (in a manner consistent with the treatment of the Investor Certificates as indebtedness of the Transferor, or as may be otherwise required by Section 3.14) Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Certificateholders in respect of distributions by the Trustee (or the Paying Agent) on the Investor Certificates and shall file and distribute such forms as required by law.

     Section 5.04. Rights of Certificateholders. The Investor Certificates shall represent fractional undivided interests in the related Loan Group, including the benefits of the Collection Account and the Reserve Fund and the right to receive the related Investor Interest Collections, the related Principal Collections and other amounts at the times and in the amounts specified in this Agreement; the Transferor Certificates shall represent the remaining interest in the Trust.

     Section 5.05. Fannie Mae Guaranty. On each Distribution Date following receipt of a Deficiency Notice from the Trustee pursuant to Section 4.02(a), Fannie Mae shall as promptly as practicable remit to the Trustee for deposit into the Policy Payments Account by wire transfer of immediately available funds an amount equal to the related Fannie Mae Guaranty Payment Amount for distribution to Holders of the Class A-1 Investor Certificates.

                                  ARTICLE VI

                               THE CERTIFICATES

     Section 6.01. The Certificates. The Investor Certificates and Transferor Certificates shall be substantially in the forms set forth in Exhibits A and B, respectively, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust. With respect to each Class of Investor Certificates, the related Investor Certificates shall be initially evidenced by one or more certificates representing the entire related Original Investor Certificate Principal Balance and shall be held in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof, except that one Investor Certificate in each Class may be in a different denomination of less than $1,000 so that the sum of the denominations of all outstanding Investor Certificates in such Class shall equal the Original Investor Certificate Principal Balance of such Class. The sum of the denominations of all outstanding Investor Certificates in a Class shall equal the Original Investor Certificate Principal Balance of such Class. The Transferor Certificates shall be issuable as one or more certificates representing the entire interest in the assets of the Trust other than that represented by the Investor Certificates and shall initially be issued to the Sponsor.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Transferor Certificates or did not hold such offices at the date of such Transferor Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02(c), the Investor Certificates shall be Book-Entry Certificates. The Transferor Certificates shall not be Book-Entry Certificates.

     Section 6.02. Registration of Transfer and Exchange of Investor Certificates; Appointment of Registrar. (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Investor Certificates and of transfers and exchanges of Investor Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Investor Certificates and transfers and exchanges of Investor Certificates as herein provided.

     Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates of the same Class of the same aggregate Percentage Interest of such Class.

     At the option of the Investor Certificateholders, Investor Certificates in a Class may be exchanged for other Investor Certificates in such Class in authorized denominations and the same aggregate Percentage Interests of such Class, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Investor Certificates are so surrendered for exchange, the Trustee shall execute and authenticate and deliver the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Investor Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Investor Certificates; (iii) ownership and transfers of registration of the Investor Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Investor Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement the terms of this Agreement shall control.

     (c) If (i) (x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository, and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Servicing Termination, the Depository, at the direction of Certificate Owners representing Percentage Interests aggregating not less than 51% of all Investor Certificates advises the Trustee in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered Investor Certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners, then upon surrender to the Certificate Registrar of the Investor Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall execute and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee, the Certificate Registrar, the Master Servicer and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Investor Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

     Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and the Trustee, the Depositor and the Certificate Registrar receive such security or indemnity as may be required by them to save each of them harmless or (ii) any mutilated Certificate is surrendered to the Certificate Registrar, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a protected purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 6.03, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.03, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Master Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Master Servicer, the Depositor, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Master Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

     Section 6.05. Restrictions on Transfer of Transferor Certificates. (a) The Transferor Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated or otherwise conveyed (collectively, for purposes of this Section 6.05 and any other Section referring to the Transferor Certificates, "transferred" or a "transfer") only in accordance with this Section 6.05.

     (b) No transfer of a Transferor Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except for the initial issuance of the Transferor Certificate to the Transferor (and any subsequent transfer by such Transferor to one of its Affiliates), the Trustee shall require (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee certifying to the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or (ii) if the investment letter is not delivered, a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act or is being made pursuant to said Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor. The Holder of a Transferor Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Transferor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (c) The Transferor Certificates and any interest therein shall not be transferred except upon satisfaction of the following conditions precedent:
(i) the Person that acquires a Transferor Certificate shall (A) be organized and existing under the laws of the United States of America or any state or the District of Columbia thereof, (B) expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, the performance of every covenant and obligation of the Transferor hereunder and (C) as part of its acquisition of a Transferor Certificate, acquire all rights of the Transferor or any transferee under this Section 6.05(c) to amounts payable to such Transferor or such transferee under Sections 5.01(a)(xv) and 5.01(h);
(ii) the Holder of the Transferor Certificates shall deliver to the Trustee an Officer's Certificate stating that such transfer and such supplemental agreement comply with this Section 6.05(c) and that all conditions precedent provided by this Section 6.05(c) have been complied with and an Opinion of Counsel stating that all conditions precedent provided by this Section 6.05(c) have been complied with, and the Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; (iii) the Holder of the Transferor Certificates shall deliver to the Trustee a letter from each Rating Agency confirming that its rating of the Investor Certificates, after giving effect to such transfer, will not be reduced or withdrawn without regard to the Policy or the Fannie Mae Guaranty; (iv) the transferee of the Transferor Certificates shall deliver to the Trustee an Opinion of Counsel to the effect that (a) such transfer will not adversely affect the treatment of the Investor Certificates after such transfer as debt for federal and applicable state income tax purposes, (b) such transfer will not result in the Trust being subject to tax at the entity level for federal or applicable state tax purposes, (c) such transfer will not have any material adverse impact on the federal or applicable state income taxation of an Investor Certificateholder or any Certificate Owner and (d) such transfer will not result in the arrangement created by this Agreement or any "portion" of the Trust, being treated as a taxable mortgage pool as defined in Section 7701(i) of the Code; (v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the Mortgage Loans and the other property conveyed hereunder shall have been taken or made and (vi) the transferee shall have assumed the obligations of the Transferor pursuant to
Section 7.07 hereof. Notwithstanding the foregoing, the requirement set forth in subclause (i) (A) of this Section 6.05(c) shall not apply in the event the Trustee shall have received a letter from each Rating Agency confirming that its rating of the Investor Certificates, after giving effect to a proposed transfer to a Person that does not meet the requirement set forth in subclause
(i) (A), shall not be reduced or withdrawn. Notwithstanding the foregoing, the requirements set forth in this paragraph (c) shall not apply to the initial issuance of the Transferor Certificates to the Transferor.

     (d) Except for the initial issuance of the Transferor Certificate to the Transferor, no transfer of a Transferor Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a Person acting on behalf of, or investing plan assets of, any such plan, which representation letter shall not be an expense of the Trustee, or (ii) in the case of any Transferor Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under ERISA or Section 4975 of the Code, will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor.

     Section 6.06. Appointment of Paying Agent. (a) The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account pursuant to Section 5.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Account pursuant to Section 3.03 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.

     (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

     Section 6.07. Acceptance of Obligations. The Transferor, by its acceptance of the Transferor Certificates, agrees to be bound by and to perform all the duties of the Transferor set forth in this Agreement.

                                  ARTICLE VII

              THE MASTER SERVICER, THE SPONSOR AND THE DEPOSITOR

     Section 7.01. Liability of the Sponsor, the Master Servicer and the Depositor. The Sponsor and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Sponsor or Master Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     Section 7.02. Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer or the Depositor. Any corporation into which the Master Servicer or the Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Master Servicer or the Depositor, shall be the successor of the Master Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 7.03. Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Master Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Master Servicer or by reason of reckless disregard of obligations and duties of the Master Servicer hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to duties to service the Mortgage Loans in accordance with this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Master Servicer shall only be entitled to be reimbursed therefor pursuant to Section 5.01(a)(xi) or (xii). The Master Servicer's right to indemnity or reimbursement pursuant to this Section 7.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 7.04 or 8.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

     Section 7.04. Master Servicer Not to Resign. Subject to the provisions of
Section 7.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor Master Servicer to the Trustee in writing and such proposed successor Master Servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor Master Servicer stating that the proposed appointment of such successor Master Servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Investor Certificates without regard to the Policy or the Fannie Mae Guaranty; and (c) such proposed successor Master Servicer is reasonably acceptable to the Credit Enhancer in its sole discretion, following consultation with Fannie Mae (or if a Credit Enhancer Condition is then existing, to Fannie Mae in lieu of the Credit Enhancer), as evidenced by a letter to the Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until the Trustee or successor Master Servicer designated by the Master Servicer as provided above shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor Master Servicer in accordance with Section 8.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, the Credit Enhancer and Fannie Mae. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Certificateholder, the Credit Enhancer or Fannie Mae for any amounts paid by the Master Servicer pursuant to any provision of this Agreement.

     Section 7.05. Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, or any subservicer referred to in
Section 3.01, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to
Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04.

     Section 7.06. Indemnification of the Trust by the Master Servicer. The Master Servicer shall indemnify and hold harmless the Trust and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer's actions or omissions in servicing or administering the Mortgage Loans that are not in accordance with this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this
Section 7.06 shall survive termination of this Agreement.

     Section 7.07. Indemnification of the Trust by the Transferor. Notwithstanding anything to the contrary contained herein, the Transferor (i) agrees to be liable directly to the injured party for the entire amount of any losses, claims, damages, liabilities and expenses of the Trust (other than those attributable to an Investor Certificateholder in the capacity as an investor in the Investor Certificates as a result of defaults on the Mortgage Loans) to the extent that the Transferor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Transferor was a general partner and (ii) shall indemnify and hold harmless the Trust and the Trustee from and against any loss, liability, expense, damage, claim or injury (other than those attributable to an Investor Certificateholder in the capacity as an investor in the Investor Certificates as a result of defaults on the Mortgage Loans) arising out of or based on this Agreement by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Trust or the Trustee, or the actions of the Master Servicer including, but not limited to, amounts payable to the Master Servicer pursuant to Section 7.03, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Transferor shall not indemnify the Trustee (but shall indemnify any other injured party) if such loss, liability, expense, damage or injury is due to the Trustee's willful malfeasance, bad faith or gross negligence or by reason of the Trustee's reckless disregard of its obligations hereunder. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

     Section 7.08. Limitation on Liability of the Transferor. None of the directors or officers or employees or agents of the Transferor shall be under any liability to the Trust, the Trustee or the Certificateholders, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Certificates; provided, however, that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties hereunder. Except as provided in Section 7.07, the Transferor shall not be under any liability to the Trust, the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in its capacity as Transferor pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Transferor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                 ARTICLE VIII

                             SERVICING TERMINATION

     Section 8.01. Events of Servicing Termination. If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

          (i) Any failure by the Master Servicer to deposit in the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied either beyond the relevant Distribution Date or for a period of five Business Days (or, if the Master Servicer is permitted to remit collections on a monthly basis pursuant to Section 3.02(b), three Business Days) after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Credit Enhancer, Fannie Mae or Holders of Investor Certificates of either Class evidencing Percentage Interests aggregating not less than 25% of such Class; or

          (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which failure materially and adversely affects the interests of the Certificateholders, the Credit Enhancer or Fannie Mae and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Credit Enhancer, Fannie Mae or the Holders of Investor Certificates of either Class evidencing Percentage Interests aggregating not less than 25% of such Class; or

          (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (iv) The consent by the Master Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Servicing Termination shall not have been remedied by the Master Servicer, with respect to an Event of Servicing Termination specified in (i) through (iv), above, either the Trustee, the Credit Enhancer, following consultation with Fannie Mae (or if a Credit Enhancer Condition is then existing, Fannie Mae in lieu of the Credit Enhancer) or the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51% of all Classes of Investor Certificates with the consent of the Credit Enhancer or Fannie Mae, as applicable, by notice then given in writing to the Master Servicer (and to the Trustee if given by the Credit Enhancer, Fannie Mae or the Holders of Investor Certificates) may terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Credit Enhancer and Fannie Mae. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Master Servicer in the Collection Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

     Notwithstanding the foregoing, a delay in or failure of performance under
Section 8.01(i) for a period of five or more Business Days or under Section 8.01(ii) for a period of 60 or more days, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Master Servicer shall provide the Trustee, the Transferor, the Credit Enhancer, Fannie Mae and the Investor Certificateholders with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Trustee in writing of any Events of Servicing Termination.

     In connection with the termination of the Master Servicer if any Mortgage is registered on the MERS(R) System, then, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer all the Mortgages registered on the MERS(R) System from MERS to the Trustee and to execute and deliver any other notices and documents appropriate to effect a transfer of those Mortgages or the servicing of the Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file any such assignment in the appropriate recording office. The successor Master Servicer shall deliver the assignment to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which the assignment was recorded.

     Section 8.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Master Servicer receives a notice of termination pursuant to
Section 8.01 or resigns pursuant to Section 7.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof. Notwithstanding the above, if the Trustee becomes the Master Servicer hereunder, it shall have no responsibility or obligation (i) of repurchase or substitution with respect to any Mortgage Loan, (ii) with respect to any representation or warranty of the Master Servicer, and (iii) for any act or omission of either a predecessor or successor Master Servicer other than the Trustee. As compensation therefor, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. In addition, the Trustee will be entitled to compensation with respect to its expenses in connection with conversion of certain information, documents and record keeping, as provided in Section 7.04(b). Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Master Servicer, or (ii) if the Trustee is legally unable so to act, the Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $15,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that any such successor Master Servicer shall be acceptable to the Credit Enhancer in its sole discretion, following consultation with Fannie Mae (or if a Credit Enhancer Condition is then existing, to Fannie Mae in lieu of the Credit Enhancer), as evidenced by the Credit Enhancer's or Fannie Mae's prior written consent, as applicable, which consent shall not be unreasonably withheld; and provided further that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies without regard to the Policy or the Fannie Mae Guaranty. Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.08 (or such lesser compensation as the Trustee and such successor shall agree). The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Trustee, to the Master Servicer as Master Servicer shall during the term of its service as Master Servicer (i) continue to service and administer the Mortgage Loans for the benefit of Certificateholders, the Credit Enhancer and Fannie Mae and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.12. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer (including, without limitation, any deductible under an insurance policy pursuant to Section 3.04), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of their representations or warranties contained herein.

     Section 8.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII or Section 7.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the Credit Enhancer, Fannie Mae and each Rating Agency.

                                  ARTICLE IX

                                  THE TRUSTEE

     Section 9.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Servicing Termination and after the curing or waiver of all Events of Servicing Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Servicing Termination has occurred (which has not been cured or waived) of which a Responsible Officer has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that if the Trustee is acting as Master Servicer it shall use the same degree of care and skill as is required of the Master Servicer under this Agreement.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) prior to the occurrence of an Event of Servicing Termination of which a Responsible Officer of the Trustee has knowledge, and after the curing or waiver of all such Events of Servicing Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

          (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of the Credit Enhancer (or if a Credit Enhancer Condition is then existing, of Fannie Mae in lieu of the Credit Enhancer) or in accordance with the direction of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51% of both Classes of Investor Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) the Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clauses (i) and (ii) of Section 8.01 or of the occurrence of a Rapid Amortization Event unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, the Credit Enhancer (or if a Credit Enhancer Condition is then existing, from Fannie Mae in lieu of the Credit Enhancer) or the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51% of both Classes of Investor Certificates.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement and in no event shall it be required to perform or accept responsibility for the obligations of the Depositor, the Sponsor or the Transferor.

     Section 9.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

          (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, the Credit Enhancer or Fannie Mae, pursuant to the provisions of this Agreement, unless such Certificateholders, the Credit Enhancer or Fannie Mae shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Servicing Termination (which has not been cured or waived) of which a Responsible Officer has knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, unless it is acting as Master Servicer;

          (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) prior to the occurrence of an Event of Servicing Termination and after the curing or waiver of all Events of Servicing Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be reimbursed by the Master Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

          (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 8.02; and

          (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through an Affiliate, agents or attorneys or a custodian.

     Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, or the sufficiency or validity of MERS or the MERS(R) System, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); the compliance by the Depositor, the Sponsor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02), any subservicer or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02), or any subservicer taken in the name of the Trustee; the failure of the Master Servicer or any subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer) or, except as otherwise provided in Section 3.13, to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement.

     Section 9.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Sponsor, the Master Servicer, the Credit Enhancer, Fannie Mae or the Depositor.

     Section 9.05. Master Servicer to Pay Trustee's Fees and Expenses; Master Servicer to Indemnify. The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. The Master Servicer covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. This section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

     Section 9.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

     Section 9.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Transferor, the Depositor, the Master Servicer, the Credit Enhancer, Fannie Mae and each Rating Agency. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Trustee (approved in writing by the Credit Enhancer (or if a Credit Enhancer Condition is then existing, by Fannie Mae in lieu of the Credit Enhancer), so long as such approval is not unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee (who shall deliver a copy to the Master Servicer) and one copy to the successor Trustee; provided, however, that any such successor Trustee shall be subject to the prior written approval of the Transferor. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Transferor or the Credit Enhancer (or if a Credit Enhancer Condition is then existing, by Fannie Mae in lieu of the Credit Enhancer), or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a tax is imposed or threatened with respect to the Trust by any state in which the Trustee or the Trust is located (which tax cannot be vacated by the appointment of a co-Trustee or separate trustee pursuant to Section 9.10), then the Transferor or the Credit Enhancer (or if a Credit Enhancer Condition is then existing, Fannie Mae in lieu of the Credit Enhancer) may remove the Trustee. If the Transferor, the Credit Enhancer or Fannie Mae removes the Trustee under the authority of the immediately preceding sentence, the Transferor shall promptly appoint a successor Trustee (approved in writing by the Credit Enhancer or Fannie Mae, as applicable, which approval shall not be unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     The Holders of Investor Certificates evidencing Percentage Interests aggregating over 50% of all Investor Certificates in the aggregate, the Credit Enhancer (or if a Credit Enhancer Condition is then existing, Fannie Mae in lieu of the Credit Enhancer) may at any time remove the Trustee by written instrument or instruments delivered to the Master Servicer, the Transferor and the Trustee; the Transferor shall thereupon use its best efforts to appoint a successor trustee in accordance with this Section.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

     Section 9.08. Successor Trustee. Any successor Trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Transferor, the Depositor, the Master Servicer, the Credit Enhancer, Fannie Mae and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Transferor, the Depositor, the Master Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
9.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 9.08, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

     Section 9.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of
Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Transferor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments necessary to appoint one or more Persons approved by the Credit Enhancer (or if a Credit Enhancer Condition is then existing, by Fannie Mae in lieu of the Credit Enhancer) to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Transferor and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Master Servicer. If the Transferor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Servicing Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08. The Master Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Servicing Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Transferor and the Master Servicer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     Section 9.11. Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

     Section 9.12. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit or the Certificateholders in respect of which such judgment has been recovered.

     Section 9.13. Suits for Enforcement. In case an Event of Servicing Termination or other default by the Master Servicer, the Transferor, the Depositor or the Sponsor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Investor Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

                                   ARTICLE X

                                  TERMINATION

     Section 10.01. Termination. (a) The respective obligations and responsibilities of the Sponsor, the Master Servicer, the Depositor, the Transferor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article X following the later of (A) payment in full of all amounts owing to the Credit Enhancer and Fannie Mae and (B) the earliest of (i) the transfer, under the conditions specified in Section 10.01(b), to the Transferor of the Investor Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust for an amount equal to the sum of (w) the aggregate Investor Certificate Principal Balance, (x) accrued and unpaid aggregate Investor Certificate Interest through the day preceding the final Distribution Date, and (y) interest accrued on any aggregate Unpaid Investor Certificate Interest Shortfall, to the extent legally permissible, (ii) the day following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Investor Certificate Principal Balance of each Class of Investor Certificates to zero, (iii) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (including without limitation the disposition of the Mortgage Loans pursuant to Section 10.02) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (iv) the Distribution Date in August 2026; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the date of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof. Upon termination in accordance with clause (i) or (ii) of this Section 10.01, the Trustee shall execute such documents and instruments of transfer presented by the Transferor, in each case without recourse, representation or warranty, and take such other actions as the Transferor may reasonably request to effect the transfer of the Mortgage Loans to the Transferor.

     (b) The Transferor shall have the right to exercise the option to effect the transfer to the Transferor of each Mortgage Loan pursuant to Section 10.01(a) above on any Distribution Date on or after the Distribution Date immediately prior to which the aggregate Investor Certificate Principal Balance is less than or equal to 10% of the aggregate Original Investor Certificate Principal Balance, all amounts due and owing to the Credit Enhancer for unpaid premiums and unreimbursed draws on the Policy (together with interest thereon as provided under the Insurance Agreement), and all amounts due and owing to Fannie Mae for unpaid Guaranty Fees and unreimbursed payments under the Fannie Mae Guaranty have been paid (together with interest thereon as provided under the Side Letter Agreement).

     (c) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Investor Certificateholders may surrender their Investor Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon receipt of written directions from the Transferor, if the Transferor is exercising its right to transfer of the Mortgage Loans, given not later than the first day of the month preceding the month of such final distribution) to the Credit Enhancer and to the Master Servicer by letter to Investor Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Investor Certificates at the office or agency of the Trustee therein specified. In the event written directions are delivered by the Transferor to the Trustee as described in the preceding sentence, the Transferor shall deposit in the Collection Account on or before the Distribution Date for such final distribution in immediately available funds an amount which, when added to the funds on deposit in the Collection Account that are payable to the Investor Certificateholders, will be equal to the retransfer amount for the Mortgage Loans computed as above provided.

     (d) Upon presentation and surrender of the Investor Certificates, the Trustee shall cause to be distributed to the Holders of Investor Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Investor Certificates and to the extent that funds are available for such purpose, an amount equal to (i) if such final distribution is not being made pursuant to the transfer to the Transferor pursuant to Section 10.01(a)(i), the amount required to be distributed to Investor Certificateholders pursuant to Section 5.01 for such Distribution Date and (ii) if such final distribution is being made pursuant to such retransfer, the amount specified in Section 10.01(a)(i). The distribution on such final Distribution Date pursuant to a retransfer pursuant to Section 10.01(a)(i) shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of the Certificates. On the final Distribution Date prior to having made the distributions called for above, the Trustee shall, based upon the information set forth in the Servicing Certificate for such Distribution Date, withdraw from the Collection Account and remit to the Credit Enhancer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay the amounts described in clauses (d)(i) and (ii) above and (y) the unpaid amounts due and owing to the Credit Enhancer for unpaid premiums and unreimbursed draws on the Policy (together with interest thereon as provided under the Insurance Agreement), and all amounts due and owing to Fannie Mae for unpaid Guaranty Fees and unreimbursed payments under on the Fannie Mae Guaranty (together with interest thereon as provided in the Side Letter Agreement).

     (e) In the event that all of the Investor Certificateholders shall not surrender their Investor Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall on such date cause all funds in the Collection Account not distributed in final distribution to Investor Certificateholders to be withdrawn therefrom and credited to the remaining Investor Certificateholders by depositing such funds in a separate escrow account for the benefit of such Investor Certificateholders and the Transferor (if the Transferor has exercised its right to transfer the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Investor Certificateholders to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

                                  ARTICLE XI

                           RAPID AMORTIZATION EVENTS

     Section 11.01. Rapid Amortization Events. If any one of the following events shall occur during the Managed Amortization Period:

          (a) failure on the part of the Sponsor (i) to make any payment or deposit required by the terms of this Agreement, on or before the date occurring three Business Days after the date such payment or deposit is required to be made herein, or (ii) to cause the Depositor to duly observe or perform in any material respect the covenants of the Depositor set forth in Section 2.01(h) or Section 2.05 or (iii) duly to observe or perform in any material respect any other covenants or agreements of the Sponsor set forth in this Agreement, which failure, in each case, materially and adversely affects the interests of the Certificateholders, the Credit Enhancer or Fannie Mae and which, in the case of clause (iii), continues unremedied and continues to affect materially and adversely the interests of the Certificateholders, the Credit Enhancer or Fannie Mae for a period of 60 days (five days in the case of any failure to take the action specified in the second sentence of Section 2.01(f) or the action specified in Section 2.04(b)(2)) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sponsor by the Trustee, or to the Sponsor and the Trustee by the Credit Enhancer, Fannie Mae or the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51% of both Classes of Investor Certificates;

          (b) any representation or warranty made by the Sponsor or the Depositor in this Agreement shall prove to have been incorrect in any material respect when made, as a result of which the interests of the Investor Certificateholders, the Credit Enhancer or Fannie Mae are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Certificateholders, the Credit Enhancer or Fannie Mae for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sponsor or the Depositor, as the case may be, by the Trustee, or to the Sponsor, the Depositor and the Trustee by either the Credit Enhancer, Fannie Mae or the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51% of both Classes of Investor Certificates; provided, however, that a Rapid Amortization Event pursuant to this subparagraph (b) shall not be deemed to have occurred hereunder if the Sponsor has accepted retransfer of the related Mortgage Loan or Mortgage Loans or made a substitution therefor during such period (or such longer period (not to exceed an additional 60 days) as the Trustee may specify) in accordance with the provisions hereof;

          (c) the Transferor or the Depositor shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Transferor or the Depositor, or of or relating to all or substantially all of such Person's property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor or the Depositor and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or the Transferor or the Depositor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (d) the Trust shall become subject to registration as an "investment company" under the Investment Company Act of 1940, as amended; or

          (e) the aggregate of all draws under the Policy and the Fannie Mae Guaranty exceeds 1% of the aggregate of the Original Invested Amounts.

then, in the case of any event described in subparagraph (a) or (b) after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee, the Credit Enhancer (or if a Credit Enhancer Condition is then existing, Fannie Mae in lieu of the Credit Enhancer) or the Holders of Investor Certificates evidencing Percentage Interests aggregating more than 51% of both Classes of Investor Certificates, by notice given in writing to the Transferor, the Depositor and the Master Servicer (and to the Trustee if given by either the Credit Enhancer, Fannie Mae or the Investor Certificateholders) may declare that an early amortization event (a "Rapid Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subparagraph (c), (d) or (e), a Rapid Amortization Event shall occur without any notice or other action on the part of the Trustee, the Credit Enhancer, Fannie Mae or the Investor Certificateholders, immediately upon the occurrence of such event.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

     Section 12.01. Amendment. This Agreement may be amended from time to time by the Sponsor, the Master Servicer, the Depositor and the Trustee, in each case without the consent of any of the Certificateholders, but only with the consent of the Credit Enhancer (or if a Credit Enhancer Condition is then existing, of Fannie Mae in lieu of the Credit Enhancer) and, in the case of any amendment pursuant to this paragraph that affects Fannie's rights or obligations, of Fannie Mae (which consents shall not be unreasonably withheld), (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Sponsor, the Depositor, the Transferor or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or the Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating organization in order to maintain or improve any rating of the Investor Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee, the Transferor, the Sponsor, the Depositor nor the Master Servicer is obligated to obtain, maintain or improve any such rating), (vi) to add or amend any provisions of this Agreement to correct or cure any defective provision or ambiguity as a result of a transfer of the Transferor Certificates pursuant to Section 6.05,
(vii) to comply with any requirement imposed by the Code or (viii) to increase the Increased Senior Lien Limitation; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Certificateholder, the Credit Enhancer or Fannie Mae; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no opinion referred to in the preceding proviso shall be required to be delivered if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Investor Certificates without regard to the Policy or the Fannie Mae Guaranty. Notwithstanding the foregoing, any amendment pursuant to clause (viii) above shall be permissible only upon receipt of a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Investor Certificateholders without regard to the Policy or the Fannie Mae Guaranty.

     This Agreement also may be amended from time to time by the Master Servicer, the Sponsor, the Depositor and the Trustee, and the Master Servicer, the Credit Enhancer and Fannie Mae, may from time to time consent to the amendment of the Policy, with the consent of the Holders of the Investor Certificates evidencing Percentage Interests aggregating not less than 51% of each Class of Investor Certificates affected thereby or if both Classes are affected thereby by Holders evidencing Percentage Interests aggregating not less than 51% of both Classes of Investor Certificates, and in the case of an amendment to this Agreement, with the consent of the Credit Enhancer and Fannie Mae, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates or distributions or payments under the Policy or the Fannie Mae Guaranty which are required to be made on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding or
(iii) adversely effect in any material respect the interests of the Credit Enhancer or Fannie Mae.

     Notwithstanding the foregoing, the Agreement may not be amended unless, in connection with such amendment, an Opinion of Counsel is furnished to the Trustee that such amendment will not (i) adversely affect the status of the Investor Certificates as debt; (ii) result in the Trust being taxable at the entity level; or (iii) result in the Trust being classified as a taxable mortgage pool (as defined in Section 7701(i) of the Code).

     Following the execution and delivery of any such amendment hereto or to the Policy to which the Credit Enhancer or Fannie Mae was required to consent, either the Transferor, if the Transferor requested the amendment, or the Master Servicer, if the Master Servicer requested the amendment, shall reimburse the Credit Enhancer and Fannie Mae for the reasonable out-of-pocket costs and expenses incurred by them in connection with such amendment.

     Prior to the execution of any such amendment, the party hereto requesting any such amendment shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Investor Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Investor Certificateholder and fully executed original counterparts of the instruments effecting such amendment to the Credit Enhancer and Fannie Mae.

     It shall not be necessary for the consent of Investor Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     In executing any amendment permitted by this Section 12.01, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment is authorized or permitted hereby and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 12.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee, but only upon direction of Investor Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Investor Certificateholders. The Investor Certificateholders requesting such recordation shall bear all costs and expenses of such recordation. The Trustee shall have no obligation to ascertain whether such recordation so affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 12.03. Limitation on Rights of Certificateholders. The death or incapacity of any Investor Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Investor Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided in Sections 8.01, 9.01, 9.02, 11.01 and 12.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     By accepting its Investor Certificate, each Investor Certificateholder agrees that unless a Credit Enhancer Condition exists, the Credit Enhancer shall have the right to exercise all rights of the Investor Certificateholders under this Agreement without any further consent of the Investor Certificateholders, and if a Credit Enhancer Condition exists and Fannie Mae has not defaulted in its payment obligations under the Fannie Mae Guaranty, then Fannie Mae shall have the right to exercise all rights of the Investor Certificateholders of Class A-1 Certificates under this Agreement without any further consent of the Investor Certificateholders.

     Section 12.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 12.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, 4500 Park Granada, Calabasas, California 91302,
Attention: Legal Department, (b) in the case of the Master Servicer, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302,
Attention: Legal Department, (c) in the case of the Trustee, at the Corporate Trust Office, (d) in the case of the Credit Enhancer, 115 Broadway, New York, New York 10006, Attention: Research and Risk Management, CWABS, Inc. Series 2000-B (telecopy number 212-312-3225), (e) in the case of Fannie Mae, 4000 Wisconsin Avenue, Washington, D.C. 20016, Attention: Director of Securities Administration (telecopy number (202) 752-6536), (f) in the case of Moody's, Residential Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, and (g) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. In each case in which a notice or other communication to the Credit Enhancer or Fannie Mae refers to an Event of Servicing Termination or a claim under the Policy (or pursuant to the Fannie Mae Guaranty in the case of Fannie Mae) or with respect to which failure on the part of the Credit Enhancer or Fannie Mae to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel of the Credit Enhancer or of Fannie Mae, as appropriate, and shall be marked to indicate "URGENT MATERIAL ENCLOSED." Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

     Section 12.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 12.07. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.05, 7.02 and 7.04, this Agreement may not be assigned by the Depositor or the Master Servicer without the prior written consent of the Credit Enhancer, Fannie Mae and Holders of the Investor Certificates evidencing Percentage Interests aggregating not less than 66%.

     Section 12.08. Certificates Nonassessable and Fully Paid. The parties agree that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 2.07 or
6.02 are and shall be deemed fully paid.

     Section 12.09. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners and the Credit Enhancer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

     Section 12.10. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 12.11. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the Depositor, the Sponsor, the Master Servicer, Fannie Mae and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                                       CWABS, INC.,
                                        as Depositor


                                       By:  /s/ Michael Muir
                                           -----------------------------------
                                            Name:  Michael Muir
                                            Title: Vice President


                                       COUNTRYWIDE HOME LOANS, INC.,
                                        as Sponsor and Master Servicer


                                       By: /s/ Michael Muir
                                           -----------------------------------
                                           Name:  Michael Muir
                                           Title: Senior Vice President


                                       BANK ONE, NATIONAL ASSOCIATION,
                                        as Trustee


                                       By: /s/ Barbara G. Grosse
                                           -----------------------------------
                                           Name:  Barbara G. Grosse
                                           Title: Vice President
                                                    and Assistant Secretary


                                       FANNIE MAE


                                       By: /s/ Sharon L. Stieber
                                           -----------------------------------
                                           Name:  Sharon L. Steiber
                                           Title: Vice President

State of California         )
                            ) ss.:
County of Los Angeles       )


         On the 30th day of May, 2000 before me, a notary public in and for the State of California, personally appeared Michael Muir, known to me who, being by me duly sworn, did depose and say that he resides at Calabasas, CA; that he is the Vice President of CWABS, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                           /s/ Yolanda L. Fletcher
                                           -----------------------------------
                                           Notary Public


[Notarial Seal]

State of California         )
                            ) ss.:
County of Los Angeles       )


         On the 30th day of May, 2000 before me, a notary public in and for the State of California, personally appeared Michael Muir, known to me who, being by me duly sworn, did depose and say that he resides at Calabasas, CA; that he is the Senior Vice President of Countrywide Home Loans, Inc., a New York corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                                    /s/ Yolanda L. Fletcher
                                                    ------------------------
                                                    Notary Public






[Notarial Seal]

State of Illinois     )
                      ) ss.:
County of Cook        )


         On the 30th day of May, 2000 before me, a notary public in and for the State of Illinois, personally appeared Barbara G. Grosse, known to me who, being by me duly sworn, did depose and say that she resides at 1516 N. State Pkwy, Chicago, IL 60610; that she is the Vice President of Bank One, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed her name thereto by like order.




                                           /s/ Maria C. Birrueta
                                           -----------------------------------
                                           Notary Public


[Notarial Seal]

State of District of Columbia)
                             ) ss.:
County of ___________________)


         On the 25th day of May, 2000 before me, a notary public in and for the State of D.C., personally appeared Sharon L. Stieber, known to me who, being by me duly sworn, did depose and say that she resides at 4000 Wisc. Ave., N.W., Wash., D.C.; that she is the Vice President of Fannie Mae, one of the parties that executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed her name thereto by like order.




                                           /s/ Cecilia D. Blacutt
                                           ------------------------
                                           Notary Public


[Notarial Seal]

                                                                  Exhibit A
                                                                  ---------

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Investor Certificate Class                 :     Class A-[o]
Original Investor                                $[o]
Certificate Principal Balance
Principal Balance of this Investor
Certificate                                :     $[o]

Certificate Rate                           :     Variable

Initial Aggregate Investor
Certificate Principal Balance
of all Class [o] Investor Certificates           $[o]

CUSIP No.                                  :     [o]

Date of Pooling
and Servicing
Agreement                                  :     May [    ], 2000

Certificate No.                            :     [o]

Cut-off Date                               :     May [25], 2000

First Distribution
Date:                                      :     July 17, 2000

Maturity Date                                    [_______]

             REVOLVING HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                 SERIES 2000-B
                             INVESTOR CERTIFICATE
                                  CLASS A-[o]

             evidencing a percentage interest in the distributions allocable to the Class A-[o] Investor Certificates evidencing an undivided interest in Loan Group [o] of a Trust consisting primarily of a pool of adjustable rate home equity revolving credit line mortgage loans sold by

                                  CWABS, INC.

     This Certificate does not represent an obligation of or interest in CWABS, Inc. (the "Depositor"), Countrywide Home Loans, Inc. or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that [CEDE & CO.] [Fannie Mae, in its capacity as Trustee of Fannie Mae Grantor Trust 2000 - T3,] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Original Investor Certificate Principal Balance of this Certificate by the aggregate Original Investor Certificate Principal Balance of all Investor Certificates in this Class) in certain monthly distributions with respect to Loan Group [o] in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans"), transferred by the Depositor to the Trustee and serviced by Countrywide Home Loans, Inc. (in such capacity, the "Master Servicer", including any successor Master Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, Countrywide Home Loans, Inc., as sponsor (in such capacity, the "Sponsor"), Bank One, National Association, as trustee (the "Trustee") and Fannie Mae, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Certificate is one of the Class A-[o] Investor Certificates from a duly authorized issue of Certificates designated as Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B, representing, to the extent specified in the Agreement, an undivided interest in: (i) each Mortgage Loan in Loan Group [o] including its Asset Balance (including all Additional Balances and Additional Home Equity Loans) and all collections in respect thereof received after the Cut-off Date or the Subsequent Cut-off Date, as applicable (excluding payments due on or before the Cut-off Date), (ii) property that secured a Mortgage Loan in Loan Group [o] that is acquired by foreclosure or deed in lieu of foreclosure, (iii) an irrevocable and unconditional limited financial guarantee insurance policy (the "Policy"),
(iv) [the Fannie Mae Guaranty, (v)] the Depositor's rights under the hazard insurance policies in respect of the Mortgage Loans in Loan Group [o], (v) an assignment of the Depositor's rights under the purchase agreement dated as of May[ ], 2000 between the Sponsor, as seller, and the Depositor, as purchaser (collectively, the "Trust Assets") and (vi) certain other property described in the Agreement.

     Distributions on this Certificate will be made by the Trustee, or by the Paying Agent, if any, appointed pursuant to the Agreement, by check mailed to the Person entitled thereto as such name and address shall appear on the Certificate Register or, upon written request by such Person delivered to the Trustee at least five Business Days prior to the related Record Date, by wire transfer (but only if such Person owns of record one or more Class A-[o] Investor Certificates having principal denominations aggregating at least $1,000,000), or by such other means of payment as such Person and the Trustee shall agree. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee or the Paying Agent, if one has been appointed, of the pendency of such distribution, and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.

     Pursuant to the terms of the Agreement, a distribution will be made on the 15th day of each month or if such day is not a Business Day, then on the next succeeding Business Day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day preceding such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate in the Class A-[o] Investor Certificates and the amount required to be distributed to Holders of Class A-[o] Investor Certificates on such Distribution Date under the terms of the Agreement. Notwithstanding the foregoing, if Definitive Certificates have become available pursuant to the Agreement, the Record Date shall be the last day of the calendar month preceding the month of such Distribution Date.

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans in the related Loan Group, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account received with respect to Loan Group [o] for payment hereunder, and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement, withdrawals from the Collection Account may be made from time to time for purposes other than distributions to the Investor Certificateholders and, subject to certain conditions in the Agreement, Mortgage Loans may, at the election of the Transferor, be removed from the Trust and transferred to the Transferor (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     It is the intention of the Transferor, the Depositor and the Investor Certificateholders that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Depositor, the Trustee and the Holder of this Certificate for Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agrees to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness secured by the Trust Assets and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor, the Master Servicer, the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement, at any time by the Sponsor, the Master Servicer, the Depositor and the Trustee with the consent (i) of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51% and (ii) of the Credit Enhancer or Fannie Mae. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Investor Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar for such purpose, accompanied by a written instrument of transfer in form satisfactory to the Master Servicer, the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-[o] Certificates of authorized denominations, if applicable, and evidencing the same aggregate Percentage Interest of the Class A-[o] Investor Certificates will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates in the same Class of Investor Certificates of a like tenor in authorized denominations (in the case of the Investor Certificates) and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee, the Sponsor, the Master Servicer, the Depositor, the Credit Enhancer, Fannie Mae and the Certificate Registrar and any agent of the foregoing may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Sponsor, the Master Servicer, the Depositor, the Credit Enhancer, Fannie Mae, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon distribution to the Certificateholders, or provision therefor, of the amount required to be so distributed in accordance with the Agreement upon the later of (i) payment in full of all amounts owing to the Credit Enhancer and Fannie Mae and (ii) the earliest of (a) the transfer, under the conditions specified in the Agreement, to the Transferor (as defined in the Agreement) of the interest of the Holders of the Investor Certificates in each Mortgage Loan in the related Loan Group and all property acquired in respect of any Mortgage Loan remaining in the Trust, (b) the day following the Distribution Date on which distributions reduce the Investor Certificate Principal Balance to zero, (c) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (d) the Distribution Date in August 2026. The Transferor may effect an early retirement of the Certificates by paying the retransfer price and accepting retransfer of the Trust Assets pursuant to the terms of the Agreement on any Distribution Date after the Investor Certificate Principal Balance of each Class of Investor Certificates is less than or equal to 10% of the Original Investor Certificate Principal Balance of such Class; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of certain person named in the Agreement. Upon retirement of the Certificates in accordance with Section 10.01 of the Agreement, the Trustee shall execute such documents and instruments of transfer presented by the Transferor and take such other actions as the Transferor may reasonably request to effect the retransfer of the Mortgage Loans to the Transferor.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                  BANK ONE, NATIONAL ASSOCIATION,
                                  not in its individual capacity
                                  but solely as Trustee on behalf of the Trust


                                  By: ________________________________________


Certificate of Authentication:

This is one of the Class A-[o] Investor
Certificates referenced in the
within-mentioned Agreement.


By: __________________________________
 Authorized Officer

                                                                     Exhibit B
                                                                     ---------


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.05 OF THE AGREEMENT REFERRED TO HEREIN. NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, A PLAN SUBJECT TO
SECTION 4975 OF THE CODE AS AMENDED, OR A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN, OR THAT IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60; OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.05(d) OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Date of Pooling and Servicing
Agreement                                      :     May [    ], 2000
Cut-off Date                                   :     May [25], 2000
Percentage Interest                            :     100%
Certificate No.                                :     [o]
First Distribution Date                        :     [_______]

             REVOLVING HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                 SERIES 2000-B
                            TRANSFEROR CERTIFICATE

                  evidencing a percentage interest in the distributions allocable to the Transferor Certificates evidencing an undivided interest in a Trust consisting primarily of a pool of adjustable rate home equity revolving credit line mortgage loans sold by

                                  CWABS, INC.

     This Certificate does not represent an obligation of or interest in CWABS, Inc. (the "Depositor"), Countrywide Home Loans, Inc. or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Assets are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the entire interest not allocated to the Investor Certificates in certain monthly distributions with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans"), transferred by the Depositor and serviced by Countrywide Home Loans, Inc. (in such capacity, the "Master Servicer", including any successor Master Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, as sponsor and as Master Servicer (the "Sponsor" or the "Master Servicer," as appropriate), Fannie Mae, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Certificate is one of the Transferor Certificates from a duly authorized issue of Certificates designated as Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B, representing, to the extent specified in the Agreement, an undivided interest in: (i) each Mortgage Loan including its Asset Balance (including all Additional Balances and Additional Home Equity Loans) and all collections in respect thereof received after the Cut-off Date (excluding payments in respect of accrued interest due on or prior to the Cut-off Date), (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure, (iii) the Depositor's rights under the hazard insurance policies in respect of the Mortgage Loans,
(iv) an assignment of the Depositor's rights under the purchase agreement dated as of May [ ], 2000 between the Sponsor, as seller, and the Depositor, as purchaser, and (v) certain other property described in the Agreement (collectively, the "Trust Assets").

     The certificates are limited in right of payment to certain payments on and collections in respect of the Trust Assets, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds available in accordance with the terms of the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor, the Master Servicer, the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement, at any time by the Sponsor, the Master Servicer, the Depositor and the Trustee with the consent (i) of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51% and (ii) of the Credit Enhancer or Fannie Mae. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Investor Certificates.

     No transfer of this Transferor Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. There shall be delivered to the Trustee either (i) an investment letter acceptable to and in form and substance satisfactory to the Trustee certifying to the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, or (ii) if such letter is not delivered, an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, which Opinion of Counsel shall not be an expense of the Trustee. The Holder hereof desiring to effect such Transfer shall, and does hereby agree to, indemnify the Transferor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     As provided in the Agreement and subject to certain limitations set forth therein, and subject to the restrictions set forth on the first page hereof, neither this Certificate nor any legal or beneficial interest herein may be, directly or indirectly, purchased, transferred, sold, pledged, assigned or otherwise disposed of, and any proposed transferee hereof shall not become the registered Holder hereof, without the satisfaction of the conditions set forth in Section 6.05 of the Agreement.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee, the Master Servicer, the Depositor, the Credit Enhancer, Fannie Mae and the Certificate Registrar and any agent of the foregoing may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Master Servicer, the Depositor, the Credit Enhancer, Fannie Mae, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon distribution to the Certificateholders, or provision therefor, of the amount required to be so distributed in accordance with the Agreement upon the later of (i) payment in full of all amounts owing to the Credit Enhancer and Fannie Mae and (ii) the earliest of (a) the transfer, under the conditions specified in the Agreement, to the Transferor (as defined in the Agreement) of the interest of the Holders of the Investor Certificates in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust, (b) the day following the Distribution Date on which distributions reduce the Investor Certificate Principal Balance to zero, (c) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or (d) the Distribution Date in August 2026. The Transferor may effect an early retirement of the Certificates by paying the retransfer price and accepting retransfer of the Trust Assets pursuant to the terms of the Agreement on any Distribution Date after the Investor Certificate Principal Balance is less than or equal to 10% of the Original Investor Certificate Principal Balance; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of certain person named in the Agreement. Upon retirement of the Certificates in accordance with Section 10.01 of the Agreement, the Trustee shall execute such documents and instruments of transfer presented by the Transferor and take such other actions as the Transferor may reasonably request to effect the retransfer of the Mortgage Loans to the Transferor.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature this Certificate shall not be to be duly executed.

Dated:


                                  BANK ONE, NATIONAL ASSOCIATION,
                                  not in its individual capacity
                                  but solely as Trustee on behalf of the Trust


                                  By: ________________________________________


Certificate of Authentication:

This is one of the Investor
Certificates referenced in the
within-mentioned Agreement.


By: __________________________________
 Authorized Officer

                                                                     EXHIBIT C
                                                                     ---------

                            MORTGAGE LOAN SCHEDULE

                          [Delivered to Trustee Only]

                                                                     Exhibit D
                                                                     ---------

                         FORM OF CREDIT LINE AGREEMENT

                                                                     Exhibit E
                                                                     ---------

                       FORM OF LETTER OF REPRESENTATIONS

                                                                     Exhibit F
                                                                     ---------


                   FORM OF INVESTMENT LETTER [NON-RULE 144A]
                          FOR TRANSFEROR CERTIFICATES
                                                                         Date:

CWABS, Inc.
         as Depositor
4500 Park Granada
Calabasas, California 91302
         Attention: ________________

Bank One, National Association
         as Trustee
1 Bank One Plaza
Suite IL1-0126
Chicago Illinois 60670-126
Attn: Corporate Trust Services Division

         Re:  CWABS, Inc.;
              Countrywide Home Equity Loan Trust 2000-B,
              Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B, Transferor Certificates
              -----------------------------------------------------

Ladies and Gentlemen:

     In connection with our acquisition of Transferor Certificates in the Denomination of _____________, we certify that (a) we understand that the Transferor Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Transferor Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Transferor Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Transferor Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such employee benefit plan, or (ii) if we are an insurance company, a representation that we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60, (e) we are acquiring the Transferor Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Transferor Certificates in accordance with clause (g) below), (f) we have not offered or sold any Transferor Certificates to, or solicited offers to buy any Transferor Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Transferor Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Transferor Certificate that such sale, transfer or other disposition) may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Transferor Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of May [ ], 2000 (the "Agreement"), among CWABS, Inc. as Depositor, Countrywide Home Loans, Inc., as Master Servicer, Bank One, National Association, as Trustee and Fannie Mae. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

                               Very truly yours,


                              ____________________________________
                              Name of Transferee


                              By: ________________________________
                                  Name:
                                  Title:

                  FORM OF INVESTMENT LETTER RULE 144A LETTER
                          FOR TRANSFEROR CERTIFICATES

                                                                         Date:

CWABS, Inc.
         as Depositor
4500 Park Granada
Calabasas, California 91302
         Attention: ________________

Bank One, National Association
         as Trustee
1 Bank One Plaza
Suite IL1-0126
Chicago Illinois 60670-126
Attn: Corporate Trust Services Division

         Re:  CWABS, Inc.;
              Countrywide Home Equity Loan Trust 2000-B,
              Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B, Transferor Certificates
              -----------------------------------------------------

Ladies and Gentlemen:

     In connection with our proposed purchase of the Transferor Certificates, we certify that (a) we understand that the Transferor Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Transferor Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Transferor Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Transferor Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986, nor are we acting on behalf of any such employee benefit plan, or (ii) if we are an insurance company, a representation that we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Transferor Certificates, any interest in the Transferor Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Transferor Certificates, any interest in the Transferor Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Transferor Certificates, any interest in the Transferor Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Transferor Certificates under the Act or that would render the disposition of the Transferor Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Transferor Certificates and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Transferor Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Transferor Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of May [ ], 2000 among CWABS, Inc. as Depositor, Countrywide Home Loans, Inc., as Sponsor Master Servicer, Bank One, National Association, as Trustee and Fannie Mae.

                                               Name of Buyer

                                               By: __________________________
                                                   Name:
                                                   Title:

                                                          ANNEX 1 TO Exhibit F

              QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE

         [For Transferees Other Than Registered Investment Companies]

     The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Transferor Certificates described therein:

                      (1) As indicated below, the undersigned is the President,
               Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                      (2) In connection with purchases by the Buyer, the Buyer
               is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_______(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

           ______ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

           ______ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

           ______ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar

______________

1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                     institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

           ______ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

           ______ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

           ______ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions for the benefit of its employees.

           ______ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

           ______ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

           ______ Small Business Investment Company. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

           ______ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940

           ______ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

                      (3) The term "securities" as used herein does not include
               (i) securities of issuers that are affiliated with the Buyer,
               (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                      (4) For purposes of determining the aggregate amount of
               securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                      (5) The Buyer acknowledges that it is familiar with Rule
               144A and understands that the seller to it and other parties related to the Transferor Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                      (6) Until the date of purchase of the Rule 144A
               Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Transferor Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                    _____________________________________
                                    Name of Buyer

                                    By: _________________________________
                                        Name:
                                        Title:

                                    Date: _______________________________

                                                          ANNEX 2 To Exhibit F
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees that are Registered Investment Companies]

     The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Transferor Certificates described therein:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and
          (ii) no current information With respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

           ______ The Buyer owned $_________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance With Rule 144A).

           ______ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Transferor Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Transferor Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                               _______________________________
                                               Name of Buyer

                                               By: ___________________________
                                                   Name:
                                                   Title:

                                               IF AN ADVISOR:

                                               _______________________________
                                               Name of Advisor

                                               Date:

                                                                    Exhibit G
                                                                    ---------

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

                                                                        [DATE]


Bank One, National Association
         as Trustee
One Bank One Plaza
Suite IL1-0126
Chicago Illinois 60670-126
Attn: Corporate Trust Services Division

         Re:  CWABS, Inc. Revolving Home Equity Loan
              Asset Backed Certificates, Series 2000-B
              ----------------------------------------

Gentlemen:

     In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of May [ ], 2000, among CWABS, Inc. as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, Fannie Mae, and you, as Trustee (the "Agreement"), we hereby request a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Loan No.:
-------

[MIN No.]
 -------

Reason for requesting file:
--------------------------

           ______  1.  Mortgage Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited).

           ______  2.  Retransfer of Mortgage Loan. (The Master Servicer hereby certifies that the Transfer Deposit Amount has been deposited in the Collection Account pursuant to the Agreement).

           ______  3.  The Mortgage Loan is being foreclosed.

           ______  4.  The Mortgage Loan is being re-financed by another depository institution. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited).

           ______  5.  Other (Describe).

     The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Agreement and will promptly be returned to the Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan has been liquidated or retransferred.

     Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                        COUNTRYWIDE HOME LOANS, INC.

                                        By:_______________________________
                                           Name:
                                           Title: Servicing Officer

                                  EXHIBIT H-1


                         FORM OF INITIAL CERTIFICATION

                                    [date]


[Depositor]

[Master Servicer]

[Sponsor]
_________________
_________________

               Re:  Pooling and Servicing Agreement among CWABS, Inc.,
                    as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, Fannie Mae, and Bank One, National Association, as Trustee, Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B
                    ---------------------------------------------------------
Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule delivered pursuant to Section 2.01(e) (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached Document Exception Report) it has received, among other things:

          (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; and

          (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form.

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                     Bank One, National Association,
                                     as Trustee

                                     By:____________________________
                                        Name:
                                        Title:

                                  EXHIBIT H-2


                     FORM OF DELAY DELIVERY CERTIFICATION

                                    [date]


[Depositor]

[Master Servicer]

[Sponsor]

__________________
__________________

            Re:  Pooling and Servicing Agreement among CWABS, Inc.,
                 as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, Fannie Mae, and Bank One, National Association, as Trustee, Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B
                 ---------------------------------------------------------
Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule delivered pursuant to Section 2.01(e) (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached Document Exception Report) it has received, among other things:

          (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; and

          (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form.

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                        Bank One, National Association,
                                        as Trustee

                                        By:____________________________
                                           Name:
                                           Title:

                                   EXHIBIT I


                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    [date]


[Depositor]

[Master Servicer]

[Sponsor]

______________________
______________________

           Re: Pooling and Servicing Agreement among CWABS, Inc.,
               as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, Fannie Mae, and Bank One, National Association, as Trustee, Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B
               ---------------------------------------------------------
Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

     (ii) unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of Mortgage in blank in recordable form;

     (iii) the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Sponsor, at the direction of the Depositor, shall deliver or cause to be delivered to the Custodian, as agent for the Trustee, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate which may be in the form of a blanket certificate covering more than one Mortgage of the Depositor stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a copy certified by the appropriate county recording office where such Mortgage is recorded;

     (iv) if applicable, the original Intervening Assignments, if any, with evidence of recording thereon, or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate [same addition as iii]of the Sponsor stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or
(ii) in the case of an original Intervening Assignment that has been lost, a copy certified by the appropriate county recording office where such Mortgage is recorded;

     (v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000;

     (vi) the original of any guaranty executed in connection with the Mortgage Note;

     (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

     (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.

     Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (ii), (iii), (iv) and (v) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                             Bank One, National Association,
                                             as Trustee


                                             By: ________________________
                                                 Name:
                                                 Title:

                                   EXHIBIT J

                           FORM OF TRANSFER DOCUMENT

     The Seller hereby transfers to the Depositor, and the Depositor hereby transfers to the Trustee for the benefit of the Countrywide Home Equity Loan Trust 2000-B the below identified Additional Home Equity Loans.

     Loan Group number:  _____  [1 or 2]

     Subsequent Closing Date: _________________

     Subsequent Cut-off Date: __________________

     Cut-off Date Asset Balance: $ ______________

     Additional Home Equity Loans:

     [Each of the Sponsor's funded Mortgage Loans owned by it for securitization on the above referenced Subsequent Cut-off Date that qualify for inclusion in Loan Group [1 or 2] sequentially by date beginning with the earliest date on which any of them were funded, and within a date alphabetically, are hereby transferred to Loan Group [1 or 2] until either their aggregate Cut-off Date Asset Balance is as close as possible to equal to the Cut-off Date Asset Balance indicated above without exceeding it or all of the loans through the Subsequent Cut-off Date have been transferred.] [If this Transfer Document is for Loan Group 2 Additional Home Equity Loans and a Transfer Document for Loan Group 1 Additional Home Equity Loans is also being delivered on the above Subsequent Closing Date, then the determination of the Additional Home Equity Loans transferred by the Transfer Document for Loan Group 1 Additional Home Equity Loans has been made before the determination of the Additional Home Equity Loans transferred by this Transfer Document.]

     This Transfer Document is delivered pursuant to the Purchase Agreement and the Pooling and Servicing Agreement, dated as of May [ ], 2000, among CWABS, Inc., Countrywide Home Loans, Inc., Fannie Mae, and Bank One, National Association, and the capitalized terms used in this document have the meanings given to them in that agreement.

Dated: __________, 2000.

COUNTRYWIDE HOME LOANS, INC.                      CWABS, INC.



By:___________________                            By: ________________________
   Name:                                              Name:
   Title:                                             Title:

EXHIBIT 99.2

_______________________________________________________________________________


                                  CWABS, INC.

                                 as Purchaser,

                                      and

                         COUNTRYWIDE HOME LOANS, INC.

                                  as Seller,

                        _____________________________

                              PURCHASE AGREEMENT

                           Dated as of May 25, 2000

                        _____________________________


             Revolving Home Equity Loan Asset Backed Certificates
                                 Series 2000-B

_______________________________________________________________________________

                               Table of Contents

                                                                           Page
                                                                           ----

                                   ARTICLE I
                                  DEFINITIONS

Section 1.1.  Definitions....................................................1

                                  ARTICLE II
               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.1.  Sale of the Mortgage Loans.....................................1
Section 2.2.  Obligations of Seller Upon Sale................................2
Section 2.3.  Payment of Purchase Price for the Mortgage Loans...............4

                                  ARTICLE III
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1.  Seller Representations and Warranties..........................5
Section 3.2.  Seller Representations and Warranties Relating
              to the Mortgage Loans..........................................6

                                  ARTICLE IV
                              SELLER'S COVENANTS

Section 4.1.  Covenants of the Seller.......................................12

                                   ARTICLE V
                                   SERVICING

Section 5.1.  Servicing.....................................................13

                                  ARTICLE VI
                                  TERMINATION

Section 6.1.  Termination...................................................13

                                  ARTICLE VII
                           MISCELLANEOUS PROVISIONS

Section 7.1.  Amendment.....................................................13
Section 7.2.  Governing Law.................................................13
Section 7.3.  Notices.......................................................13
Section 7.4.  Severability of Provisions....................................14
Section 7.5.  Counterparts..................................................14
Section 7.6.  Further Agreements............................................14
Section 7.7.  Successors and Assigns: Assignment of Purchase
              Agreement.....................................................14
Section 7.8.  Survival......................................................14

     PURCHASE AGREEMENT, dated as of May 25, 2000 (this "Agreement"), between Countrywide Home Loans, Inc., a New York corporation (the "Seller"), and CWABS, Inc., a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto and certain other notes or other evidence of indebtedness made or to be made in the future, and Related Documentation (as defined below) (collectively, the "Mortgage Loans"); and

     WHEREAS, on or prior to the date of the transfer thereof, the Seller shall own the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any hazard insurance policies in respect of the Mortgage Loans; and

     WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

     WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement dated as of May 25, 2000 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, the Seller, as sponsor and master servicer, Bank One, National Association, as trustee (the "Trustee"), and Fannie Mae, the Purchaser will convey the Mortgage Loans to the Trust.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

     Section 1.1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                  ARTICLE II

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.1. Sale of the Mortgage Loans.

          (a) The Initial Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, whether now existing or hereafter created: (i) each Initial Mortgage Loan, including its Asset Balance (including all Additional Balances) and all collections in respect thereof received after the Cut-off Date (excluding payments due on or prior to the Cut-off Date); (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any hazard insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty executed in connection with a Mortgage Loan; and (v) all proceeds of the foregoing. By the sale of the Mortgage Loan and its Additional Balances, the Seller has sold to the Purchaser, and the Purchaser has purchased from the Seller, each Draw. The Purchaser shall pay the Seller for each Draw in cash in an amount equal to the principal amount of the Draw as it arises. The Trust, the Seller, and the Purchaser may agree to a netting arrangement in connection with this transaction, when appropriate, rather than actually moving cash.

          (b) The Additional Home Equity Loans. The Purchaser may use the funds in each Additional Loan Account to purchase Additional Home Equity Loans for the related Loan Group on any Subsequent Closing Date designated by the Purchaser on or before June 8, 2000. On each Subsequent Closing Date, the Seller shall deliver a Transfer Document (properly completed and executed by the Seller) to the Purchaser. Upon delivery of a Transfer Document, the Seller hereby transfers, assigns, sets over and otherwise conveys to the Purchaser without recourse, and the Purchaser purchases and shall effect payment for, all of its right, title and interest in and to each Additional Home Equity Loan identified in the Transfer Document, including its Asset Balance (including all Additional Balances) and all collections in respect thereof received after the relevant Subsequent Cut-off Date (excluding payments due on or prior to the Subsequent Cut-off Date) and all proceeds of the foregoing.

     Section 2.2. Obligations of Seller Upon Sale. In connection with any transfer pursuant to Section 2.1 hereof, the Seller further agrees, at its own expense:

          (a) by the Closing Date, to deliver to the Purchaser a Mortgage Loan Schedule containing a true and complete list of all Initial Mortgage Loans specifying for each Initial Mortgage Loan, among other things, as of the Cut-off Date (i) its account number and (ii) the related Cut-off Date Asset Balance;

          (b) by the Closing Date for the Initial Mortgage Loans, and by each Subsequent Closing Date for the related Additional Home Equity Loans, to indicate in its books and records that the Mortgage Loans have been sold to the Trustee, as assignee of the Purchaser, pursuant to this Agreement;

          (c) by each Subsequent Closing Date, to deliver to the Purchaser, or at the Purchaser's direction to the Trustee, an Officer's Certificate confirming the satisfaction of each of the conditions precedent in Section 2.01(c) of the Pooling and Servicing Agreement; and

          (d) within 15 days following each Subsequent Closing Date, to deliver to the Purchaser, or at the Purchaser's direction to the Trustee, a revised Mortgage Loan Schedule reflecting the addition of the Additional Home Equity Loans.

     The initial Mortgage Loan Schedule forms a part of Exhibit C to the Pooling and Servicing Agreement and shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

     The Seller agrees to prepare, execute and file a UCC-1 financing statement with the Secretary of State in the State of California (which shall have been filed on or before the Closing Date with respect to the Mortgage Loans) describing the applicable Mortgage Loans and naming the Seller as debtor and the Purchaser as secured party (and indicating that such loans have been assigned to the Trustee) and all necessary continuation statements and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal offices of the Seller, as are necessary to perfect and protect the Trustee's interest in each Mortgage Loan and the proceeds thereof.

     In connection with any conveyance by the Seller, the Seller shall deliver to the Purchaser, or at the Purchaser's direction to the Trustee (a) on the Closing Date, with respect to not less than 50% of the Initial Mortgage Loans,
(b) within 30 days following the Closing Date, with respect to the remaining Initial Mortgage Loans, and (c) within 30 days following the related Subsequent Closing Date, with respect to the Additional Home Equity Loans, the following documents or instruments with respect to each Mortgage Loan (the "Related Documentation"):

          (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of Mortgage in blank in recordable form;

          (iii) the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Purchaser stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

        (iv) if applicable, the original Intervening Assignments, if any, with evidence of recording thereon, or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

          (v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000;

          (vi) the original of any guaranty executed in connection with the Mortgage Note;

          (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

          (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.

     The Seller further hereby confirms to the Purchaser that, as of the Closing Date, it has caused the portions of the Electronic Ledger relating to the Initial Mortgage Loans maintained by the Seller to be clearly and unambiguously marked to indicate that the Initial Mortgage Loans have been sold to the Trustee, as assignee of the Purchaser. By the relevant Subsequent Closing Date or applicable date of substitution, as applicable, the Seller shall cause the portions of the Electronic Ledgers relating to the relevant Additional Home Equity Loans or Eligible Substitute Mortgage Loans, as the case may be, to be clearly and unambiguously marked, and shall make appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trust at the direction of the Purchaser.

     The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to this Section 2.2.

     Notwithstanding the characterization of the Investor Certificates as debt for Federal, state and local income and franchise tax purposes, the parties hereto intend to treat the transfer of the Mortgage Loans as provided herein as a sale for accounting and other purposes, by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event such transfer is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law.

     Section 2.3. Payment of Purchase Price for the Mortgage Loans.

          (a) In consideration of the sale of the Initial Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $486,018,204.60, and to transfer to the Seller on the Closing Date the Transferor Certificates.

          (b) In consideration of the sale of the Additional Home Equity Loans from the Seller to the Purchaser on each Subsequent Closing Date, the Purchaser agrees to cause the Trustee to pay to the Seller when the conditions to the release of the purchase price for the Additional Home Equity Loans under the Pooling and Servicing Agreement have been met an amount equal to their Cut-off Date Asset Balance.

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES FOR BREACH

     Section 3.1. Seller Representations and Warranties. The Seller represents and warrants to the Purchaser as of the Closing Date:

               (i) The Seller is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

               (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

               (iv) The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Investor Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale and assignment of the Mortgage Loans to the Purchaser. The Seller shall cure a breach of any representations and warranties in accordance with the Pooling and Servicing Agreement. It is understood and agreed that the remedy specified in the Pooling and Servicing Agreement shall constitute the sole remedy against the Seller respecting such breach.

     Section 3.2. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller represents and warrants to the Purchaser as of the Cut-off Date, unless otherwise specifically set forth herein:

               (i) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (ii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either (A) this Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Cut-off Date Asset Balances with respect to the applicable Mortgage Loans, all monies due or to become due with respect thereto (excluding payments in respect of accrued interest due on or prior to the Cut-off Date or Subsequent Cut-off Date, as applicable), and all proceeds of such Cut-off Date Asset Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in Section 2.01(a) or (b), as applicable, of the Pooling and Servicing Agreement as being part of the corpus of the Trust conveyed to the Trust by the Purchaser, and upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the first paragraph of Section 2.01(a) of the Pooling and Servicing Agreement relating to the Additional Balances or (B) this Agreement or the Pooling and Servicing Agreement, as appropriate, constitutes a grant of a security interest (as defined in the UCC as in effect in California) in such property to the Purchaser. If this Agreement constitutes the grant of a security interest to the Purchaser in such property, the Purchaser shall have a first priority perfected security interest in such property, subject to the effect of Section 9-306 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Pooling and Servicing Agreement;

               (iii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan and as of the date any Additional Balance is created, the information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects;

               (iv) The applicable Mortgage Loan has not been assigned or pledged, and the Seller is its sole owner and holder free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell, assign or transfer the same pursuant to this Agreement;

               (v) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the Mortgage with respect to each Mortgage Loan have not been assigned or pledged, and immediately prior to the sale of the Mortgage Loans to the Purchaser, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell and assign the same pursuant to this Agreement;

               (vi) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage is a valid and subsisting first or second lien, as set forth on the Mortgage Loan Schedule with respect to each related Mortgage Loan, on the property therein described, and as of the Cut-off Date, the relevant Subsequent Cut-off Date or the date of substitution, as applicable, the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) any first mortgage loan secured by such Mortgaged Property and specified on the Mortgage Loan Schedule; (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

               (vii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage;

               (viii) To the best knowledge of the Seller, as of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

               (ix) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no proceeding pending or, to the best knowledge of the Seller, threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage;

               (x) To the best knowledge of the Seller, as of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xiv);

               (xi) No Minimum Monthly Payment on an Initial Mortgage Loan is more than 59 days delinquent (measured on a contractual basis) and no Minimum Monthly Payment on any other Mortgage Loan being transferred on the relevant date is more than 30 days delinquent (measured on a contractual basis) and no more than 2.98% of the Initial Mortgage Loans in Loan Group 1 being transferred on the relevant date and no more than 1.39% of the Initial Mortgage Loans in Loan Group 2 being transferred on the relevant date (by Cut-off Date Loan Group Balance) were 30-59 days delinquent (measured on a contractual basis);

               (xii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, for each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

               (xiii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the related Mortgage at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan, and the servicing practices used by the Seller with respect to each Mortgage Loan have been consistent with the practices and the degree of skill and care the Seller exercises in servicing for itself loans that it owns that are comparable to the Mortgage Loans;

               (xiv) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either a lender's title insurance policy or binder was issued on the date of origination of the Mortgage Loan being transferred on the relevant date and each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loan as to which no title insurance policy or binder was issued;

               (xv) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located;

               (xvi) As of the Cut-off Date for the Initial Mortgage Loans in Loan Group 1 and for the Initial Mortgage Loans in Loan Group 2 no more than 0.30% and 0.31%, respectively, of such Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code;

               (xvii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%;

               (xviii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders, the Credit Enhancer or Fannie Mae was utilized in selecting the Mortgage Loans;

               (xix) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

               (xx) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;

               (xxi) By the Closing Date with respect to the Initial Mortgage Loans and, to the extent not already included in such filing with respect to the Mortgage Loans within 30 days of the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and within 30 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Seller will file UCC-1 financing statements with respect to the relevant Mortgage Loans;

               (xxii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally;

               (xxiii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer;

               (xxiv) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from the definition in the form of Credit Line Agreement in Exhibit D of the Pooling and Servicing Agreement;

               (xxv) The weighted average remaining term to maturity of the Initial Mortgage Loans in Loan Group 1 and the Initial Mortgage Loans in Loan Group 2 on a contractual basis as of the Cut-off Date for the Initial Mortgage Loans is approximately 294.53 months and 297.31 months, respectively. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Initial Mortgage Loans were made in compliance with the related Mortgage and Mortgage Note and applicable law. Over the term of each Initial Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap, if any. The Loan Rate Caps for the Initial Mortgage Loans in Loan Group 1 range between 11.750% and 26.000% and the weighted average Loan Rate Cap for Loan Group 1 is approximately 17.854%. The Loan Rate Caps for the Initial Mortgage Loans in Loan Group 2 range between 12.750% and 18.000% and the weighted average Loan Rate Cap for Loan Group 2 is approximately 17.913%. The Gross Margins for the Initial Mortgage Loans in Loan Group 1 range between 0.000% and 7.000% and the weighted average Gross Margin is approximately 2.039% as of the Cut-off Date for the Initial Mortgage Loans in Loan Group 1. The Gross Margins for the Initial Mortgage Loans in Loan Group 2 range between -1.750% and 8.650% and the weighted average Gross Margin is approximately 2.046% as of the Cut-off Date for the Initial Mortgage Loans in Loan Group 2. The Loan Rates on the Initial Mortgage Loans in Loan Group 1 range between 5.875% and 14.000% and the weighted average Loan Rate on the Initial Mortgage Loans in Loan Group 1 is approximately 8.002%. The Loan Rates on the Initial Mortgage Loans in Loan Group 2 range between 5.990% and 14.500% and the weighted average Loan Rate on the Initial Mortgage Loans in Loan Group 2 is approximately 8.058%.

               (xxvi) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

               (xxvii) No more than 21.04% (by Cut-off Date Loan Group Balance) of the Initial Mortgage Loans in Loan Group 1 and no more than 21.58% (by Cut-off Date Loan Group Balance) of the Initial Mortgage Loans in Loan Group 2 are secured by real property improved by individual condominium units, units in planned unit developments, townhouses or two-to-four family residences erected thereon, and at least 78.96% (by Cut-off Date Loan Group Balance) of the Initial Mortgage Loans in Loan Group 1 and 78.42% (by Cut-off Date Loan Group Balance) of the Initial Mortgage Loans in Loan Group 2 are secured by real property with a detached one-family residence erected thereon;

               (xxviii) The Credit Limits on the Initial Mortgage Loans in Loan Group 1 range between approximately $6,100.00 and $219,160.00 with an average of approximately $34,216.34. The Credit Limits on the Initial Mortgage Loans in Loan Group 2 range between approximately $7,000.00 and $1,000,000.00 with an average of approximately $57,318.88. As of the Cut-off Date for the Initial Mortgage Loans, no Initial Mortgage Loan in Loan Group 1 had a principal balance in excess of approximately $209,200.00 and no Initial Mortgage Loan in Loan Group 2 had a principal balance in excess of approximately $1,000,000.00 and the average principal balance of the Initial Mortgage Loans in Loan Group 1 and Loan Group 2 is equal to approximately $24,111.84 and $43,977.53, respectively;

               (xxix) Approximately 3.39% and 96.61% of the Initial Mortgage Loans in Loan Group 1, by aggregate principal balance as of the Cut-off Date for the Initial Mortgage Loans, are first and second liens, respectively. Approximately 3.57% and 96.43% of the Initial Mortgage Loans in Loan Group 2, by aggregate principal balance as of the Cut-off Date for the Initial Mortgage Loans, are first and second liens, respectively;

               (xxx) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, all of the Mortgage Loans in Loan Group 1 have principal balances that conform to Fannie Mae guidelines; and

               (xxxi) As of the Closing Date, no more than 5.50% of the Mortgage Loans, by aggregate principal balance, were appraised electronically.

     In the event of a breach of representation or warranty under the Pooling and Servicing Agreement, and with respect to the representations and warranties set forth in this Section 3.2 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Purchaser, the Seller, the Master Servicer, the Credit Enhancer, Fannie Mae or a Responsible Officer of the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan then notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and with respect to any breach of such representation or warranty or of any other representation or warranty that materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan, the Seller shall cure, repurchase or substitute in accordance with the Pooling and Servicing Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive the transfer and assignment of the Mortgage Loans to the Purchaser. It is understood and agreed that the obligation of the Seller to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and has not been cured and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan, as the case may be, subject to the requirements of
Section 2.04 of the Pooling and Servicing Agreement, shall constitute the sole remedy against the Seller respecting such breach available to the Purchaser, Investor Certificateholders, the Trustee on behalf of Investor Certificateholders, the Credit Enhancer and Fannie Mae.

     The Purchaser acknowledges that the Seller, as Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust any Mortgage Loan which is 91 days or more delinquent at a price equal to the purchase price described below. The price for any Mortgage Loan purchased hereunder (which shall be calculated in the same manner set forth in Section 2.02 of the Pooling and Servicing Agreement) shall be deposited in the Collection Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit G of the Pooling and Servicing Agreement, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee, the Credit Enhancer, Fannie Mae or the Certificateholders with respect thereto.

                                  ARTICLE IV

                              SELLER'S COVENANTS

     Section 4.1. Covenants of the Seller. The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trustee, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                  ARTICLE V

                                   SERVICING

     Section 5.1. Servicing. The Seller will be the Master Servicer of the Mortgage Loans pursuant to the terms and conditions of the Pooling and Servicing Agreement.

                                  ARTICLE VI

                                  TERMINATION

     Section 6.1. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                 ARTICLE VII

                           MISCELLANEOUS PROVISIONS

     Section 7.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, with the written consent of the Credit Enhancer (or if a Credit Enhancer Condition is then existing, of Fannie Mae in lieu of the Credit Enhancer) and, if its interests are materially affected, Fannie Mae, by written agreement signed by the Seller and the Purchaser.

     Section 7.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 7.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          (i)     if to the Seller:

                  Countrywide Home Loans, Inc.
                  4500 Park Granada
                  Calabasas, CA 91302
                  Attention: David Walker

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

          (ii)    if to the Purchaser:

                  CWABS, Inc.
                  4500 Park Granada
                  Calabasas, CA 91302
                  Attention: David Walker

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

     Section 7.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 7.5. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 7.6. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of Investor Certificates representing interests in the Mortgage Loans.

     Section 7.7. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Trustee, the Credit Enhancer and Fannie Mae. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Credit Enhancer (or if a Credit Enhancer Condition is then existing, Fannie Mae in lieu of the Credit Enhancer), except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of Investor Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee, the Credit Enhancer or Fannie Mae under the Pooling and Servicing Agreement. Such enforcement of a right or remedy by the Trustee or the Credit Enhancer or Fannie Mae shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 7.8. Survival. The representations and warranties set forth in
Article III shall survive the purchase of the Mortgage Loans hereunder.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                            CWABS, INC.,
                                               as Purchaser



                                            By: /s/ Michael Muir
                                               -------------------------------
                                               Name:  Michael Muir
                                               Title: Vice President


                                            COUNTRYWIDE HOME LOANS, INC.,
                                               as Seller



                                            By: /s/ Michael Muir
                                              --------------------------------
                                               Name:  Michael Muir
                                               Title: Senior Vice President

                                                                   Schedule I

                                  SCHEDULE OF
                                MORTGAGE LOANS
                                --------------


                        [Delivered to the Trustee only]

STATE OF California    )
                       ) ss.:
COUNTY OF Los Angeles  )


     On the 30th day of May 2000 before me, a Notary Public in and for said State, personally appeared Michael Muir, known to me to be a Vice President of CWABS, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          /s/ Yolanda L. Fletcher
                                          ------------------------------------
                                          Notary Public

[Notarial Seal]

STATE OF California    )
                       ) ss.:
COUNTY OF Los Angeles  )


     On the 30th day of May 2000 before me, Michael Muir of Countrywide
Home Loans, Inc., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           /s/ Yolanda L. Fletcher
                                           -----------------------------------
                                           Notary Public

[Notarial Seal]